EXHIBIT (10)-17





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                                      THIRD
                              AMENDED AND RESTATED
                                CREDIT AGREEMENT



                                  by and among



                            HEALTHSOUTH CORPORATION,
                                  as Borrower,


                       NATIONSBANK, NATIONAL ASSOCIATION,
                                    as Agent

                                       and

                   THE LENDERS PARTY HERETO FROM TIME TO TIME




                                 April 18, 1996







--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                                               Page

                                    ARTICLE I

                              Definitions and Terms

1.1.  Definitions...............................................................................................  2
1.2.  Rules of Interpretation................................................................................... 30
1.3.  Classes and Types of Loans................................................................................ 31

                                   ARTICLE II

                                    The Loans

2.1.  Syndicated Loans.......................................................................................... 32
2.2.  Competitive Bid Loans..................................................................................... 35
2.3.  Payment of Interest....................................................................................... 40
2.4.  Payment of Principal...................................................................................... 40
2.5.  Non-Conforming Payments................................................................................... 41
2.6.  Notes..................................................................................................... 41
2.7.  Pro Rata Payments......................................................................................... 42
2.8.  Reductions................................................................................................ 42
2.9.  Conversions and Elections of Subsequent Interest
      Periods................................................................................................... 43
2.10. Increase and Decrease in Amounts.......................................................................... 44
2.11. Unused Fees............................................................................................... 44
2.12. Deficiency Advances....................................................................................... 44
2.13. Use of Proceeds........................................................................................... 45
2.14. Extension of Stated Termination Date...................................................................... 45

                                   ARTICLE III

                                Letters of Credit

3.1.  Letters of Credit......................................................................................... 48
3.2.  Reimbursement............................................................................................. 48
3.3.  Letter of Credit Facility Fees............................................................................ 52
3.4.  Administrative Fees....................................................................................... 52

                                   ARTICLE IV

               Termination of Eurodollar Rate and Yield Protection

4.1.  Suspension of Loans....................................................................................... 53
4.2.  Compensation.............................................................................................. 54
4.3.  Taxes..................................................................................................... 55

                                    ARTICLE V

     Conditions to Making Loans and Issuing Letters of Credit

5.1.  Conditions of Initial Advance............................................................................. 57
5.2.  Conditions of Loans and Letters of Credit................................................................. 59






                                   ARTICLE VI

                         Representations and Warranties

6.1.  Organization and Authority................................................................................ 61
6.2.  Loan Documents............................................................................................ 61
6.3.  Solvency.................................................................................................. 62
6.4.  Subsidiaries.............................................................................................. 62
6.5.  Ownership Interests....................................................................................... 62
6.6.  Financial Condition....................................................................................... 62
6.7.  Title to Properties....................................................................................... 63
6.8.  Taxes..................................................................................................... 63
6.9.  Other Agreements.......................................................................................... 63
6.10. Litigation................................................................................................ 64
6.11. Margin Stock.............................................................................................. 64
6.12. Investment Company........................................................................................ 65
6.13. Patents, Etc.............................................................................................. 65
6.14. No Untrue Statement....................................................................................... 65
6.15. No Consents, Etc.......................................................................................... 65
6.16. ERISA Requirement......................................................................................... 66
6.17. No Default................................................................................................ 66
6.18. Hazardous Materials....................................................................................... 66
6.19. Employment Matters........................................................................................ 66
6.20. RICO...................................................................................................... 67
6.21. Reimbursement from Third Party Payors..................................................................... 67

                                   ARTICLE VII

                              Affirmative Covenants

7.1.  Financial Statements, Reports, Etc........................................................................ 68
7.2.  Maintain Properties....................................................................................... 70
7.3.  Existence, Qualification, Etc............................................................................. 70
7.4.  Regulations and Taxes..................................................................................... 70
7.5.  Insurance................................................................................................. 70
7.6.  True Books................................................................................................ 70
7.7.  Right of Inspection....................................................................................... 71
7.8.  Observe all Laws.......................................................................................... 71
7.9.  Governmental Licenses..................................................................................... 71
7.10. Covenants Extending to Other Persons...................................................................... 71
7.11. Officer's Knowledge of Default............................................................................ 71
7.12. Suits or Other Proceedings................................................................................ 71
7.13. Notice of Discharge of Hazardous Material or
      Environmental Complaint................................................................................... 72
7.14. Environmental Compliance.................................................................................. 72
7.15. Continuation of Current Business.......................................................................... 73
7.16. Management Contracts...................................................................................... 73

                                  ARTICLE VIII

                               Negative Covenants
8.1.  Financial Covenants....................................................................................... 74
8.2.  Investments and Loans..................................................................................... 74

                                       ii




8.3.  Indebtedness.............................................................................................. 74
8.4.  Disposition of Assets..................................................................................... 75
8.5.  Consolidation or Merger................................................................................... 75
8.6.  Liens..................................................................................................... 75
8.7.  Dividends and Distributions............................................................................... 75
8.8.  Acquisitions.............................................................................................. 75
8.9.  Restricted Payments....................................................................................... 75
8.10. Compliance with ERISA..................................................................................... 76
8.11. Fiscal Year............................................................................................... 76
8.12. Dissolution, etc.......................................................................................... 76

                                   ARTICLE IX

                       Events of Default and Acceleration

9.1.  Events of Default......................................................................................... 78
9.2.  Agent to Act.............................................................................................. 81
9.3.  Cumulative Rights......................................................................................... 81
9.4.  No Waiver................................................................................................. 81
9.5.  Allocation of Proceeds.................................................................................... 81

                                    ARTICLE X

                                    The Agent

10.1.  Appointment.............................................................................................. 83
10.2.  Attorneys-in-fact........................................................................................ 83
10.3.  Limitation on Liability.................................................................................. 83
10.4.  Reliance................................................................................................. 83
10.5.  Notice of Default........................................................................................ 84
10.6.  No Representations....................................................................................... 84
10.7.  Indemnification.......................................................................................... 85
10.8.  Lender................................................................................................... 85
10.9.  Resignation.............................................................................................. 85
10.10. Sharing of Payments, etc................................................................................. 86
10.11. Fees..................................................................................................... 87
10.12. Independent Agreements................................................................................... 87

                                   ARTICLE XI

                                  Miscellaneous

11.1.  Assignments and Participations........................................................................... 88
11.2.  Notices.................................................................................................. 90
11.3.  No Waiver................................................................................................ 91
11.4.  Setoff................................................................................................... 92
11.5.  Survival................................................................................................. 92
11.6.  Expenses................................................................................................. 92
11.7.  Amendments............................................................................................... 93
11.8.  Counterparts............................................................................................. 94
11.9.  Waivers by Borrower...................................................................................... 94
11.10. Termination.............................................................................................. 95
11.11. Governing Law............................................................................................ 96

                                       iii




11.12. Indemnification.......................................................................................... 96
11.13. Agreement Controls....................................................................................... 97
11.14. Integration.............................................................................................. 97
11.15. Successors and Assigns................................................................................... 97
11.16. Severability............................................................................................. 97
11.17. Usury Savings Clause..................................................................................... 97

EXHIBIT A   Applicable Commitment Percentages...................................................................A-1
EXHIBIT B   Form of Assignment and Acceptance...................................................................B-1
EXHIBIT C   Notice of Appointment (or Revocation)
            of Authorized Representative........................................................................C-1
EXHIBIT D   Form of Borrowing Notice............................................................................D-1
EXHIBIT E   Form of Competitive Bid Note........................................................................E-1
EXHIBIT F   Form of Interest Rate Selection Notice..............................................................F-1
EXHIBIT G   Form of Line of Credit Note.........................................................................G-1
EXHIBIT H   Investments.........................................................................................H-1
EXHIBIT I   Form of Revolving Note..............................................................................I-1
EXHIBIT J   Form of Competitive Bid Quote Request...............................................................J-1
EXHIBIT K   Form of Competitive Bid Quote.......................................................................K-1
EXHIBIT L   Form of Opinion of Borrower's Counsel...............................................................L-1
EXHIBIT M   Compliance Certificate..............................................................................M-1
EXHIBIT N   Executive Officers..................................................................................N-1

Schedule 6.4   Subsidiaries
Schedule 6.19  Employment Matters
Schedule 8.3   Existing Subsidiary Indebtedness


                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT

         THIS THIRD AMENDED AND RESTATED CREDIT AGREEMENT dated as of April 18, 1996 (this "Agreement") is entered into by and among HEALTHSOUTH CORPORATION, a Delaware corporation (the "Borrower"), the Lenders signatories hereto (the "Lenders") and NATIONSBANK, N.A., a national banking association, as agent for the Lenders (the "Agent").

                                    RECITAL:
                                    --------

         Pursuant to a Credit Agreement dated as of November 20, 1992 as amended by Amendments No. 1 and No. 2 (the "Original Agreement"), the lenders party thereto (the "Original Lenders") agreed to make loans and cause to be issued letters of credit all in an aggregate outstanding amount of not to exceed $390,000,000. Pursuant to the terms of the Original Agreement all Participating Subsidiaries and Participating Partnerships (each as defined in the Original Agreement) guaranteed payment of all Credit Obligations (as defined in the Original Agreement). In addition, the Borrower and certain of the Participating Subsidiaries executed and delivered to the Agent, for the benefit of the Lenders, Pledge Agreements conveying the property described therein as security for the Credit Obligations. At the request of the Borrower, by Amended and Restated Credit Agreement dated June 7, 1994 (the "First Restated Agreement") the Borrower, the Agent and certain of the Original Lenders together with additional lenders (the "First Restatement Lenders") amended and restated the Original Agreement thereby increasing the amount of the credit facility to $550,000,000, changing certain provisions of the Original Agreement and resulting in the addition of certain Participating Subsidiaries. At the request of the Borrower, by Second Amended and Restated Credit Agreement dated April 11, 1995, as amended by Amendment No. 1 and Amendment No. 2 (the "Second Restated Agreement"), the Borrower, the Agent and the First Restatement Lenders together with additional lenders (the "Second Restated Lenders") amended and restated the First Restated Agreement thereby increasing the amount of the credit facility to $1,000,000,000, changing certain provisions of the First Restated Agreement and resulting in the addition of certain Participating Subsidiaries and Participating Partnerships. The Borrower has requested that the Second Restated Agreement be further amended and restated in its entirety in order to increase the amount of the credit facility and to further change certain of the provisions contained therein and to change certain of the lenders participating therein. Accordingly, the Borrower, the Lenders and the Agent agree that the Second Restated Agreement is hereby amended and restated in its entirety as follows, effective as of the Closing Date:

                                    ARTICLE I

                              Definitions and Terms
                              ---------------------

         1.1. Definitions. For the purposes of this Agreement, in addition to the definitions set forth above, the following terms shall have the respective meanings set forth below:

                  "Absolute Rate" shall have the meaning assigned to such term in Section 2.2(c)(ii)(D).

                  "Absolute  Rate  Auction"   shall  mean  a   solicitation   of
         Competitive Bid Quotes setting forth Absolute Rates pursuant to Section 2.2.

                  "Absolute Rate Loans" shall mean the Competitive Bid Loans the interest rates on which are determined on the basis of Absolute Rates set at Absolute Rate Auctions.

                  "Acquisition" means the acquisition, whether with cash, property, stock or promise to pay, of all or a portion of a Person or a Facility or Facilities of a Person, permitted under Section 8.8; provided such Person or Facilities is in substantially the same line of business engaged in by Borrower or its Consolidated Entities.

                  "Actual/360 Basis" shall mean a method of computing interest or other charges hereunder on the basis of an assumed year of 360 days for actual number of days elapsed, meaning that interest or other charges accrued for each day will be computed by multiplying the rate applicable on that day by the unpaid principal balance (or other relevant sum) on that day and dividing the result by 360.

                  "Advance"  means  a  borrowing  under  the  Revolving   Credit
         Facility or Line of Credit Facility consisting of the aggregate principal amount of a Syndicated Loan or a Competitive Bid Loan.

                  "Affiliate" of any specified Person means any other Person (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person; or (ii) which beneficially owns or holds 5% or more of any class of the outstanding voting stock (or in the case of a Person which is not a corporation, 5% or more of the equity interest) of such specified Person; or 5% or more of any class of the outstanding voting stock (or in the case of a Person which is not a corporation, 5% or more of the equity interest) of which is beneficially owned or held by such specified Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting stock, by contract or otherwise.

                  "Applicable Commitment Percentage" means, with respect to each Lender, that portion of the Total Line of Credit Commitment and Total Revolving Credit Commitment allocable to such Lender (a) with respect to Lenders as of the Closing Date, as set forth on Exhibit A, and (b) with respect to any Person who becomes a Lender thereafter, as reflected in each Assignment and Acceptance to which such Lender is a party assignee; provided that the Applicable Commitment Percentage of each Lender shall be increased or decreased to reflect any assignments to or by such Lender effected in accordance with Section 11.1.

                  "Applicable Margin" means that number of basis points per annum set forth below determined based upon the more favorable of either (i) the highest Rating of outstanding senior unsecured Indebtedness of the Borrower from time to time or (ii) the ratio of Consolidated EBITDA to Consolidated Interest Expense for the Four-Quarter Period most recently ended as specified below:

                                                    Rating
                                                    ------
             Ratio of Consolidated                                    Applicable
         EBITDA to Consolidated Interest        S&P or Moody's          Margin
         -------------------------------        --------------          ------

         a) Greater than 7.50 to 1.00           A-         A3            25 b.p.

         b) Equal to or Less than 7.50
            to 1.00 but Greater than
            6.50 to 1.00                        BBB+       Baa1          30

         c) Equal to or Less than 6.50
            to 1.00 but Greater than
            5.50 to 1.00                        BBB        Baa2          35

         d) Equal to or Less than 5.50
            to 1.00 but Greater than
            4.50 to 1.00                        BBB-       Baa3          45

         e) Equal to or Less than 4.50
            to 1.00 but Greater than
            3.50 to 1.00                        BB+        Ba1           55

         f) Equal to or Less than 3.50
            to 1.00 but Greater than
            3.00 to 1.00                        BB         Ba2           62.5

         g) Equal to or Less than 3.00
            to 1.00 but Greater than            BB-        Ba3
            2.50 to 1.00                         or Lower                75

         The Applicable Margin shall be established in the case of a Rating from time to time based upon the Rating then in effect and, in the case of the ratio, at the end of each fiscal quarter of the Borrower (the "Ratio Determination Date"). Any change in the Applicable Margin following each Ratio Determination Date shall be determined based upon the computations set forth in the Compliance Certificate, subject to review and approval of such computations by the Agent, and shall be effective commencing on the date following the date such certificate is received until the date following the date on which a new Compliance Certificate is delivered or is required to be delivered, whichever shall first occur; provided however, if the Borrower shall fail to deliver any such certificate within the time period required by Section 7.1, then the Applicable Margin shall be 2% until the appropriate certificate is so delivered. From the Closing Date to the first Ratio Determination Date, the Applicable Margin shall be 45 basis points unless there is an improvement in the Rating from the Rating in effect at the Closing Date.

                  "Applicable Unused Fee" means that number of basis points per annum set forth below, which shall be determined based upon the more favorable of either (i) the highest Rating of outstanding senior unsecured Indebtedness of the Borrower from time to time or (ii) the ratio of Consolidated EBITDA to Consolidated Interest Expense for the Four-Quarter Period most recently ended as specified below:


                                             Rating           Applicable Unused Fee
                                             ------           ---------------------
              Ratio of Consolidated                         Line of        Revolving
         EBITDA to Consolidated Interest  S&P or Moody's Credit Facility Credit Facility
         -------------------------------  -------------- --------------- ---------------

         a) Greater than 7.50 to 1.00     A-    A3           8 b.p.        9 b.p.

         b) Equal to or Less than 7.50
            to 1.00 but Greater than
            6.50 to 1.00                  BBB+  Baa1         9            10

         c) Equal to or Less than 6.50
            to 1.00 but Greater than
            5.50 to 1.00                  BBB   Baa2        10            12.5

         d) Equal to or Less than 5.50
            to 1.00 but Greater than
            4.50 to 1.00                  BBB-  Baa3        12.5          15

         e) Equal to or Less than 4.50
            to 1.00 but Greater than
            3.50 to 1.00                  BB+   Ba1         15            17.5

         f) Equal to or Less than 3.50
            to 1.00 but Greater than
            3.00 to 1.00                  BB    Ba2         17.5          20

         g) Equal to or Less than 3.00
            to 1.00 but Greater than      BB-   Ba3
            2.50 to 1.00                   or Lower         22.5          25


         The Applicable Unused Fee shall be established in the case of a Rating from time to time based upon the Rating then in effect, and in the case of the ratio, at the end of each fiscal quarter of the Borrower (the "Ratio Determination Date"). Any change in the Applicable Unused Fee following each Ratio Determination Date shall be determined based upon the computations set forth in the Compliance Certificate, subject to review and approval of such computations by the Agent and shall be effective commencing on the date following the date such certificate is received until the date following the date on which a new Compliance Certificate is delivered or is required to be delivered, whichever shall first occur; provided however, if the Borrower shall fail to deliver any such certificate within the time period required by Section 7.1, then the Applicable Unused Fee shall be 2%. From the Closing Date to the first Ratio Determination Date, the Applicable Unused Fee shall be 15 basis points on the Revolving Credit Facility and 12.5 basis points on the Line of Credit Facility unless there is an improvement in the Rating from the Rating in effect at the Closing Date.

                  "Applications and Agreements for Letters of Credit" means, collectively, the Applications and Agreements for Letters of Credit, or similar documentation, executed by the Borrower from time to time and delivered to the Issuing Bank to support the issuance of Letters of Credit.

                  "Assignment and Acceptance" shall mean an Assignment and Acceptance in the form of Exhibit B (with blanks appropriately filled in) delivered to the Agent in connection with an assignment of a Lender's interest under this Agreement pursuant to Section 11.1.

                  "Authorized Representative" means any of the Executive Officers of the Borrower or, with respect to financial matters, the Treasurer or the chief financial officer of the Borrower, or any other Person expressly designated by the Board of Directors of the Borrower (or the appropriate committee thereof) as an Authorized Representative of the Borrower, as set forth from time to time in a certificate in the form of Exhibit C.

                  "Base Rate" means the per annum rate of interest equal to the greater of (i) the Prime Rate or (ii) the Federal Funds Effective Rate plus one-half of one percent (1/2%). Any change in the Base Rate resulting from a change in the Prime Rate or the Federal Funds Effective Rate shall become effective as of 12:01 A.M. of the Business Day on which each such change occurs. The Base Rate is a reference rate used by the Agent in determining interest rates on certain loans and is not intended to be the lowest rate of interest charged on any extension of credit to any debtor.

                  "Base Rate Loan" means a Loan for which the rate of interest is determined by reference to the Base Rate.

                  "Base Rate Segment" means a Segment bearing interest or to bear interest at the Base Rate.

                  "Base Rate Refunding Loan" means an Advance under the Revolving Credit Facility which bears interest at a Base Rate made to satisfy Reimbursement Obligations arising from a drawing under a Letter of Credit.

                  "Board" means the Board of Governors of the Federal Reserve System (or any successor body).

                  "Borrowing Notice" means the notice delivered by an Authorized Representative in connection with an Advance under the Revolving Credit Facility or Line of Credit Facility, in the form of Exhibit D.

                  "Business Day" means, (i) except in the case of a Eurodollar Loan, any day which is not a Saturday, Sunday or a day on which banks in the States of New York and North Carolina are authorized or obligated by law, executive order or governmental decree to be closed and, (ii) with respect to any Eurodollar Rate Loan, any day which is a Business Day, as described above, and on which the relevant international financial markets are open for the transaction of business contemplated by this Agreement in London, England, New York, New York and Charlotte, North Carolina.

                  "Capital Leases" means all leases which have been or should be capitalized in accordance with GAAP as in effect from time to time including Statement No. 13 of the Financial Accounting Standards Board and any successor thereof.

                  "Capital Stock" of any Person means any and all shares, rights to purchase, warrants or options (whether or not currently exercisable), participation or other equivalents of or interest in (however designated) the equity (including without limitation common stock, preferred stock and partnership and joint venture interests) of such Person (excluding any debt securities that are convertible into, or exchangeable for, such equity).

                  "Change of Control" means, at any time:

                     (i) any  "person"  or  "group"  (each  as used in  Sections
                  13(d)(3) and 14(d)(2) of the Exchange Act), who are not as of the Closing Date owners of one percent (1%) or more of the Voting Stock of the Borrower, either (A) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange
                  Act), directly or indirectly, of Voting Stock of the Borrower (or securities convertible into or exchangeable for such Voting Stock) representing 15% or more of the combined voting power of all Voting Stock of the Borrower (on a fully diluted basis) or (B) otherwise has the ability, directly or indirectly, to elect a majority of the board of directors of the Borrower;

                     (ii) during any period of up to 24 consecutive months, commencing on the Closing Date, individuals who at the beginning of such period were directors of the Borrower shall cease for any reason (other than the death, disability or retirement of an officer of the Borrower that is serving as a director at such time so long as another officer of the Borrower replaces such Person as a director) to constitute a majority of the board of directors of the Borrower; or

                     (iii) any Person or two or more  Persons  acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition, of the power to exercise, directly or indirectly, a controlling influence on the management or policies of the Borrower.

                  "Closing Date" means the date as of which this Agreement is executed by the Borrower, the Lenders and the Agent and on which the conditions set forth in Section 5.1 have been satisfied.

                  "Code" means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

                  "Commitment" shall mean, as to each Lender, the obligation of such Lender to make Loans pursuant to Section 2.1 in an aggregate amount at any one time outstanding up to but not exceeding the amount set opposite such Lender's name on the signature pages hereof under the caption "Commitment" (as the same may be limited or reduced at any time or from time to time pursuant to Section 2.8); provided that the Commitment of each Lender shall be increased or decreased to reflect any assignments to or by such Lender effected in accordance with
         Section 11.1.

                  "Common Stock" means the common stock, par value $.01 per share, of the Borrower.

                  "Competitive Bid Borrowing" shall have the meaning assigned to such term in Section 2.2(b).

                  "Competitive  Bid Loans" shall mean the Loans  provided for by
         Section 2.2.

                  "Competitive Bid Notes" shall mean the promissory notes provided for by Section 2.6(c) substantially in the form of Exhibit E and all promissory notes delivered in substitution or exchange therefor, in each case as the same shall be modified and supplemented and in effect from time to time.

                  "Competitive Bid Quote" shall mean an offer in accordance with
         Section 2.2(c) by a Lender to make a Competitive Bid Loan with one single specified interest rate.

                  "Competitive   Bid  Quote  Request"  shall  have  the  meaning
         assigned to such term in Section 2.2(b).

                  "Compliance Certificate" shall have the meaning attributed to that term in Section 7.1(c).

                  "Consistent Basis" in reference to the application of GAAP means the accounting principles observed in the period referred to are comparable in all material respects to those applied in the preparation of the audited financial statements of the Borrower referred to in
         Section 6.6(a).

                  "Consolidated Amortization Expense" of the Borrower for any period means the amortization expense of the Borrower and its Consolidated Entities for such period (to the extent included in the computation of Consolidated Net Income), determined on a consolidated basis in accordance with GAAP.

                  "Consolidated Depreciation Expense" of the Borrower means the depreciation expense of the Borrower and its Consolidated Entities for such period (to the extent included in the computation of Consolidated Net Income of the Borrower), determined on a consolidated basis in accordance with GAAP.

                  "Consolidated EBITDA" means, with respect to the Borrower and its Consolidated Entities for any Four-Quarter Period ending on the date of computation thereof, the sum of, without duplication, (i) Consolidated Net Income, (ii) Consolidated Interest Expense, (iii) Consolidated Income Tax Expense, (iv) Consolidated Amortization Expense, (v) Consolidated Depreciation Expense and (vi) the minority interest of any Person or Persons in Consolidated Entities, all determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis.

                  "Consolidated Entity" shall mean any Person whose financial statements are appropriately consolidated with the Borrower's financial statements under GAAP.

                  "Consolidated  Indebtedness"  means  all  Indebtedness  of the
         Borrower  and  its   Consolidated   Entities,   all   determined  on  a
         consolidated basis.

                  "Consolidated Interest Expense" means, with respect to any Four-Quarter Period ending on the date of computation thereof, the gross interest expense of the Borrower and its Consolidated Entities, including without limitation (i) the current amortized portion of debt discounts to the extent included in gross interest expense, (ii) the current amortized portion of all fees (including fees payable in respect of any Rate Hedging Obligation) payable in connection with the incurrence of Indebtedness to the extent included in gross interest expense, (iii) the portion of any payments made in connection with Capital Leases allocable to interest expense, and (iv) lease payments, other than the Headquarters Obligations, made pursuant to the Headquarters Lease, all determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis.

                  "Consolidated Net Income" of the Borrower for any period means the net income (or loss) of the Borrower and its Consolidated Entities for such period determined on a consolidated basis in accordance with GAAP, without giving effect to dividends on any series of preferred stock of any Consolidated Entity, whether or not in cash, to the extent such consolidated net income was reduced thereby; provided that there shall be excluded from such net income (for all purposes, other than compliance with Section 8.1(a), to the extent otherwise included therein), without duplication, (i) the net income of any Person (other than a Consolidated Entity) to the extent that any such income has not actually been received by the Borrower or a Consolidated Entity in the form of dividends or similar distributions during such period, but including, in any event, net income of any Person who becomes a Consolidated Entity whose Acquisition is accounted for on a "pooling of interests" basis; (ii) except to the extent includable in the consolidated net income of the Borrower or a Consolidated Entity pursuant to the foregoing clause (i), the net income of any Person that accrued prior to the date that (a) such Person becomes a Consolidated Entity or is merged into or consolidated with a Consolidated Entity or
         (b) the assets of such Person are acquired by the Borrower or a Consolidated Entity; (iii) the net income of any Consolidated Entity to the extent that the declaration or payment of dividends or similar distributions by such Consolidated Entity of that income is not permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Consolidated Entity during such period;
         (iv) any gain (or loss), together with any related provisions for taxes on any such gain, realized during such period by the Borrower or its Consolidated Entities upon (a) the acquisition of any securities, or the extinguishment of any Indebtedness, of the Borrower or its Consolidated Entities or (b) any asset sale by the referent person or any of its Subsidiaries; (v) any extraordinary gain (or extraordinary loss), together with any related provision for taxes or tax benefit resulting from any such extraordinary gain or loss, realized by the Borrower or its Consolidated Entities during such period; and (vi) in the case of a successor to any Person by consolidation, merger or transfer of its assets, any earnings of the successor prior to such merger, consolidation or transfer of assets; provided, further, however, that there shall be added back to net income non-recurring, non-cash expenses and cash transaction costs relating to professional fees arising in conjunction with an Acquisition provided such expenses do not exceed 10% of the Cost of Acquisition.

                  "Consolidated Net Worth" of the Borrower as of any date means the Consolidated Stockholders' Equity (including any preferred stock that is classified as equity under GAAP, other than Disqualified Stock) of the Borrower and its Consolidated Entities (excluding any equity adjustment for foreign currency translation for any period subsequent to the Closing Date) on a consolidated basis at such date, as determined in accordance with GAAP, less all write-ups subsequent to the Closing Date in the book value of any asset owned by the Borrower or any of its Consolidated Entities.

                  "Consolidated Stockholders' Equity" shall mean at any time as at which the amount thereof is to be determined, the sum of the following amounts in respect of the Borrower and the Consolidated
         Entities: (i) the par or stated value of all Capital Stock of the Borrower, (ii) retained earnings, (iii) additional paid in capital,
         (iv) capital surplus and (v) earned surplus minus treasury stock.

                  "Consolidated Tangible Net Worth" means, as of any date on which the amount thereof is to be determined, Consolidated Stockholders' Equity minus (without duplication of deductions in respect of items already deducted in arriving at surplus and retained earnings) (i) all reserves (other than contingency reserves not allocated to any particular purpose), including without limitation reserves for depreciation, depletion, amortization, obsolescence, deferred income taxes, insurance and inventory valuation and (ii) the net book value of all assets which would be treated as intangible assets, such as (without limitation) goodwill (whether representing the excess of cost over book value of assets acquired or otherwise), capitalized expenses, unamortized debt discount and expense, consignment inventory rights, patents, trademarks, trade names, copyrights, franchises and licenses, all as determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis.

                  "Consolidated Total Assets" means, as of any date on which the amount thereof is to be determined, the net book value of all assets of the Borrower and its Consolidated

         Entities as determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis.

                  "Consolidated Total Capital" means, as of any date on which the amount thereof is to be determined, the sum of Consolidated Indebtedness plus Consolidated Shareholders' Equity of the Borrower and its Consolidated Entities.

                  "Contract Provider" means any Person who provides professional health care services under or pursuant to any contract with the Borrower or any Subsidiary.

                  "Controlled Partnership" shall mean a general partnership of which the Borrower or a Subsidiary is a general partner (but not including Alabama World Football), or a limited partnership whose general partners include the Borrower or a Subsidiary (but not including Vanderbilt), or a limited liability company whose members include the Borrower or a Subsidiary or another Controlled Partnership, which partnership, whether general or limited, or limited liability company has assets with a value in excess of $2,000.00, and with respect to which partnership or limited liability company the Borrower or a Subsidiary is entitled to receive not less than 50% of any distributions of cash made to the partners or members thereof, other than any preferred cash distribution arrangement in existence at the Closing Date or approved by the Required Lenders in writing, or which is otherwise a Consolidated Entity.

                  "Cost of Acquisition" means, in respect of any Acquisition, the sum of (i) the amount of cash paid by the Borrower and its Consolidated Entities in connection with such Acquisition, (ii) the Fair Market Value of all Capital Stock or other ownership interests of the Borrower or any Consolidated Entity issued or given in connection with such Acquisition, (iii) the amount (determined by using the face amount or the amount payable at maturity, whichever is greater) of all Indebtedness incurred, assumed or acquired in connection with such Acquisition, (iv) all additional purchase price amounts in the form of earnouts and other contingent obligations that should be recorded on the financial statements of the Borrower and its Consolidated Entities in connection with Generally Accepted Accounting Principles, (v) all amounts paid in respect of covenants not to compete, consulting agreements and other affiliated contracts in connection with such Acquisition and (vi) the aggregate fair market value of all other consideration given by the Borrower and its Consolidated Entities in connection with such Acquisition.

                  "Default" means any event or condition which, with the giving or receipt of notice or lapse of time or both, would constitute an Event of Default.

                  "Default Rate" means (i) with respect to each Eurodollar Rate Loan and Eurodollar Rate Segment, until the end of the Interest Period applicable thereto, a rate of two percent (2%) plus the Eurodollar Rate applicable to such Loan or Segment, and thereafter at a rate of interest per annum which shall be two percent (2%) plus the Base Rate,
         (ii) with respect to Base Rate Loans and Base Rate Segments, at a rate of interest per annum which shall be two percent (2%) plus the Base Rate and (iii) in any case, the maximum rate permitted by applicable law, if lower.

                  "Disqualified Stock" means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the Revolving Credit Termination Date.

                  "Dollars" and the symbol "$" mean dollars constituting legal tender for the payment of public and private debts in the United States of America.

                  "Employee Benefit Plan" means any employee benefit plan within the meaning of Section 3(3) of ERISA which (i) is maintained for employees of the Borrower or any of its ERISA Affiliates or is assumed by the Borrower or any of its ERISA Affiliates in connection with any Acquisition or (ii) has at any time been maintained for the employees of the Borrower or any current or former ERISA Affiliate.

                  "Environmental Laws" means, collectively, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Superfund Amendments and Reauthorization Act of 1986, the Resource Conservation and Recovery Act, as amended, the Toxic Substances Control Act, as amended, the Clean Air Act, as amended, the Clean Water Act, as amended, any other "Superfund" or "Superlien" law or any other federal, or applicable state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning, any Hazardous Material.

              "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute and all rules and regulations promulgated thereunder.

                  "ERISA Affiliate", as applied to the Borrower, means any Person or trade or business which is a member of a group which is under common control with the Borrower, who together with the Borrower, is treated as a single employer within the meaning of Section 414(b) and (c) of the Code.

                  "Eurodollar Auction" shall mean a solicitation of Competitive Bid Quotes setting forth Eurodollar Margins based on the Interbank Offered Rate pursuant to Section 2.2.

                  "Eurodollar Margin" shall have the meaning assigned to such term in Section 2.2(c)(ii)(C).

                  "Eurodollar Market Loans" shall mean Competitive Bid Loans interest rates on which are determined on the basis of Interbank Offered Rate pursuant to a Eurodollar Auction.

                  "Eurodollar Rate" means the interest rate per annum calculated according to the following formula:

         Eurodollar =        Interbank Offered Rate        +    Applicable
                       --------------------------------
            Rate       1- Eurodollar Reserve Percentage      Margin

                  "Eurodollar Rate Loan" means a Loan or Segment of a Loan for which the rate of interest is determined by reference to the Eurodollar Rate.

                  "Eurodollar Rate Segment" means a Segment bearing interest or to bear interest at the Eurodollar Rate.

                  "Eurodollar Reserve Percentage" means, for any day, that percentage (expressed as a decimal) which is in effect from time to time under Regulation D or any successor regulation, as the maximum reserve requirement (including any basic, supplemental, emergency, special, or marginal reserves) applicable with respect to Eurocurrency liabilities as that term is defined in Regulation D (or against any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Rate Loans is determined), whether or not the Agent or any Lender has any Eurocurrency liabilities subject to such requirements, without benefits of credits or proration, exceptions or offsets that may be available from time to time to the Agent or any Lender. The Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Percentage.

                  "Event of Default" means any of the occurrences set forth as such in Section 9.1.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder.

                  "Executive Officer" means any Person who from time to time holds the offices with Borrower listed on Exhibit N.

                  "Facility"    shall   mean   an   inpatient   or    outpatient
         rehabilitation facility, certified outpatient rehabilitation facility, skilled nursing facility, specialty medical center, specialty
         orthopedic   hospital  or  acute  care  hospital,   subacute  inpatient
         facility, transitional living center, medical office building, outpatient surgery center or outpatient diagnostic center with all buildings and improvements associated therewith, that is owned or leased, in whole or part, by the Borrower or a Subsidiary or any partnership controlled directly or indirectly by the Borrower.

                  "Facility Termination Date" means the date on which both the Revolving Credit Termination Date and the Line of Credit Termination Date shall have occurred, no Letters of Credit shall remain outstanding and the Borrower shall have fully, finally and irrevocably paid and satisfied all Obligations.

                  "Fair Market Value" shall mean, with respect to any capital stock or other ownership interests issued or given by the Borrower or any Consolidated Entity in connection with an Acquisition, (i) in the case of capital stock that is Common Stock and such Common Stock is then designated as a national market system security by the National Association of Securities Dealers, Inc. ("NASD") or is listed on a national securities exchange, the average of the last reported bid and ask quotations or prices reported thereon for Common Stock or such other value as may be ascribed to the Common Stock in a definitive merger or acquisition agreement provided such value is determined according to customary methods for like transactions and is approved (to the extent required by Borrower's charter or bylaws) by the Borrower's Board of Directors or (ii) in the case of capital stock that is not Common Stock or in the event that Common Stock is not so designated by NASD or listed on such national exchange, or in the case of any other ownership interests, the determination of the fair market value thereof in good faith by a majority of disinterested members of the board of directors of the Borrower or such Consolidated Entity, in each case effective as of the close of business on the Business Day immediately preceding the closing date of such Acquisition.

                  "Federal Funds Effective Rate" means, for any day, the rate per annum (rounded upward to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (a) if such day is not a Business Day, the Federal Funds Effective Rate for such day shall be such rate on such transactions on the next preceding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Effective Rate for such day shall be the average rate quoted to the Agent on such day on such transaction as determined by the Agent.

                  "Fiscal Year" means the twelve month fiscal period of the Borrower commencing on January 1 of each calendar year and ending on December 31 of each calendar year.

                  "Fixed Rate" shall mean the Absolute Rate or the Interbank Offered Rate plus the Applicable Margin or the Eurodollar Margin, as the case may be.

                  "Fixed Rate Loan" means a Loan for which the rate of interest is determined by reference to the Fixed Rate.

                  "Fixed Rate Segment" shall mean a Segment to which a Fixed Rate is (or is proposed to be) applicable.

                  "Four-Quarter Period" means a period of four full consecutive fiscal quarters of the Borrower and its Subsidiaries, taken together as one accounting period; provided, however, for purposes of this
         Agreement, for periods prior to December 31, 1996 the results of operations shall be determined for the Four-Quarter Period ending on the last day of (i) the first quarter of Fiscal Year 1996 by multiplying the results of operations for the first quarter by four
         (4), (ii) the second quarter of Fiscal Year 1996 by multiplying the results of operations for the first and second quarters by two (2), and
         (iii) for the third quarter of Fiscal Year 1996 by multiplying the results of operations of the sum of the first, second and third quarters by four-thirds (4/3's).

                  "GAAP" or "Generally Accepted Accounting Principles" means generally accepted accounting principles, being those principles of accounting set forth in pronouncements of the Financial Accounting Standards Board or the American Institute of Certified Public Accountants or which have other substantial authoritative support and are applicable in the circumstances as of the date of a report.

                  "Governmental   Authority"  shall  mean  any  Federal,  state,
         municipal, national or other governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state of the United States, the United States, or a foreign entity or government.

                  "Guaranteed Obligations" of any person shall mean all guaranties (including guaranties of guaranties and guaranties of dividends and other monetary obligations), endorsements, assumptions and other contingent obligations with respect to, or to purchase or to otherwise pay or acquire, Indebtedness of others; provided, however, that such term shall not include obligations under leases and other contracts initially incurred directly by another Person and subsequently directly assumed by the Person in question, but such term shall include obligations that, if the same had been initially incurred directly by the Person in question, would have constituted Guaranteed Obligations.

                  "Hazardous Material" means and includes any hazardous, toxic or dangerous waste, substance or material, the generation, handling, storage, disposal, treatment or emission of which is subject to any Environmental Law.

                  "HCFA"  means  the  United   States   Health  Care   Financing
         Administration and any successor thereto.

                  "Headquarters Lease" means the Lease Agreement between HEALTHSOUTH Holdings, Inc., as Lessee, and First Security Bank of Utah, N.A., as Lessor, dated as of November 16, 1995 providing for the lease to HEALTHSOUTH Holdings, Inc. of the land and improvements thereon located on the property described therein, as such Lease Agreement may be amended, modified or supplemented from time to time.

                  "Headquarters Obligations" means all of the Holder Advances and Loans, as each such term is defined in the Participation Agreement.

                  "Indebtedness" of any Person at any date means, without duplication: (i) all indebtedness of such Person for borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof); (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments; (iii) all obligations (contingent or otherwise) of such Person in respect of letters of credit or other similar instruments (or reimbursement obligations with respect thereto); (iv) all obligations of such Person with respect to Rate Hedging Obligations (other than those that fix the interest rate on variable rate indebtedness otherwise permitted hereunder or that protect the Borrower and or its Consolidated Entities against changes in foreign exchange rates); (v) obligations of such Person to pay the deferred and unpaid purchase price of property or services, except trade payables and accrued expenses incurred in the ordinary course of business; (vi) all Capitalized Lease Obligations of such Person; (vii) all indebtedness of others secured by a Lien on any assets of such Person, whether or not such indebtedness is assumed by such Person;
         (viii) all Guaranteed Obligations; (ix) the Headquarters Obligations; and (x) all obligations of a like nature to those described in clauses
         (i) through (ix) above of a partnership of which such Person is a general partner. The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above, the maximum liability of such Person for any such contingent obligations at such date and, in the case of clause (vii), the amount of the Indebtedness secured.

                  "Interbank Offered Rate" means, with respect to any Eurodollar Rate Loan or Eurodollar Rate Segment or Eurodollar Market Loans for the Interest Period applicable thereto, the average (rounded upward to the nearest one-sixteenth (1/16) of one percent) per annum rate of interest determined by the Agent (each such determination to be conclusive and binding absent manifest error) as of two Business Days prior to the first day of such Interest Period, as the effective rate at which deposits in immediately available funds in Dollars are being, have been, or would be offered or quoted by the Agent to major banks in the applicable interbank market for Eurodollar deposits at any time during the Business Day which is the second Business Day immediately preceding the first day of such Interest Period, for a term comparable to such Interest Period and in the amount of such Eurodollar Rate Loan or Eurodollar Rate Segment or Eurodollar Market Loan. If no such offers or quotes are generally available for such amount, then the Agent shall be entitled to determine the Eurodollar Rate by estimating in its reasonable judgment the per annum rate (as described above) that would be applicable if such quote or offers were generally available.

                  "Interest Period" shall mean:

                  (i) with respect to any Eurodollar Rate Loan, each period commencing on the date such Eurodollar Rate Loan is made or converted from a Loan of another Type or the last day of the next preceding Interest Period for such Loan and ending on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as the Borrower may select as provided in Section 2.3, except that each Interest Period that commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month;

                  (ii) with respect to any Absolute Rate Loan, the period commencing on the date such Absolute Rate Loan is made and ending on any Business Day up to 180 days thereafter, as the Borrower may select as provided in Section 2.2(b); and

                  (iii) with respect to any Eurodollar Market Loan, the period commencing on the date such Eurodollar Market Loan is made and ending on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as the Borrower may select as provided in Section 2.2(b), except that each Interest Period that commences on the last Business Day of a calendar month (or any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month.

         Notwithstanding the foregoing: (i) if any Interest Period for any Competitive Bid Loan would otherwise end after the Revolving Credit Termination Date, such Interest Period shall end on the Revolving Credit Termination Date; (ii) if any Interest Period for any Eurodollar Rate Loan would otherwise end after the Revolving Credit Termination Date or Line of Credit Termination Date, such Interest Period shall end on the Revolving Credit Termination Date or Line of Credit Termination Date, respectively; (iii) each Interest Period that would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, in the case of an Interest Period for a Eurodollar Rate Loan or a Eurodollar Market Loan, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); and (iv) notwithstanding clauses (i), (ii) and (iii) above, no Interest Period for any Loan (other than an Absolute Rate
         Loan) shall have a duration of less than one month (in the case of a Eurodollar Rate Loan or a Eurodollar Market Loan) and, if the Interest Period for any Eurodollar Rate Loan or Eurodollar Market Loan would otherwise be a shorter period, such Loan shall not be available hereunder for such period.

                  "Interest Rate Selection Notice" means the written notice delivered by an Authorized Representative in connection with the election of a subsequent Interest Period for any Eurodollar Rate Loan or Eurodollar Rate Segment or the conversion of any Eurodollar Rate Loan or Eurodollar Rate Segment into a Base Rate Loan or Base Rate Segment or the conversion of any Base Rate Loan or Base Rate Segment into a Eurodollar Rate Loan or Eurodollar Rate Segment, in the form of Exhibit F.

                  "Issuing Bank" means NationsBank as issuer of Letters of Credit under Article III.

                  "LC Account Agreement" means the LC Account Agreement dated as of the date hereof between the Borrower and the Issuing Bank, as amended, modified or supplemented from time to time.

                  "Lending Office" means, as to each Lender and for each Type of Loan, the Lending Office of such Lender (or an Affiliate of such Lender) designated for such Type of Loan on the signature pages hereof or in an Assignment and Acceptance or such other office of such Lender (or of an affiliate of such Lender) as such Lender may from time to time specify to an Authorized Representative and the Agent as the office by which its Loans are to be made and maintained.

                  "Letter of Credit" means a standby letter of credit issued by the Issuing Bank pursuant to Article III for the account of the Borrower in favor of a Person advancing credit or securing an obligation on behalf of the Borrower.

                  "Letter of Credit Commitment" means, with respect to each Lender, the obligation of such Lender to acquire Participations in respect of Letters of Credit and Reimbursement Obligations up to an
         aggregate amount at any one time outstanding equal to such Lender's Applicable Commitment Percentage of the Total Letter of Credit Commitment as the same may be increased or decreased from time to time pursuant to this Agreement.

                  "Letter of Credit  Facility"  means the facility  described in
         Article III providing for the issuance by the Issuing Bank for the account of the Borrower of Letters of Credit in an aggregate stated amount at any time outstanding not exceeding, together with all Reimbursement Obligations, the Total Letter of Credit Commitment.

                  "Letter of Credit Outstandings" means, as of any date of determination, the aggregate amount remaining undrawn under all Letters of Credit plus Reimbursement Obligations then outstanding.

                  "Lien" means any interest in property securing any obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including but not limited to the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. For the purposes of this Agreement, the Borrower and any Subsidiary shall be deemed to be the owner of any property which it has acquired or holds subject to a conditional sale agreement, financing lease, or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes.

                  "Line of Credit Commitment" means, with respect to each Lender, the obligation of such Lender to make Line of Credit Loans to the Borrower in a principal amount equal to such Lender's Applicable Commitment Percentage of the Total Line of
         Credit Commitment.

                  "Line of Credit  Facility"  means the  facility  described  in
         Section 2.1(b) providing for Line of Credit Loans to the

Borrower by the Lenders in the original principal amount of the Total Line of Credit Commitment.

                  "Line of Credit Loan" means a loan made pursuant to the Line of Credit Facility in accordance with Section 2.1(b).

                  "Line of Credit Notes" means, collectively, the promissory notes of the Borrower evidencing Line of Credit Loans executed and delivered to the Lenders as provided in Section 2.6(b) substantially in the form of Exhibit G, with appropriate insertions as to amounts, dates and names of Lenders.

                  "Line of Credit Outstandings" means, as of any date of determination, the aggregate principal amount of Line of Credit Loans then outstanding and all interest accrued thereon.

                  "Line of Credit Termination Date" means (i) the Stated Termination Date or (ii) such earlier date of termination of Lenders' obligations pursuant to Section 9.1 upon the occurrence of an Event of Default, or (iii) such date as the Borrower may voluntarily and permanently terminate the Line of Credit Facility by payment in full of all Line of Credit Outstandings.

                  "Loan" or "Loans" means any Syndicated Loans, Competitive Bid Loans, Reimbursement Obligations and Letter of Credit Outstandings and all extensions and renewals thereof.

                  "Loan  Documents"  means this  Agreement,  the  Notes,  the LC
         Account Agreement, the Applications and Agreements for Letter of Credit, and all other instruments and documents heretofore or hereafter executed or delivered to or in favor of any Lender or the Agent in connection with the Loans made, Letters of Credit issued and transactions contemplated under this Agreement, as the same may be amended, supplemented or replaced from time to time.

                  "Material  Adverse Effect" means a material  adverse effect on
         (i) the business, properties, operations or condition, financial or otherwise, of the Borrower and its Consolidated Entities, taken as a whole, (ii) the ability of the Borrower to pay or perform its obligations, liabilities and indebtedness under the Loan Documents as such payment or performance becomes due in accordance with the terms thereof, or (iii) the rights, powers and remedies of the Agent or any Lender under any Loan Document or the validity, legality or enforceability thereof (including for purposes of clauses (ii) and (iii) the imposition of burdensome conditions thereon).

                  "Material Group" shall mean, at any time, any group, whether one or more, or combination of Consolidated Entities

         (a) whose assets, in the aggregate, constitute 5% or more of the assets of the Borrower and the Consolidated Entities on a consolidated basis or (b) whose net revenues, in the aggregate, constitute 5% or more of the net revenues of the Borrower and the Consolidated Entities on a consolidated basis.

                  "Medicaid Certification" means certification by HCFA or a state agency or entity under contract with HCFA that a health care operation is in compliance with all the conditions of participation set forth in the Medicaid Regulations.

                  "Medicaid Provider Agreement" means an agreement entered into between a state agency or other entity administering the Medicaid program and a health care operation under which the health care operation agrees to provide services for Medicaid patients in accordance with the terms of the agreement and Medicaid Regulations.

                  "Medicaid Regulations" means, collectively, (i) all federal statutes (whether set forth in Title XIX of the Social Security Act or elsewhere) affecting the medical assistance program established by Title XIX of the Social Security Act and any statutes succeeding thereto; (ii) all applicable provisions of all federal rules, regulations, manuals and orders of all Governmental Authorities promulgated pursuant to or in connection with the statutes described in clause (i) above and all federal administrative, reimbursement and other guidelines of all Governmental Authorities having the force of law promulgated pursuant to or in connection with the statutes described in clause (i) above; (iii) all state statutes and plans for medical assistance enacted in connection with the statutes and provisions described in clauses (i) and (ii) above; and (iv) all applicable provisions of all rules, regulations, manuals and orders of all Governmental Authorities promulgated pursuant to or in connection with the statutes described in clause (iii) above and all state administrative, reimbursement and other guidelines of all Governmental Authorities having the force of law promulgated pursuant to or in connection with the statutes described in clause (ii) above, in each case as may be amended, supplemented or otherwise modified from time to time.

                  "Medicare Certification" means certification by HCFA or a state agency or entity under contract with HCFA that a health care operation is in compliance with all the conditions of participation set forth in the Medicare Regulations.

                  "Medicare Provider Agreement" means an agreement entered into between a state agency or other entity administering the Medicare program and a health care operation under which the health care operation agrees to provide services for Medicare patients in accordance with the terms of the agreement and Medicare Regulations.

                  "Medicare Regulations" means, collectively, all federal statutes (whether set forth in Title XVIII of the Social Security Act or elsewhere) affecting the health insurance program for the aged and disabled established by Title XVIII of the Social Security Act and any statutes succeeding thereto; together with all applicable provisions of all rules, regulations, manuals and orders and administrative, reimbursement and other guidelines having the force of law of all Governmental Authorities (including without limitation, Health and Human Services ("HHS"), HCFA, the Office of the Inspector General for HHS, or any Person succeeding to the functions of any of the foregoing) promulgated pursuant to or in connection with any of the foregoing having the force of law, as each may be amended, supplemented or otherwise modified from time to time.

                  "Moody's" means Moody's Investors Service, Inc.

                  "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which the Borrower or any ERISA
         Affiliate is making, or is accruing an obligation to make, contributions or has made, or been obligated to make, contributions within the preceding six (6) Fiscal Years.

                  "NationsBank" means NationsBank, National Association.

                  "Notes" means, collectively, the Line of Credit Notes and the Revolving Notes and the Competitive Bid Notes.

                  "Obligations" means the obligations, liabilities and Indebtedness of the Borrower with respect to (i) the principal and interest on the Loans as evidenced by the Notes, (ii) the Reimbursement Obligations and otherwise in respect of the Letters of Credit, and
         (iii) the payment and performance of all other obligations, liabilities and Indebtedness of the Borrower to the Lenders or the Agent hereunder, under any one or more of the other Loan Documents or with respect to the Loans.

                  "Participation" means, with respect to any Lender (other than the Issuing Bank) and a Letter of Credit, the extension of credit represented by the participation of such Lender hereunder in the liability of the Issuing Bank in respect of a Letter of Credit issued by the Issuing Bank in accordance with the terms hereof.

                  "Participation Agreement" means the Participation Agreement dated November 16, 1995 among HEALTHSOUTH Corporation, as Construction Agent, HEALTHSOUTH Holdings, Inc., as Lessee, First Security Bank of Utah, N.A., as

         Trustee,   the  Holders  identified  therein,  the  Lenders  identified therein, and NationsBank, National Association, as Agent.

                  "PBGC" means the Pension Benefit Guaranty Corporation and any successor thereto.

              "Pension Plan" means any employee pension benefit plan within the meaning of Section 3(2) of ERISA, other than a Multiemployer Plan, which is subject to the provisions of Title IV of ERISA or Section 412 of the Code and which (i) is maintained for employees of the Borrower or any of its ERISA Affiliates or is assumed by the Borrower or any of its ERISA Affiliates in connection with any Acquisition or (ii) has at any time been maintained for the employees of the Borrower or any current or former ERISA Affiliate.

                  "Permitted Encumbrances" shall mean:

                  (1) liens for taxes, assessments and other governmental charges that are not delinquent or that are being contested in good faith by appropriate proceedings duly pursued;

                  (2) mechanics', materialmen's, contractor's, landlord's or other similar liens arising in the ordinary course of business, securing obligations that are not delinquent or that are being contested in good faith by appropriate proceedings duly pursued;

                  (3) restrictions, exceptions, reservations, easements, conditions, limitations and other matters of record other than Liens that do not materially adversely affect the value or utility of the affected property;

                  (4) Liens on assets securing Indebtedness the proceeds of which are used to acquire such assets;

                  (5) Liens and other matters approved in writing by the Required Lenders; and

                  (6) Liens in favor of landlords, the amount secured by which landlords' Liens, in the aggregate, would not materially adversely affect the Borrower or a Material Group.

                  "Permitted Investments" shall mean:

                  (1) direct obligations of, or obligations the payment of which is guaranteed by, the United States of America or an interest in any trust or fund that invests solely in such obligations or repurchase agreements, properly secured, with respect to such obligations.

                  (2) direct obligations of agencies or instrumentalities of the United States of America having a rating of A or higher by S&P or A2 or higher by Moody's;

                  (3)  a   certificate   of   deposit   issued   by,   or  other
                  interest-bearing deposits with, a bank having its principal place of business in the United States of America and having equity capital of not less than $250,000,000;

                  (4) a certificate of deposit issued by, or other interest-bearing deposits with, any other bank organized under the laws of the United States of America or any state thereof, provided that such deposit is either (i) insured by the Federal Deposit Insurance Corporation or (ii) properly secured by such bank by pledging direct obligations of the United States of America having a market value not less than the face amount of such deposits;

                  (5) the capital stock of and partnership interests in, and loans made by the Borrower to, Controlled Partnerships and Subsidiaries;

                  (6) prime commercial paper maturing within 270 days of the acquisition thereof and, at the time of acquisition, having a rating of A-1 or higher by S&P, or P-1 or higher by Moody's;

                  (7) eligible banker's acceptances, repurchase agreements and tax-exempt municipal bonds having a maturity of less than one year, in each case having a rating, or that is the full recourse obligation of a person whose senior debt is rated, A or higher by S&P or A2 or higher by Moody's;

                  (8) loans made by the Borrower or a Consolidated Entity in an aggregate amount of $2,000,000 or less to employees of the Borrower or of a Consolidated Entity;

                  (9) loans made by the Borrower or a Controlled Partnership in an aggregate amount of $1,000,000 or less to limited partners (or potential limited partners) of Controlled Partnerships for the purpose of enabling such limited partners to acquire limited partnership interests in Controlled Partnerships, to operate their practices or to restructure partnership interests;

                  (10) loans in an aggregate amount of up to $20,000,000 made by the Borrower to the HEALTHSOUTH Employee Stock Benefit Plan;

                  (11) scholarship loans made by the Borrower in an aggregate amount not exceeding $1,000,000 to individuals who meet certain eligibility requirements as established by the Borrower from time to time;

                  (12) up to 100% of the outstanding shares of stock of Caretenders Healthcorp (formerly known as Senior Services, Inc.) provided that aggregate costs incurred to purchase such shares shall not exceed $12,000,000;

                  (13) other investments of less than $5,000,000 in the aggregate expressly approved in writing by the Agent and investments of $5,000,000 or greater expressly approved in writing by the Required Lenders;

                  (14) any other investment having a rating of A or higher or A-1 or higher by S&P or A2 or higher or P-1 or higher by Moody's;

                  (15) loans to health care practitioners and other persons not to exceed in the aggregate $5,000,000;

                  (16)  investments  in  Acacia  Venture   Partners,   Wellmark,
                  HEALTHSMART, MedPartners and Austin Medical Office Building which in the aggregate do not exceed $5,000,000; and

                  (17) additional investments existing on the Closing Date and described in Exhibit H.

                  "Person"  means  an  individual,   partnership,   corporation,
         limited liability company, trust, unincorporated organization, association, joint venture or a government or agency or political subdivision thereof.

                  "Prime Rate" means the rate of interest per annum announced publicly by the Agent as its prime rate from time to time.

                  "Principal Office" means the office of the Agent at NationsBank, National Association, Independence Center, 15th Floor, NC1 001-15-04, Charlotte, North Carolina 28255, Attention: Agency Services, or such other office and address as the Agent may from time to time designate.

                  "Rate Hedging Obligations" means any and all obligations of the Borrower or any Consolidated Entity, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including, but not limited to, Dollar- denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts, warrants and those commonly known as interest rate "swap" agreements; and (ii) any and all cancellations, buybacks, reversals, terminations or assignments of any of the foregoing.

                  "Rating" means the rating of senior unsecured Indebtedness of the Borrower in effect at any time which rating is made by either of Moody's or S&P.

                  "Regulation D" means Regulation D of the Board as the same may be amended or supplemented from time to time.

                  "Reimbursement Obligation" shall mean, at any time, the obligation of the Borrower with respect to any Letter of Credit to reimburse the Issuing Bank and the Lenders to the extent of their respective Participations (including by the receipt by the Issuing Bank of proceeds of Loans pursuant to Section 3.2) for amounts theretofore paid by the Issuing Bank pursuant to a drawing under such Letter of Credit.

                  "Required Lenders" means, as of any date, Lenders on such date having Credit Exposures (as defined below) aggregating at least 51% of the aggregate Credit Exposures of all the Lenders on such date. For purposes of the preceding sentence, the amount of the "Credit Exposure" of each Lender shall be equal to the aggregate principal amount of the Loans without regard to any Competitive Bid Loan, so long as there exists no Event of Default, owing to such Lender plus the aggregate unutilized amounts of such Lender's Line of Credit Commitment and Revolving Credit Commitment plus the amount of such Lender's Applicable Commitment Percentage of Letter of Credit Outstandings; provided that, if any Lender shall have failed to pay to the Issuing Bank its Applicable Commitment Percentage of any drawing under any Letter of Credit resulting in an outstanding Reimbursement Obligation, such Lender's Credit Exposure attributable to Letters of Credit and Reimbursement Obligations shall be deemed to be held by the Issuing Bank for purposes of this definition.

              "Restricted Payment" means (a) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of Borrower or any of its Consolidated Entities (other than those payable or distributable solely to the Borrower) now or hereafter outstanding, except a dividend payable solely in shares of a class of stock to the holders of that class; (b) any redemption, conversion, exchange, retirement or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of the Borrower or any of its Consolidated Entities (other than those payable or distributable solely to the Borrower) now or hereafter outstanding; (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of the Borrower or any of its Consolidated Entities now or hereafter outstanding; and (d) any issuance and sale of capital stock of any Consolidated Entity of the Borrower (or any option, warrant or right to acquire such stock) other than to the Borrower.

                  "Revolving Credit Commitment" means, with respect to each Lender, the obligation of such Lender to make Revolving Loans to the Borrower up to an aggregate principal amount at any one time outstanding equal to such Lender's Applicable Commitment Percentage of the Total Revolving Credit Commitment.

                  "Revolving  Credit  Facility" means the facility  described in
         Section 2.1(a) providing for Loans to the Borrower by the Lenders in the aggregate principal amount of the Total Revolving Credit Commitment.

                  "Revolving Credit Outstandings" means, as of any date of determination, the aggregate principal amount of all Revolving Loans then outstanding and all interest accrued thereon.

                  "Revolving Credit Termination Date" means (i) March 31, 2001 or (ii) such earlier date of termination of Lenders' obligations pursuant to Section 9.1 upon the occurrence of an Event of Default, or
         (iii) such date as the Borrower may voluntarily and permanently terminate the Revolving Credit Facility by payment in full of all Revolving Credit Outstandings, Competitive Bid Loans and Letter of Credit Outstandings and cancellation of all Letters of Credit.

                  "Revolving Loan" means any borrowing pursuant to an Advance under the Revolving Credit Facility in accordance with Section 2.1(a).

                  "Revolving Notes" means, collectively, the promissory notes of the Borrower evidencing Revolving Loans executed and delivered to the Lenders as provided in Section 2.6(a) substantially in the form of
         Exhibit I, with appropriate insertions as to amounts, dates and names of Lenders.

                  "S&P" means Standard & Poor's, a division of The McGraw Hill Companies.

                  "Segment" means a portion of a Loan (or all thereof) with respect to which a particular interest rate is (or is proposed to be) applicable.

                  "Single Employer Plan" means any employee pension benefit plan covered by Title IV of ERISA in respect of which the Borrower or any Subsidiary is an "employer" as described in Section 4001(b) of ERISA and which is not a Multiemployer Plan.

                  "Solvent" means, when used with respect to any Person, that at the time of determination:

                              (i) the  fair  value of its  assets  (both at fair
                  valuation and at present fair saleable value on an orderly basis) is in excess of the total amount of its liabilities, including contingent obligations; and

                             (ii) it is then able and expects to be able to pay its debts as they mature; and

                            (iii) it has capital sufficient to carry on its business as conducted and as proposed to be conducted.

                  "Stated Termination Date" means March 31, 1997 or such later date as the parties may agree pursuant to Section 2.14.

                  "Subordinated Debt" means any unsecured Indebtedness of the Borrower or any Consolidated Entity (other than inter-company Indebtedness) which is subordinated in right of payment in all respects to the Obligations in a manner reasonably acceptable to the Agent.

                  "Subsidiary" means any corporation or other entity in which more than 50% of its outstanding voting stock or more than 50% of all equity interests is owned directly or indirectly by the Borrower and/or by one or more of the Borrower's Subsidiaries.

                  "Swap Agreement" means one or more agreements between the Borrower and any Person with respect to Indebtedness evidenced by any or all of the Notes, on terms mutually acceptable to Borrower and such Person and approved by each of the Lenders, which agreements create Rate Hedging Obligations; provided, however, that no such approval of the Lenders shall be required to the extent such agreements are entered into between the Borrower and any Lender.

                  "Syndicated Loans" shall mean the Revolving Loans and Line of Credit Loans provided for by Section 2.1, which may be Base Rate Loans or Eurodollar Rate Loans.

              "Termination  Event" means: (i) a "Reportable  Event" described in
         Section 4043 of ERISA and the regulations issued thereunder (unless the notice requirement has been waived by applicable regulation); or (ii) the withdrawal of the Borrower or any ERISA Affiliate from a Pension Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA or was deemed such under Section 4068(f) of ERISA; or (iii) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination under Section 4041 of ERISA; or (iv) the institution of proceedings to terminate a Pension Plan by the PBGC; or
         (v) any other event or condition which would  constitute  grounds under
         Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; or (vi) the partial or complete withdrawal of the Borrower or any ERISA Affiliate from a Multiemployer Plan; or (vii) the imposition of a Lien pursuant to
         Section 412 of the Code or Section 302 of ERISA; or (viii) any event or condition which results in the reorganization or insolvency of a Multiemployer Plan under Section 4241 or Section 4245 of ERISA, respectively; or (ix) any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by the PBGC of proceedings to terminate a Multiemployer Plan under Section 4042 of ERISA.

              "Total Letter of Credit Commitment" means an amount not to exceed $75,000,000.

                  "Total Line of Credit Commitment" means a principal amount equal to $350,000,000, as reduced from time to time in accordance with
         Section 2.1(b) and Section 2.8.

                  "Total Revolving Credit Commitment" means a principal amount equal to $900,000,000, as reduced from time to time in accordance with
         Section 2.1(a) and Section 2.8.

              "Type"  shall have the  meaning  assigned  to such term in Section
         1.3.

                  "Unused Amount" shall mean with respect to each Lender, (a) the Revolving Credit Commitment of such Lender less (b) such Lender's pro rata share of outstanding Revolving Loans and Letter of Credit Outstandings less (c) the outstanding principal amount of all Competitive Bid Loans then held by such Lender; provided, that in no event shall such amount be a negative number.

                  "Vanderbilt" shall mean Vanderbilt Stallworth Rehabilitation Hospital, L.P., the partners of which are the Borrower, Vanderbilt University and Vanderbilt Health Services.

                  "Voting Stock" means shares of Capital Stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

         1.2        Rules of Interpretation.
                    -----------------------

                    (a) All accounting terms not specifically defined herein shall have the meanings assigned to such terms and shall be interpreted in accordance with GAAP applied on a Consistent Basis.

                    (b) The headings, subheadings and table of contents used herein or in any other Loan Document are solely for convenience of reference and shall not constitute a part of any such document or affect the meaning, construction or effect of any provision thereof.

                    (c) Except as otherwise expressly provided, references herein to articles, sections, paragraphs, clauses, annexes, appendices, exhibits and schedules are references to articles, sections, paragraphs, clauses, annexes, appendices, exhibits and schedules in or to this Agreement.

                    (d) All definitions set forth herein or in any other Loan Document shall apply to the singular as well as the plural form of such defined term, and all references to the masculine gender shall include reference to the feminine or neuter gender, and vice versa, as the context may require.

                    (e) When used herein or in any other Loan Document, words such as "hereunder", "hereto", "hereof" and "herein" and other words of like import shall, unless the context clearly indicates to the contrary, refer to the whole of the applicable document and not to any particular article, section, subsection, paragraph or clause thereof.

                    (f) References to "including" means including without limiting the generality of any description preceding such term, and for purposes hereof the rule of ejusdem generis shall not be applicable to limit a general statement, followed by or referable to an enumeration of specific matters, to matters similar to those specifically mentioned.

                    (g) All dates and times of day specified herein shall refer to such dates and times at Charlotte, North Carolina.

                    (h) Each of the parties to the Loan Documents and their counsel have reviewed and revised, or requested (or had the opportunity to request) revisions to, the Loan Documents, and any rule of construction that ambiguities are to be resolved against the drafting party shall be inapplicable in the construing and interpretation of the Loan Documents and all exhibits, schedules and appendices thereto.

                    (i) Any reference to an officer of the Borrower or any other Person by reference to the title of such officer shall be deemed to refer to each other officer of such Person, however titled, exercising the same or substantially similar functions.

                    (j) All references to any agreement or document as amended, modified or supplemented, or words of similar effect, shall mean such document or agreement, as the case may be, as amended, modified or supplemented from time to time only as and to the extent permitted therein and in the Loan Documents.

         1.3. Classes and Types of Loans. Loans hereunder are distinguished by "Class" and by "Type". The "Class" of a Loan refers to whether such Loan is a Competitive Bid Loan or a Syndicated Loan (and if a Syndicated Loan, a Revolving Loan or Line of Credit Loan), each of which constitutes a Class. The "Type" of a Loan refers to whether such Loan is a Base Rate Loan, a Eurodollar Rate Loan, an Absolute Rate Loan or a Eurodollar Market Loan, each of which constitutes a Type. Loans may be identified by both Class and Type.

                                   ARTICLE II

                                    The Loans
                                    ---------

         2.1.       Syndicated Loans.
                    ----------------
                    (a) Revolving Credit Facility. Subject to the terms and conditions of this Agreement, each Lender severally agrees to make Advances to the Borrower under the Revolving Credit Facility from time to time from the Closing Date until the Revolving Credit Termination Date on a pro rata basis as to the total borrowing requested by the Borrower on any day determined by such Lender's Applicable Commitment Percentage up to but not exceeding the Revolving Credit Commitment of such Lender, provided, however, that the Lenders will not be required and shall have no obligation to make any such Advance (i) so long as a Default or an Event of Default has occurred and is continuing or (ii) if the maturity of any of the Notes has been accelerated as a result of an Event of Default; provided further, however, that immediately after giving effect to each such Advance, the aggregate principal amount of Revolving Credit Outstandings plus Letter of Credit Outstandings plus outstanding Competitive Bid Loans shall not exceed the Total Revolving Credit Commitment. Within such limits, the Borrower may borrow, repay and reborrow under the Revolving Credit Facility on a Business Day from the Closing Date until, but (as to borrowings and reborrowings) not including, the Revolving Credit Termination Date; provided, however, that (y) no Revolving Loan that is a Eurodollar Rate Loan shall be made which has an Interest Period that extends beyond the Revolving Credit Termination Date and (z) each Revolving Loan that is a Eurodollar Rate Loan may, subject to the provisions of Section 2.4, be repaid only on the last day of the Interest Period with respect thereto unless such payment is accompanied by the additional payment, if any, required by Section 4.2.

                    (b) Line of Credit Facility. Subject to the terms and conditions of this Agreement, each Lender severally agrees to make Advances to the Borrower under the Line of Credit Facility from time to time from the Closing Date until the Line of Credit Termination Date on a pro rata basis as to the total borrowing requested by the Borrower on any day determined by such Lender's Applicable Commitment Percentage up to but not exceeding the Line of Credit Commitment of such Lender, provided, however, that the Lenders will not be required and shall have no obligation to make any such Advance (i) so long as a Default or an Event of Default has occurred and is continuing or (ii) if the maturity of any of the Notes has been accelerated as a result of an Event of Default; provided further, however, that immediately after giving effect to each such Advance, the principal amount of Line of Credit Outstandings shall not exceed the Total Line of Credit Commitment. Within such limits, the Borrower may borrow, repay and reborrow under the Line of Credit Facility on a Business Day from the Closing Date until, but (as to borrowings and reborrowings) not including, the Line of Credit Termination Date; provided, however, that (y) no Line of Credit Loan that is a Eurodollar Rate Loan shall be made which has an Interest Period that extends beyond the Line of Credit Termination Date and (z) each Line of Credit Loan that is a Eurodollar Rate Loan may, subject to the provisions of Section 2.4, be repaid only on the last day of the Interest Period with respect thereto unless such payment is accompanied by the additional payment, if any, required by Section 4.2.

                    (c) Amounts. The aggregate unpaid principal amount of the Revolving Credit Outstandings plus Letter of Credit Outstandings plus outstanding Competitive Bid Loans shall not exceed at any time the Total Revolving Credit Commitment, and the aggregate unpaid principal amount of the Line of Credit Outstandings shall not exceed the Total Line of Credit Commitment and, in the event there shall be outstanding any such excess, the Borrower shall immediately make such payments and prepayments as shall be necessary to comply with this restriction. Each Syndicated Loan hereunder, other than Base Rate Refunding Loans, and each conversion under Section 2.9, shall be in an amount of at least $5,000,000, and, if greater than $5,000,000, an integral multiple of $1,000,000.

                    (d) Advances. An Authorized Representative shall give the Agent (1) at least three (3) Business Days' irrevocable written notice by telefacsimile transmission of a Borrowing Notice or Interest Rate Selection Notice (as applicable) with appropriate insertions, effective upon receipt, of each Syndicated Loan that is a Eurodollar Rate Loan (whether representing an additional borrowing hereunder or the conversion of a borrowing hereunder from Base Rate Loans to Eurodollar Rate Loans) prior to 10:30 A.M. and (2) irrevocable written notice by telefacsimile transmission of a Borrowing Notice or Interest Rate Selection Notice (as applicable) with appropriate insertions, effective upon receipt, of each Syndicated Loan (other than Base Rate Refunding Loans to the extent the same are effected without notice pursuant to Section 2.1(d)(iv)) that is a Base Rate Loan (whether representing an additional borrowing hereunder or the conversion of borrowing hereunder from Eurodollar Rate Loans to Base Rate Loans) prior to 10:30 A.M. on the day of such proposed Syndicated Loan. Each such notice shall specify the amount of the borrowing, whether the Loan is a Revolving Loan or Line of Credit Loan, the Type of Loan

(Base Rate or Eurodollar Rate), the date of borrowing and, if a Eurodollar Rate Loan, the Interest Period to be used in the computation of interest. Notice of receipt of such Borrowing Notice or Interest Rate Selection Notice, as the case may be, together with the amount of each Lender's portion of an Advance requested thereunder, shall be provided by the Agent to each Lender by telefacsimile transmission with reasonable promptness, but (provided the Agent shall have received such notice by 10:30 A.M.) not later than 1:00 P.M. on the same day as the Agent's receipt of such notice.

         (ii) Not later than 2:00 P.M. on the date specified for each borrowing under this Section 2.1, each Lender shall, pursuant to the terms and subject to the conditions of this Agreement, make the amount of the Loan or Loans to be made by it on such day available by wire transfer to the Agent in the amount of its pro rata share, determined according to such Lender's Applicable Commitment Percentage of the Syndicated Loan or Syndicated Loans to be made on such day. Such wire transfer shall be directed to the Agent at the Principal Office and shall be in the form of Dollars constituting immediately available funds. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower by delivery of the proceeds thereof as shall be directed in the applicable Borrowing Notice by the Authorized Representative and reasonably acceptable to the Agent.

         (iii) The Borrower shall have the option to elect the duration of the initial and any subsequent Interest Periods and to convert the Syndicated Loans in accordance with Section 2.9. Eurodollar Rate Loans and Base Rate Loans may be outstanding at the same time, provided, however, there shall not be outstanding at any one time Loans (whether Syndicated Loans or Competitive Bid Loans) having more than eight (8) different Interest Periods. If the Agent does not receive a Borrowing Notice or an Interest Rate Selection Notice giving notice of election of the duration of an Interest Period or of conversion of any Loan to or continuation of a Loan as a Eurodollar Rate Loan by the time prescribed by
Section 2.1(d) or 2.9, the Borrower shall be deemed to have elected to convert such Segment to (or continue such Segment as) a Base Rate Loan until the Borrower notifies the Agent in accordance with Section 2.9.

         (iv)  Notwithstanding  the  foregoing,  if a drawing  is made under any
Letter of Credit, such drawing is honored by the Issuing Bank prior to the Revolving Credit Termination Date, and the Borrower shall not immediately fully reimburse the Issuing Bank in respect of such drawing, (A) provided that the conditions to making a Revolving Loan as herein provided shall then be satisfied, the Reimbursement Obligation arising from such drawing shall be paid to the Issuing Bank by the Agent without the requirement of notice to or from the Borrower from immediately available funds which shall be advanced as a Base Rate Refunding Loan by each Lender under the Revolving Credit Facility in an amount equal to such Lender's Applicable Commitment Percentage of such Reimbursement Obligation, and (B) if the conditions to making a Revolving Loan as herein provided shall not then be satisfied, each of the Lenders shall fund by payment to the Agent (for the benefit of the Issuing Bank) in immediately available funds the purchase from the Issuing Bank of their respective Participations in the related Reimbursement Obligation based on their respective Applicable Commitment Percentages. If a drawing is presented under any Letter of Credit in accordance with the terms thereof and the Borrower shall not immediately reimburse the Issuing Bank in respect thereof, then notice of such drawing or payment shall be provided promptly by the

Issuing Bank to the Agent and the Agent shall provide notice to each Lender by telephone or telefacsimile transmission. If notice to the Lenders of a drawing under any Letter of Credit is given by the Agent at or before 12:00 noon on any Business Day, each Lender shall, pursuant to the conditions specified in this
Section 2.1(d)(iv), either make a Base Rate Refunding Loan or fund the purchase of its Participation in the amount of such Lender's Applicable Commitment Percentage of such drawing or payment and shall pay such amount to the Agent for the account of the Issuing Bank at the Principal Office in Dollars and in immediately available funds before 2:30 P.M. on the same Business Day. If notice to the Lenders of a drawing under a Letter of Credit is given by the Agent after 12:00 noon on any Business Day, each Lender shall, pursuant to the conditions specified in this Section 2.1(d)(iv), either make a Base Rate Refunding Loan or fund the purchase of its Participation in the amount of such Lender's Applicable Commitment Percentage of such drawing or payment and shall pay such amount to the Agent for the account of the Issuing Bank at the Principal Office in Dollars and in immediately available funds before 12:00 noon on the next following Business Day. Any such Base Rate Refunding Loan shall be advanced as, and shall continue as, a Base Rate Loan unless and until the Borrower converts such Base Rate Loan in accordance with the terms of Section 2.9.

         2.2.     Competitive Bid Loans.
                  ---------------------
                  (a) In addition to borrowings of Syndicated Loans, at any time prior to the Revolving Credit Termination Date the Borrower may, as set forth in this Section 2.2, request the Lenders to make offers to make Competitive Bid Loans to the Borrower in Dollars. The Lenders may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section 2.2. Competitive Bid Loans may be Eurodollar Market Loans or Absolute Rate Loans (each a "Type" of Competitive Bid Loan), provided that:

                      (i) the aggregate  amount of outstanding  Competitive  Bid
                  Loans shall not exceed the Total Revolving Credit Commitment less the sum of the principal amount of Revolving Credit Outstandings and Letter of Credit Outstandings;

                      (ii) there may be no more than eight (8) different Interest Periods for both Syndicated Loans and Competitive Bid Loans outstanding at the same time (for which purpose Interest Periods described in different lettered clauses of the definition of the term "Interest Period" shall be deemed to be different Interest Periods even if they are coterminous);

                     (iii) the aggregate  amount of outstanding  Competitive Bid
                  Loans of a Lender shall not exceed at any time an amount equal to such Lender's Revolving Credit Commitment;

                      (iv) the aggregate principal amount of all Competitive Bid
                  Loans, together with the sum of (i) the aggregate principal amount of all outstanding Revolving Loans and (ii) the Letter of Credit Outstandings shall not exceed the Total Revolving Credit Commitment at such time; and

                      (v) no Competitive Bid Loan shall have a maturity date subsequent to the Revolving Credit Termination Date.

                  (b) When the Borrower wishes to request offers to make Competitive Bid Loans, it shall give the Agent (which shall promptly notify the Lenders) notice (a "Competitive Bid Quote Request") to be received no later than 11:00 a.m. on (x) the fourth Business Day prior to the date of borrowing proposed therein, in the case of a Eurodollar Auction or (y) the Business Day next preceding the date of borrowing proposed therein, in the case of an Absolute Rate Auction (or, in any such case, such other time and date as the Borrower and the Agent, with the consent of the Required Lenders, may agree). The Borrower may request offers to make Competitive Bid Loans for up to three
(3) different Interest Periods in a single notice (for which purpose Interest Periods in different lettered clauses of the definition of the term "Interest Period" shall be deemed to be different Interest Periods even if they are coterminous); provided that the request for each separate Interest Period shall be deemed to be a separate Competitive Bid Quote Request for a separate borrowing (a "Competitive Bid Borrowing") and there shall not be outstanding at any one time more than four (4) Competitive Bid Borrowings. Each such Competitive Bid Quote Request shall be substantially in the form of Exhibit J and shall specify as to each Competitive Bid Borrowing:

                       (i) the proposed date of such Competitive Bid Borrowing, which shall be a Business Day;

                      (ii) the aggregate amount of such Competitive Bid Borrowing, which shall be at least $10,000,000 (or a larger integral multiple of $1,000,000) but shall not cause the limits specified in Section 2.2(a) to be violated;

                     (iii) the duration of the Interest Period applicable thereto;

                      (iv) whether the  Competitive  Bid Quotes  requested for a particular Interest Period are seeking quotes for Eurodollar Market Loans or Absolute Rate Loans; and

                       (v) if the Competitive Bid Quotes requested are seeking quotes for Absolute Rate Loans, the date on which the Competitive Bid Quotes are to be submitted if it is before the proposed date of borrowing (the date on which such Competitive Bid Quotes are to be submitted is called the "Quotation Date").

Except as otherwise provided in this Section 2.2(b), no Competitive Bid Quote Request shall be given within five (5) Business Days (or such other number of days as the Borrower and the Agent, with the consent of the Required Lenders, may agree) of any other Competitive Bid Quote Request.

                  (c) (i) Each Lender may submit one or more Competitive Bid Quotes, each containing an offer to make a Competitive Bid Loan in response to any Competitive Bid Quote Request; provided that, if the Borrower's request under Section 2.2(b) specified more than one Interest Period, such Lender may make a single submission containing one or more Competitive Bid Quotes for each such Interest Period. Each Competitive Bid Quote must be submitted to the Agent not later than (x) 2:00 p.m. on the fourth Business Day prior to the proposed date of borrowing, in the case of a Eurodollar Auction or (y) 10:00 a.m. on the Quotation Date, in the case of an Absolute Rate Auction (or, in any such case, such other time and date as the Borrower and the Agent, with the consent of the Required Lenders, may agree); provided that any Competitive Bid Quote may be submitted by NationsBank (or its Applicable Lending Office) only if NationsBank (or such Applicable Lending Office) notifies the Borrower of the terms of the offer contained therein not later than (x) 1:00 p.m. on the fourth Business Day prior to the proposed date of borrowing, in the case of a Eurodollar Auction or
(y) 9:45 a.m. on the Quotation Date, in the case of an Absolute Rate Auction. Subject to Article IV, Article VI and Article IX, any Competitive Bid Quote so made shall be irrevocable except with the consent of the Agent given on the instructions of the Borrower.

                      (ii) Each Competitive Bid Quote shall be substantially in the form of Exhibit K and shall specify:

                                    (A)   the proposed date of borrowing and the
                           Interest Period therefor;

                                    (B) the principal  amount of the Competitive
                           Bid Loan for which each such Competitive Bid Quote is being made, which principal amount shall be at least $5,000,000 (or a larger integral multiple of $1,000,000); provided that the aggregate principal amount of all Competitive Bid Loans for which a Lender submits Competitive Bid Quotes (x) may not exceed the Revolving Credit Commitment of such Lender and (y) may not exceed the principal amount of the Competitive Bid Borrowing for a particular Interest Period for which offers were requested;

                                    (C) in the case of a Eurodollar Auction, the
                           margin above or below the applicable Interbank Offered Rate adjusted for any Eurodollar Reserve Percentage (the "Eurodollar Margin") offered for each such Competitive Bid Loan, expressed as a percentage (rounded upwards, if necessary, to the nearest 1/10,000th of 1%) to be added to or subtracted from the applicable Interbank Offered Rate as so adjusted;

                                    (D) in the case of an Absolute Rate Auction,
                           the rate of interest per annum (rounded upwards, if necessary, to the nearest 1/10,000th of 1%) offered for each such Competitive Bid Loan (the "Absolute Rate"); and

                                    (E) the identity of the quoting Lender.

Unless otherwise agreed by the Agent and the Borrower, no Competitive Bid Quote shall contain qualifying, conditional or similar language or propose terms other than or in addition to those set forth in the applicable Competitive Bid Quote Request and, in particular, no Competitive Bid Quote may be conditioned upon acceptance by the Borrower of all (or some specified minimum) of the principal amount of the Competitive Bid Loan for which such Competitive Bid Quote is being made.

                  (d) The Agent shall (x) in the case of a Eurodollar Auction, by 4:00 p.m. on the day a Competitive Bid Quote is submitted or (y) in the case of an Absolute Rate Auction, as promptly as practicable after the Competitive Bid Quote is submitted (but in any event not later than 10:30 a.m. on the Quotation Date), notify the Borrower of the terms (i) of any Competitive Bid Quote submitted by a Lender that is in accordance with Section 2.2(c) and (ii) of any Competitive Bid Quote that amends, modifies or is otherwise inconsistent with a previous Competitive Bid Quote submitted by such Lender with respect to the same Competitive Bid Quote Request. Any such subsequent Competitive Bid
Quote shall be disregarded by the Agent unless such subsequent Competitive Bid Quote is submitted solely to correct a manifest error in such former Competitive Bid Quote. The Agent's notice to the Borrower shall specify (A) the aggregate principal amount of the Competitive Bid Borrowing for which Competitive Bid Quotes have been received and (B) the respective principal amounts and Eurodollar Margins or Absolute Rates, as the case may be, so offered by each Lender (identifying the Lender that made each Competitive Bid Quote).

                  (e) Not later than 11:00 a.m. on (x) the third Business Day prior to the proposed date of borrowing, in the case of a Eurodollar Auction or
(y) the Quotation Date, in the case of an Absolute Rate Auction (or, in any such case, such other time and date as the Borrower and the Agent, with the consent of the

Required Lenders, may agree), the Borrower shall notify the Agent of its acceptance or nonacceptance of the offers so notified to it pursuant to Section 2.2(d) (and the failure of the Borrower to give such notice by such time shall constitute nonacceptance) and the Agent shall promptly notify each affected Lender. In the case of acceptance, such notice shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The Borrower may accept any Competitive Bid Quote in whole or in part (provided that any Competitive Bid Quote accepted in part shall be at least $5,000,000 or a larger integral multiple of $1,000,000); provided that:

                      (i) the aggregate principal amount of each Competitive Bid
                  Borrowing may not exceed the applicable amount set forth in the related Competitive Bid Quote Request;

                      (ii) the aggregate  principal  amount of each  Competitive
                  Bid Borrowing shall be at least $10,000,000 (or a larger integral multiple of $1,000,000) but shall not cause the limits specified in Section 2.2(a) to be violated;

                     (iii) acceptance of offers may be made only in ascending order of Eurodollar Margins or Absolute Rates, as the case may be, in each case beginning with the lowest rate so offered; provided, however, that the Borrower, in its sole discretion, may accept other than the lowest rate where acceptance of the lowest rate will result in (x) the outstanding Loans other than Line of Credit Loans of a Lender or Lenders offering the lowest rate exceeding such Lender's Revolving Credit Commitment and (y) an increase in the Unused Fee payable by Borrower under Section 2.11(a); and

                      (iv) the Borrower may not accept any offer where the Agent has correctly advised the Borrower that such offer fails to comply with Section 2.2(c)(ii) or otherwise fails to comply with the requirements of this Agreement (including, without limitation, Section 2.2(a)).

If offers are made by two or more Lenders with the same Eurodollar Margins or Absolute Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which offers are permitted to be accepted for the related Interest Period after the acceptance of all offers, if any, of all lower Eurodollar Margins or Absolute Rates, as the case may be, offered by any Lender for such related Interest Period, the principal amount of Competitive Bid Loans in respect of which such offers are accepted shall be allocated by the Borrower among such Lenders as nearly as possible (in amounts of at least $5,000,000 or larger integral multiples of $1,000,000) in proportion to the aggregate principal amount of such offers. Determinations by the Borrower of the amounts of Competitive Bid Loans and the lowest bid after adjustment as provided in Section 2.2(e)(iii) shall be conclusive in the absence of manifest error.

                  (f) Any Lender whose offer to make any Competitive Bid Loan has been accepted shall, not later than 1:00 p.m. on the date specified for the making of such Loan, make the amount of such Loan available to the Agent at the Principal Office in Dollars and in immediately available funds, for account of the Borrower. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower on such date by depositing the same, in Dollars and in immediately available funds, in an account of the Borrower maintained at the Principal Office.

         2.3. Payment of Interest. (a) The Borrower shall pay interest to the Agent for the account of each Lender on the outstanding and unpaid principal amount of each Loan made by such Lender for the period commencing on the date of such Loan until such Loan shall be due at the then applicable Base Rate for Base Rate Loans or applicable Fixed Rate for Fixed Rate Loans, as designated by the Authorized Representative pursuant to Section 2.1 or Section 2.2; provided, however, that if any amount payable under this Agreement shall not be paid when due (at maturity, by acceleration or otherwise, subject to the provisions of
Section 9.1(a)), all amounts outstanding hereunder shall bear interest thereafter at the Default Rate.

                  (b) Interest on each Loan shall be computed on an Actual/360 Basis. Interest on each Loan shall be paid (i) quarterly in arrears on the last Business Day of each March, June, September and December, commencing June 30, 1996, for each Base Rate Loan, (ii) on the last day of the applicable Interest Period for each Fixed Rate Loan and, if such Interest Period extends for more than three (3) months, at intervals of three (3) months after the first day of such Interest Period, and (iii) upon the Line of Credit Termination Date or Revolving Credit Termination Date, as the case may be. Interest payable at the Default Rate shall be payable on demand.

         2.4. Payment of Principal. The principal amount of each Revolving Loan shall be due and payable to the Agent for the benefit of each Lender in full on the Revolving Credit Termination Date, or earlier as specifically provided herein. The principal amount of each Line of Credit Loan shall be due and payable to the Agent for the benefit of each Lender in full on the Stated Termination Date, or earlier as specifically provided herein. The principal amount of each Competitive Bid Loan shall be due and payable to the Agent for the benefit of the applicable Lender in full on the last day of the Interest Period applicable thereto, or earlier as specifically provided herein. The principal amount of any Base Rate Loan may be prepaid in whole or in part at any time. The principal amount of any Fixed Rate Loan may be prepaid only at the end of the applicable Interest Period unless the Borrower shall pay to the Agent for the account of the Lenders the additional amount, if any, required under Section 4.2. All prepayments of Syndicated Loans made by the Borrower shall be in the amount of $5,000,000 or such greater amount which is an integral multiple of $1,000,000, or the amount equal to all Revolving Credit Outstandings or Line of Credit Outstandings, as the case may be, or such other amount as necessary to comply with Section 2.1(c) or Section 2.9.

         2.5. Non-Conforming Payments. (a) Each payment of principal (including any prepayment) and payment of interest and fees, and any other amount required to be paid to the Lenders with respect to the Loans, shall be made to the Agent at the Principal Office, for the account of each Lender, in Dollars and in immediately available funds before 10:00 A.M. on the date such payment is due. The Agent may, but shall not be obligated to, debit the amount of any such payment which is not made by such time to any ordinary deposit account, if any, of the Borrower with the Agent. The Agent shall promptly notify the Borrower of any such debit; however, failure to give such notice shall not affect the validity of such debit.

              (b) The Agent shall deem any payment made by or on behalf of the Borrower hereunder that is not made both in Dollars and in immediately available funds and prior to 10:00 A.M. to be a non-conforming payment. Any such payment shall not be deemed to be received by the Agent until the later of (i) the time such funds become available funds and (ii) the next Business Day. Any non-conforming payment may constitute or become a Default or Event of Default. Interest shall continue to accrue on any principal as to which a non-conforming payment is made until the later of (x) the date such funds become available funds or (y) the next Business Day at the Default Rate from the date such amount was due and payable.

              (c) In the event that any payment hereunder or under the Notes becomes due and payable on a day other than a Business Day, then such due date shall be extended to the next succeeding Business Day unless provided otherwise under clause (ii) of the definition of "Interest Period"; provided that interest shall continue to accrue during the period of any such extension and provided further, that in no event shall any such due date be extended beyond the Revolving Credit Termination Date or Line of Credit Termination Date, as the case may be.

         2.6. Notes. (a) Revolving Loans made by each Lender shall be evidenced by the Revolving Note payable to the order of such Lender in the respective amount of its Applicable Commitment Percentage of the Revolving Credit Commitment, which Revolving Note shall be dated the Closing Date or a later date pursuant to an Assignment and Acceptance and shall be duly completed, executed and delivered by the Borrower.

         (b) Line of Credit Loans made by each Lender shall be evidenced by the Line of Credit Note payable to the order of such Lender in the respective amount of its Applicable Commitment Percentage of the Line of Credit Commitment, which Line of Credit Note shall be dated the Closing Date or a later date pursuant to an Assignment and Acceptance and shall be duly completed, executed and delivered by the Borrower.

         (c) Competitive Bid Loans made by each Lender shall be evidenced by the Competitive Bid Note payable to the order of such Lender and representing the obligation of the Borrower to pay the lesser of (a) the aggregate amount of the Revolving Credit Commitment of such Lender and (b) the unpaid principal amount of all Competitive Bid Loans made by such Lender, with interest on the unpaid principal amount from time to time outstanding of each Competitive Bid Loan evidenced thereby as prescribed in Section 2.3. Each Lender is hereby authorized to record the date and amount of each Competitive Bid Loan made by such Lender, the maturity date thereof, the date and amount of each payment of principal thereof and the interest rate with respect thereto on the schedule attached to and constituting part of its Competitive Bid Note, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded; provided, however, that the failure to make any such recordation shall not affect the obligations of the Borrower hereunder or under any Competitive Bid Note. Each Competitive Bid Note shall be dated the Closing Date or a later date pursuant to an Assignment and Acceptance and shall be duly completed, executed and delivered by the Borrower.

         2.7. Pro Rata Payments. Except as otherwise provided herein, (a) each payment on account of the principal of and interest on the Syndicated Loans and the fees described in Section 2.11 and the first sentence of Section 3.3(a) shall be made to the Agent for the account of the Lenders pro rata based on their Applicable Commitment Percentages, (b) all payments to be made by the Borrower for the account of each of the Lenders on account of principal, interest and fees, shall be made without diminution, setoff, recoupment or counterclaim, and (c) the Agent will promptly distribute to the Lenders in immediately available funds payments received in fully collected, immediately available funds from the Borrower.

         2.8. Reductions. The Borrower shall, by irrevocable notice from an Authorized Representative, have the right from time to time but not more frequently than once each calendar month, upon not less than three (3) Business Days' written notice to the Agent, effective upon receipt, to permanently reduce the Total Revolving Credit Commitment or the Total Line of Credit Commitment. The Agent shall give each Lender, within one (1) Business Day of receipt of such notice, telefacsimile notice, or telephonic notice (confirmed in writing), of such reduction. Each such reduction shall be in the aggregate amount of $10,000,000 or such greater amount which is in an integral multiple of $1,000,000, or the entire remaining Total Revolving Credit Commitment or the Total Line of Credit Commitment, and shall permanently reduce the Total Revolving Credit Commitment or the Total Line of Credit
Commitment, as the case may be. Each reduction of the Total Revolving Credit Commitment shall be accompanied by payment of the Revolving Loans and Competitive Bid Loans to the extent that the principal amount of Revolving Credit Outstandings plus Letter of Credit Outstandings plus outstanding Competitive Bid Loans exceeds the Total Revolving Credit Commitment after giving effect to such reduction, together with accrued and unpaid interest on the amounts prepaid. Each reduction of the Total Line of Credit Commitment shall be accompanied by payment of Line of Credit Loans to the extent that the principal amount of Line of Credit Outstandings exceeds the Total Line of Credit Commitment after giving effect to such reduction, together with accrued and unpaid interest on the amounts prepaid. If any such reduction shall result in the payment of any Fixed Rate Loan other than on the last day of the Interest Period of such Fixed Rate Loan such prepayment shall be accompanied by amounts due, if any, under Section 4.2.

         2.9. Conversions and Elections of Subsequent Interest Periods. Provided that no Default or Event of Default shall have occurred and be continuing and subject to the limitations set forth below and in Article IV, the Borrower may:

                  (a) upon delivery, effective upon receipt, of a properly completed Interest Rate Selection Notice to the Agent on or before 10:30 A.M. on any Business Day, convert all or a part of Eurodollar Rate Loans under either the Revolving Credit Facility or the Line of Credit Facility to Base Rate Loans on the last day of the Interest Period for such Eurodollar Rate Loans; and

                  (b) upon delivery, effective upon receipt, of a properly completed Interest Rate Selection Notice to the Agent on or before 10:30 A.M. three (3) Business Days prior to the date of such election or conversion:

                            (i) elect a subsequent Interest Period for all or a portion of Eurodollar Rate Loans under either the Revolving Credit Facility or the Line of Credit Facility to begin on the last day of the then current Interest Period for such Eurodollar Rate Loans; and

                            (ii) convert Base Rate Loans under either the Revolving Credit Facility or the Line of Credit Facility to Eurodollar Rate Loans on any Business Day.

         Each election and conversion pursuant to this Section 2.9 shall be subject to the limitations on Eurodollar Rate Loans set forth in the definition of "Interest Period" herein and in Sections 2.1 and 2.4 and Article IV. The Agent shall give written notice to each Lender of such notice of election or conversion prior to 3:00

P.M. on the day such notice of election or conversion is received. All such continuations or conversions of Loans shall be effected pro rata based on the Applicable Commitment Percentages of the Lenders.

         2.10. Increase and Decrease in Amounts. The amount of the Total Revolving Credit Commitment which shall be available to the Borrower as Advances shall be reduced by the aggregate amount of Letter of Credit Outstandings.

         2.11.   Unused Fees.

         (a) Revolving Credit Facility. For the period beginning on the Closing Date and ending on the Revolving Credit Termination Date, the Borrower agrees to pay to the Agent, for the benefit of each Lender, an unused fee equal to the Applicable Unused Fee multiplied by the average daily Unused Amount of such Lender. Such fees shall be due in arrears on the last Business Day of each March, June, September and December commencing June 30, 1996 to and on the Revolving Credit Termination Date.

         (b) Line of Credit Facility. For the period beginning on the Closing Date and ending on the Line of Credit Termination Date, the Borrower agrees to pay to the Agent, for the pro rata benefit of the Lenders based on their Applicable Commitment Percentages, an unused fee equal to the Applicable Unused Fee multiplied by the average daily amount by which the Total Line of Credit Commitment exceeds the aggregate principal amount of Line of Credit Outstandings. Such fees shall be due in arrears on the last Business Day of each March, June, September and December commencing June 30, 1996 to and on the Line of Credit Termination Date.

         (c) Notwithstanding the foregoing, so long as any Lender fails to make available any portion of its Revolving Credit Commitment or Line of Credit Commitment when requested, such Lender shall not be entitled to receive payment of its pro rata share of such fees until such Lender shall make available such portion. All fees payable pursuant to this Section 2.11 shall be calculated on an Actual/360 Basis.

         2.12. Deficiency Advances. No Lender shall be responsible for any default of any other Lender in respect of such other Lender's obligation to make any Loan or fund its purchase of any Participation hereunder nor shall the Revolving Credit Commitment or Line of Credit Commitment of any Lender hereunder be increased as a result of such default of any other Lender. Without limiting the generality of the foregoing, in the event any Lender shall fail to advance funds to the Borrower under the Revolving Credit Facility or the Line of Credit Facility as herein provided, the Agent may in its discretion, but shall not be obligated to, advance under the Revolving Note or Line of Credit Note, as the case may be, in its favor as a Lender all or any portion of such amount or amounts (each, a "deficiency advance") and shall thereafter be entitled to payments of principal of and interest on such deficiency advance in the same manner and at the same interest rate or rates to which such other Lender would have been entitled had it made such advance under its Revolving Note or Line of Credit Note, as the case may be; provided that, upon payment to the Agent from such other Lender of the entire outstanding amount of each such deficiency advance, together with accrued and unpaid interest thereon, from the most recent date or dates interest was paid to the Agent by the Borrower on each Loan comprising such deficiency advance at the interest rate per annum for overnight borrowing by the Agent from the Federal Reserve Bank of Richmond, Virginia, then such payment shall be credited against the applicable Note of the Agent in full payment of such deficiency advance and the Borrower shall be deemed to have borrowed the amount of such deficiency advance from such other Lender as of the most recent date or dates, as the case may be, upon which any payments of interest were made by the Borrower thereon.

         2.13. Use of Proceeds. The proceeds of the Loans made pursuant to this Agreement shall be used by the Borrower to provide funding for the acquisition and development of Facilities and to provide for the working capital needs and other corporate purposes of the Borrower and its Consolidated Entities.

         2.14. (a) Extension of Stated Termination Date. At the request of the Borrower the Lenders may, in their sole discretion, elect to extend the Stated Termination Date then in effect for additional periods of up to 364 days each; provided, however, that at no time shall the committed term of the Line of Credit Facility exceed 364 days. The Borrower shall notify the Lenders of its request for such an extension by delivering to the Agent and the Lenders notice of such request signed by an Authorized Representative not more than ninety (90) days nor less than sixty (60) days prior to the Stated Termination Date then in effect. If the Lenders shall elect to so extend, the Agent shall notify the Borrower in writing within sixty (60) days of its receipt of such request for extension of the decision of the Lenders as to whether to extend the Stated Termination Date. Failure by any Lender to respond to a request for an extension shall constitute a refusal of such Lender to give its consent to such extension. Failure by the Agent to give such notice shall constitute refusal by the Lenders to extend the Stated Termination Date. The Borrower, with the consent of the Agent, shall be entitled to replace any Lender who is unwilling to consent to the extension of the Stated Termination Date. Any Lender which elects not to consent to an extension shall cooperate with the Borrower and the Agent in assigning its interest as provided in Section 11.1 to a new lender; provided, all obligations to such assigning Lender shall be paid in full, no assignment fee shall be payable by such assigning Lender but shall be paid by Borrower and such assigning Lender shall be entitled to the benefits of this Agreement set forth in Sections 3.2(g), 11.6, and 11.12 and Article IV. In no event shall the Stated Termination Date extend beyond the Revolving Credit Termination Date.

         (b) Amortization of Line of Credit Loans Outstanding at the Maturity Date.

                  (i) Election to Amortize. The Borrower shall have the option to pay all of the outstanding principal balance of the Line of Credit Loans outstanding as of the Line of Credit Termination Date, provided the Line of Credit Termination Date occurs on or prior to March 31, 1999, in eight (8) equal consecutive quarterly installments on the last day of each March, June, September and December commencing with the first of such dates to occur after the Line of Credit Termination Date (each such date referred to herein as a "Term Loan Amortization Date" and the last such date referred to herein as the "Term Loan Termination Date"). The Borrower may exercise such option by giving written notice to the Agent at least fifteen (15) days prior to the Line of Credit Termination Date. In the event the Line of Credit Termination Date shall occur subsequent to March 31, 1999 the Borrower shall have the option upon the giving of fifteen (15) days' notice prior to the end of a calendar quarter to pay the then outstanding Line of Credit Loans in quarterly installments, which installments shall be in approximately equal amounts determined by dividing the number of full calendar quarters remaining from the date of exercise of such option to March 31, 2001 by such outstanding Line of Credit Loans. If the Agent does not receive such notification within the time period specified in the preceding two sentences (and unless such Line of Credit Termination Date has been extended in accordance with the terms of subsection (a) above), the principal amount of all Line of Credit Loans shall be due and payable on the Line of Credit Termination Date. Line of Credit Loans remaining outstanding after the Line of Credit Termination Date at the election of the Borrower in accordance with the terms of this subsection (b) shall be referred to collectively as the "Term Loans". The Term Loans may be comprised of Base Rate Loans and Eurodollar Rate Loans as the Borrower may elect in accordance with the provisions hereof. Amounts repaid or prepaid on the Term Loans may not be reborrowed. For purposes of this Agreement, in the event that the Borrower shall elect to amortize the Line of Credit Loans outstanding as of the Line of Credit Termination Date in accordance herewith, then on and after the Line of Credit Termination Date (x) references herein to the "Total Line of Credit Commitment" shall mean the aggregate principal amount of the Term Loans as of the Line of Credit Termination Date less all payments made or required to be made with respect to the Term Loans hereunder, whether scheduled amortization payment, voluntary or optional prepayment or otherwise, (y) references herein to "Line of Credit Commitment" shall mean, with respect to each Lender, the obligation of such Lender to make Term Loans in a principal amount equal to such Lender's Applicable Commitment Percentage of the aggregate Term Loans and (z) references herein to "Line of Credit Termination Date" shall mean the Term Loan Termination Date. Any prepayments of the Term Loan shall be applied to installments of principal in the inverse order of maturities.

                  (ii) Interest on Term Loans. The Term Loans shall bear interest on the same terms as apply to Line of Credit Loans prior to the Line of Credit Termination Date.

                                   ARTICLE III

         3.1. Letters of Credit. The Issuing Bank agrees, subject to the terms and conditions of this Agreement, upon request of the Borrower to issue from time to time for the account of the Borrower Letters of Credit upon delivery to the Issuing Bank of an Application and Agreement for Letter of Credit relating thereto in form and content acceptable to the Issuing Bank; provided, that (i) the Letter of Credit Outstandings shall not exceed the Total Letter of Credit Commitment, (ii) no Letter of Credit shall be issued so long as a Default or an Event of Default has occurred or is continuing or if the applicable conditions set forth in Article V shall not have been satisfied and (iii) no Letter of Credit shall be issued if, after giving effect thereto, Letter of Credit
Outstandings plus the aggregate principal amount of Revolving Credit Outstandings and outstanding Competitive Bid Loans shall exceed the Total
Revolving Credit Commitment. No Letter of Credit shall have an expiry date (including all rights of the Borrower or any beneficiary named in such Letter of Credit to require renewal) or payment date occurring later than the fifth Business Day prior to the Revolving Credit Termination Date.

         3.2. Reimbursement.

              (a) The Borrower hereby unconditionally agrees to pay to the Issuing Bank immediately on demand at the Principal Office all amounts required to pay all drafts drawn or purporting to be drawn under the Letters of Credit and all reasonable expenses incurred by the Issuing Bank in connection with the Letters of Credit, and in any event and without demand to place in possession of the Issuing Bank (which shall include Advances under the Revolving Credit Facility if permitted by Section 2.1(d)) sufficient funds to pay all debts and liabilities arising in respect of any Letter of Credit. The Issuing Bank agrees to give the Borrower prompt notice of any request for a draw under a Letter of Credit. The Issuing Bank may charge any account the Borrower may have with it for any and all amounts the Issuing Bank pays under a Letter of Credit, plus charges and reasonable expenses as from time to time agreed to by the Issuing Bank and the Borrower; provided that to the extent permitted by Section 2.1(d)(iv), amounts shall be paid pursuant to Advances under the Revolving Credit Facility. The Borrower agrees to pay the Issuing Bank interest on any Reimbursement Obligations not paid when due hereunder at the Base Rate plus two percent (2.0%), or the maximum rate permitted by applicable law, if lower, such rate to be calculated on an Actual/360 Basis.

              (b) In accordance with the provisions of Section 2.1(d), the Issuing Bank shall notify the Agent of any drawing under any Letter of Credit promptly following the receipt by the Issuing Bank of such drawing.

              (c) Each Lender (other than the Issuing Bank) shall  automatically acquire on the date of issuance thereof a Participation in the liability of the Issuing Bank in respect of each Letter of Credit in an amount equal to such Lender's Applicable Commitment Percentage of such liability, and to the extent that the Borrower is obligated to pay the Issuing Bank under Section 3.2(a), each Lender (other than the Issuing Bank) thereby shall absolutely, unconditionally and irrevocably assume, and shall be unconditionally obligated to pay to the Issuing Bank as hereinafter described, its Applicable Commitment Percentage of the liability of the Issuing Bank under such Letter of Credit.

                  (i) Each Lender (including the Issuing Bank in its capacity as a Lender) shall, subject to the terms and conditions of Article II, pay to the Agent for the account of the Issuing Bank at the Principal Office in Dollars and in immediately available funds, an amount equal to its Applicable Commitment Percentage of any drawing under a Letter of Credit, such funds to be provided in the manner described in Section 2.1(d)(iv).

                  (ii)  Simultaneously  with the  making  of each  payment  by a
         Lender to the Issuing Bank pursuant to Section 2.1(d)(iv)(B), such Lender shall, automatically and without any further action on the part of the Issuing Bank or such Lender, acquire a Participation in an amount equal to such payment (excluding the portion thereof constituting interest accrued prior to the date such Lender made its payment) in the related Reimbursement Obligation of the Borrower. The Reimbursement Obligations of the Borrower shall be immediately due and payable whether by Advances made in accordance with Section 2.1(d)(iv) or otherwise.

                  (iii) Each Lender's obligation to make payment to the Agent for the account of the Issuing Bank pursuant to Section 2.1(d)(iv) and this Section 3.2(c), and the right of the Issuing Bank to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and shall be made without any offset, abatement, withholding or reduction whatsoever. If any Lender is obligated to pay but does not pay amounts to the Agent for the account of the Issuing Bank in full upon such request as required by Section 2.1(d)(iv) or this Section 3.2(c), such Lender shall, on demand, pay to the Agent for the account of the Issuing Bank interest on the unpaid amount for each day during the period commencing on the date of notice given to such Lender pursuant to Section 2.1(d) until such Lender pays such amount to the Agent for the account of the Issuing Bank in full at the interest rate per annum for overnight borrowing by the Agent from the Federal Reserve Bank of Richmond, Virginia.

                  (iv) In the event the Lenders have purchased Participations in any Reimbursement Obligation as set forth in clause (ii) above, then at any time payment (in fully collected, immediately available funds) of such Reimbursement Obligation, in whole or in part, is received by Issuing Bank from the Borrower, the Issuing Bank shall promptly pay to each Lender an amount equal to its Applicable Commitment Percentage of such payment from the Borrower.

              (d) Promptly following the end of each calendar quarter, the Issuing Bank shall deliver to the Agent and the Agent shall deliver to each Lender a notice describing the aggregate undrawn amount of all Letters of Credit at the end of such quarter. The Agent shall promptly notify each Lender of the issuance of a Letter of Credit.

              (e) The issuance by the Issuing Bank of each Letter of Credit shall, in addition to the conditions precedent set forth in Article V, be subject to the conditions that such Letter of Credit be in such form and contain such terms as shall be reasonably satisfactory to the Issuing Bank consistent with the then current practices and procedures of the Issuing Bank with respect to similar letters of credit, and the Borrower shall have executed and delivered such other instruments and agreements relating to such Letters of Credit as the Issuing Bank shall have reasonably requested consistent with such practices and procedures and shall not be in conflict with any of the express terms herein contained. All Letters of Credit shall be issued pursuant to and subject to the Uniform Customs and Practice for Documentary Credits, 1993 revision,
International Chamber of Commerce Publication No. 500 and all subsequent amendments and revisions thereto.

              (f) The Borrower agrees that Issuing Bank may, in its sole discretion, accept or pay, as complying with the terms of any Letter of Credit, any drafts or other documents otherwise in order which may be signed or issued by an administrator, executor, trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, liquidator, receiver, attorney in fact or other legal representative of a party who is authorized under such Letter of Credit to draw or issue any drafts or other documents.

              (g) Without limiting the generality of the provisions of Section 11.12, the Borrower hereby agrees to indemnify and hold harmless the Issuing Bank, each other Lender and the Agent from and against any and all claims and damages, losses, liabilities, reasonable costs and expenses which the Issuing Bank, such other Lender or the Agent may incur (or which may be claimed against the Issuing Bank, such other Lender or the Agent) by any Person by reason of or in connection with the issuance or transfer of or payment or failure to pay under any Letter of Credit; provided that the Borrower shall not be required to indemnify the Issuing Bank, any other Lender or the Agent for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, (i) caused by the willful misconduct or negligence of the party to be indemnified or (ii) in the case of the Issuing Bank, caused by the failure of the Issuing Bank to pay under any Letter of Credit after the presentation to it of a request for payment strictly complying with the terms and conditions of such Letter of Credit, unless such payment is prohibited by any law, regulation, court order or decree. The indemnification and hold harmless provisions of this
Section 3.2(g) shall survive repayment of the Obligations, occurrence of the Revolving Credit Termination Date and expiration or termination of this Agreement.

              (h) Without limiting the Borrower's rights as set forth in Section 3.2(g), the obligation of the Borrower to immediately reimburse the Issuing Bank for drawings made under Letters of Credit and to repay Loans made under Section 2.1(d) and the Issuing Bank's and each Lender's right to receive such payment shall be absolute, unconditional and irrevocable, and such obligations of the Borrower shall be performed strictly in accordance with the terms of this Agreement and such Letters of Credit and the related Applications and Agreement for any Letter of Credit, under all circumstances whatsoever, including the following circumstances:

                  (i) any lack of validity or enforceability of any Letter of Credit, the obligation supported by any Letter of Credit or any other agreement or instrument relating thereto (collectively, the "Related LC Documents");

                  (ii) any amendment or waiver of or any consent to or departure from all or any of the Related LC Documents;

                  (iii) the existence of any claim, setoff, defense (other than the defense of payment in accordance with the terms of this Agreement) or other rights which the Borrower may have at any time against any beneficiary or any transferee of a Letter of Credit (or any persons or entities for whom any such beneficiary or any such transferee may be acting), the Agent, the Lenders or any other Person, whether in connection with the Loan Documents, the Related LC Documents or any unrelated transaction;

                  (iv) any breach of contract or other dispute between the Borrower and any beneficiary or any transferee of a Letter of Credit (or any persons or entities for whom such beneficiary or any such transferee may be acting), the Agent, the Lenders or any other Person;

                  (v) any draft, statement or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

                  (vi) any delay, extension of time, renewal, compromise or other indulgence or modification granted or agreed to by the Agent or the requisite number of Lenders, with or without notice to or approval by the Borrower in respect of any of Borrower's Obligations under this Agreement; or

                  (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing;

provided, however, that nothing in this Section 3.2(h) shall give the Issuing Bank any right to reimbursement for drawings made under a Letter of Credit otherwise than pursuant to a request for payment strictly complying with the terms and conditions of such Letter of Credit unless the Borrower has specifically waived such strict compliance in writing.

         3.3. Letter of Credit Facility Fees. (a) The Borrower shall pay to the Agent, for the pro rata benefit of the Lenders based on their Applicable Commitment Percentages, a fee on the aggregate amount available to be drawn on each outstanding Letter of Credit at a rate equal to the Applicable Margin. In addition, the Borrower agrees to pay to the Agent for the benefit of the Issuing Bank an issuance fee equal to one-eighth of one percent (1/8%) per annum times the amount of outstanding Letters of Credit. Such fees shall be due with respect to each Letter of Credit quarterly in arrears on the last Business Day of each March, June, September and December, the first such payment to be made on the first such date occurring after the date of issuance of a Letter of Credit. The fees described in this Section 3.3 shall be calculated on the basis of a year of 360 days for the actual number of days elapsed.

         (b) The Borrower acknowledges that the Issuing Bank as issuer of each Letter of Credit will be required by applicable rules and regulations of the Board to maintain reserves for its liability to honor draws made pursuant to a Letter of Credit notwithstanding the obligation of the Lenders for a Participation in such liability. The Borrower agrees to promptly reimburse the Issuing Bank for all additional costs which it may hereafter incur solely by reason of its acting as issuer of the Letters of Credit and its being required to reserve for such liability, it being understood by the Borrower that other interest and fees payable under this Agreement do not include compensation of the Issuing Bank for such reserves. The Issuing Bank shall furnish to the Borrower at the time of its demand for payment of such additional costs, the computation of such additional cost which shall be conclusive absent manifest error, provided that such computations are made on a reasonable basis.

         3.4. Administrative Fees. The Borrower shall pay to the Issuing Bank such administrative fee and other fees, if any, in connection with the Letters of Credit in such amounts and at such times as the Issuing Bank and the Borrower shall agree from time to time.

                                   ARTICLE IV

              Termination of Eurodollar Rate and Yield Protection

         4.1. Suspension of Loans.

              (a) If at any time the Agent shall reasonably determine (which determination, if reasonable, shall be final, conclusive and binding upon all parties) that:

                  (i) by reason of any changes arising after the Closing Date affecting the applicable interbank market or affecting the position of any Lender or the Agent in such market, adequate and fair means do not exist for ascertaining the Interbank Offered Rate with respect to a Eurodollar Loan or Eurodollar Market Loan; or

                  (ii) the continuation by any Lender of any Eurodollar Loans or Eurodollar Market Loans or the funding thereof in the applicable interbank market would be unlawful by reason of any law, governmental rule, regulation, guidelines or order; or

                  (iii) the continuation by any Lender of any Eurodollar Loans or Eurodollar Market Loans or the funding thereof in the applicable interbank market would be impracticable as a result of a contingency occurring after the date of this Agreement that materially and adversely affects the applicable interbank market;

then, and in any such event, the Agent shall on such date give notice (by telephone and confirmed in writing) to the Borrower of such determination. The obligation of any Lender to make or maintain Fixed Rate Segments so affected or to permit interest to be computed thereon based upon the Interbank Offered Rate shall be terminated, and interest shall thereafter be computed on the affected Segment or Segments at the then applicable Base Rate.

                  (b) It is the intention of the parties that the Fixed Rates shall accurately reflect the cost to each Lender of maintaining any Fixed Rate Segment during any period in which interest accrues thereon at a Fixed Rate.
Accordingly:

                  (i) if by reason of any change after the date hereof in any applicable law or governmental rule, regulation or order (or any interpretation thereof and including the introduction of any new law or governmental rule, regulation or order), including any change in the Eurodollar Reserve Percentage, the cost to any Lender of maintaining any Fixed Rate Segment or funding the same by means of an interbank market time deposit in the relevant interbank market shall increase, the Fixed Rate applicable to such Fixed Rate Segment shall be adjusted as necessary to reflect such change in cost to such Lender, effective as of the date on which such change in any applicable law, governmental rule, regulation or order becomes effective; and

                  (ii) If any Lender shall have determined that the adoption after the date of this Agreement of any law, rule, regulation or guideline regarding capital adequacy, or any change in any of the foregoing or in the interpretation or administration of any of the foregoing by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or any lending office of any Lender) or such Lender's holding company with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, as a consequence of such Lender's obligations under this Agreement or the Advances made by such Lender pursuant hereto, to a level below that which such Lender or such Lender's holding company could have achieved but for such adoption, change or compliance (taking into consideration such Lender's guidelines with respect to capital adequacy) by an amount reasonably deemed by such Lender to be material, then from time to time the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered.

         4.2. Compensation. The Borrower shall compensate any Lender for all reasonable losses, expenses and liabilities (including any interest owed by such Lender to lenders on funds borrowed by such Lender to make or carry any Fixed Rate Segment and any loss sustained by such Lender in connection with the re-employment of such funds), that such Lender may sustain: (a) if for any reason (other than a default by such Lender) following agreement between the Borrower and the Agent or the Borrower and such Lender, as the case may be, as to the Fixed Rate applicable to a Fixed Rate Segment the Borrower fails to accept such Fixed Rate Segment, (b) as a consequence of any unauthorized action taken or default by the Borrower in the repayment of any Fixed Rate Segment when required by the terms of this Agreement or (c) with respect to any loss of income incurred by a Lender (as determined in a reasonable manner by such Lender) associated with the payment of principal other than the last day of an Interest Period with respect to any Fixed Rate Loan. A certificate as to the amount of any additional amounts payable pursuant to this Section 4.2 (setting forth in reasonable detail the basis for requesting such amounts) submitted by such Lender to the Borrower shall be conclusive, in the absence of manifest error. The Borrower shall pay to such Lender the amount shown as due on any such certificate delivered by such Lender within 30 days after the Borrower's receipt of the same.

         4.3. All payments by the Borrower of principal of, and interest on, the Loans and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future excise, stamp or franchise taxes or other taxes, whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by any Lender's net income or receipts (such non-excluded items being called "Taxes"). In the event that any withholding or deduction from any payment to be made by the Borrower hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Borrower will

              (a) pay directly to the relevant authority the full amount required to be so withheld or deducted;

              (b) promptly forward to the Agent an official receipt or other documentation satisfactory to the Agent evidencing such payment to such authority; and

              (c) pay to the Agent for the account of each affected Lender such additional amount or amounts as is necessary to ensure that the net amount actually received by each Lender will equal the full amount such Lender would have received had no such withholding or deduction been required.

Moreover, if any Taxes are directly asserted against the Agent or any Lender with respect to any payment received by the Agent or such Lender hereunder, the Agent or such Lender may pay such Taxes and the Borrower will promptly pay such additional amounts (including any penalties, interest or expenses) as is necessary in order that the net amount received by the Agent or such Lender after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount the Agent or such Lender would have received had no such Taxes been asserted. Upon the request of the Borrower or the Agent, each Lender and each participant that is organized under the laws of a jurisdiction other than the United States shall, prior to the due date of any payments hereunder or under the Notes, execute and deliver to the Borrower and the Agent one or more (as the Borrower or the Agent may reasonably request) United States Internal Revenue Service Forms 4224 or Forms 1001 or such other forms or documents (or successor forms or documents), appropriately completed, as may be applicable (if any are) to establish the extent, if any, to which a payment to such Lender or participant is exempt from withholding or deduction of Taxes.

         If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Agent, for the account of the respective Lender, the required amounts, receipts or other required documentary evidence, the Borrower shall indemnify the Lenders for any incremental Taxes, interest or penalties that may become payable by any Lender as a result of any such failure. For purposes of this Section 4.3, a distribution hereunder by the Agent or any Lender to or for the account of any Lenders shall be deemed a payment by the Borrower.

         If Taxes are incorrectly or illegally paid or assessed, and if any Lender or the Agent contests the assessment of such Taxes, such Lender or the Agent shall refund, to the extent of any refund made to such Lender or the Agent, any amounts paid by the Borrower under this Section in respect of such Taxes (less the costs and expenses incurred by such Lender in connection with such contest, including legal fees).

         Without prejudice to the survival of any other agreements of the Borrower hereunder or under any other Loan Document, the agreements of the Borrower contained in this Section shall survive the payment in full of all its Obligations and the termination of all Commitments.

         To the extent any Lender shall become liable for the payment of any Taxes hereunder and shall seek reimbursement therefor pursuant to this Section 4.3, the Borrower shall be entitled, upon the giving of five Business Days' notice to the Agent and such Lender, (i) to replace such Lender with a substitute lender, and (ii) in connection with such substitution, cause the payment in full of the outstanding Obligation due to the Lender requesting reimbursement without penalty or payment other than under Section 4.2; provided, all obligations to such assigning Lender shall be paid in full, no assignment fee shall be payable by such assigning Lender but shall be paid by Borrower and such assigning Lender shall be entitled to the benefits of this Agreement set forth in Sections 3.2(g), 11.6 and 11.12 and Article IV.

                                    ARTICLE V

         5.1. Conditions of Initial Advance. The obligation of the Lenders to make the initial Advance under the Revolving Credit Facility, the Line of Credit Facility or the Competitive Bid Facility, and of the Issuing Bank to issue the initial Letter of Credit, is subject to the conditions precedent that:

               (a) the Agent shall have received on the Closing Date, in form and substance satisfactory to the Agent and Lenders, the following:

                  (i) executed  originals of each of this Agreement,  the Notes, the LC Account Agreement and the other Loan Documents, together with all schedules and exhibits thereto;

                  (ii) the favorable written opinion or opinions with respect to the Loan Documents and the transactions contemplated thereby of counsel to the Borrower dated the Closing Date, addressed to the Agent and the Lenders and satisfactory to Smith Helms Mulliss & Moore, L.L.P., special counsel to the Agent, substantially in the form of Exhibit L;

                  (iii) resolutions of the board of directors of the Borrower certified by its secretary or assistant secretary as of the Closing Date, approving and adopting the Loan Documents to be executed by the Borrower, and authorizing the execution and delivery and performance thereof;

                  (iv) specimen signatures of officers of the Borrower executing the Loan Documents on behalf of the Borrower, certified by the secretary or assistant secretary of the Borrower;

                  (v) the charter  documents of the  Borrower  certified as of a
              recent   date  by  the   Secretary   of  State  of  its  state  of
              organization;

                  (vi) the bylaws of the  Borrower  certified  as of the Closing
              Date as true and correct by its secretary or assistant secretary;

                  (vii) certificates issued as of a recent date by the Secretary of State of the jurisdiction of formation of the Borrower as to the valid existence and good standing of the Borrower;

                  (viii) appropriate certificates of qualification to do business, good standing and, where appropriate, authority to conduct business under assumed name, issued in respect of the Borrower as of a recent date by the Secretary of State or comparable official of each jurisdiction in which the failure to be qualified to do business or authorized so to conduct business could have a Material Adverse Effect;

                  (ix)  notice  of   appointment   of  the  initial   Authorized
              Representative(s);

                  (x) evidence of all insurance required by the Loan Documents;

                  (xi) a  certificate  in the form of Exhibit M completed  as of
              December 31, 1995;

                  (xii) an initial  Borrowing Notice, if any, and, if elected by the Borrower, Interest Rate Selection Notice;

                  (xiii) evidence that all fees payable by the Borrower on the Closing Date to the Agent and the Lenders have been paid in full; and

                  (xiv) such other documents, instruments, certificates and opinions as the Agent or any Lender may reasonably request on or prior to the Closing Date in connection with the consummation of the transactions contemplated hereby; and

              (b) In the good faith judgment of the Agent and the Lenders:

                  (i) there shall not have occurred or become known to the Agent or the Lenders any event, condition, situation or status since the date of the information contained in the financial and business projections, budgets, pro forma data and forecasts concerning the Borrower and its Consolidated Entities delivered to the Agent prior to the Closing Date that has had or could reasonably be expected to result in a Material Adverse Effect;

                  (ii) no  litigation,  action,  suit,  investigation  or  other arbitral, administrative or judicial proceeding shall be pending or threatened which could reasonably be likely to result in a Material Adverse Effect; and

                  (iii) the Borrower and its  Consolidated  Entities  shall have received all approvals, consents and waivers, and shall have made or given all necessary filings and notices, as shall be required to consummate the

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


              transactions contemplated hereby without the occurrence of any default under, conflict with or violation of (A) any applicable law, rule, regulation, order or decree of any Governmental Authority or arbitral authority or (B) any agreement, document or instrument to which any of the Borrower or any Consolidated Entity is a party or by which any of them or their properties is bound, except for such approvals, consents, waivers, filings and notices the receipt, making or giving of which will not have a Material Adverse Effect.

         5.2. Conditions of Loans and Letters of Credit. The obligations of the Lenders to make any Loans, and the Issuing Bank to issue Letters of Credit, hereunder on or subsequent to the Closing Date, are subject to the satisfaction of the following conditions:

               (a) the Agent shall have received a Borrowing Notice if required by Article II;

               (b) the representations and warranties of the Borrower and the Subsidiaries set forth in Article VI and in each of the other Loan Documents shall be true and correct in all material respects on and as of the date of such Advance or Letter of Credit issuance or renewal, with the same effect as though such representations and warranties had been made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date and except that the financial statements referred to in Section 6.6(a) shall be deemed to be those financial statements most recently delivered to the Agent and the Lenders pursuant to Section 7.1 from the date financial statements are delivered to the Agent and the Lenders in accordance with such Section;

               (c) in the case of the issuance of a Letter of Credit, the Borrower shall have executed and delivered to the Issuing Bank an Application and Agreement for Letter of Credit in form and content acceptable to the Issuing Bank together with such other instruments and documents as it shall request;

               (d) at the time of (and after giving effect to) each Advance or the issuance of a Letter of Credit, no Default or Event of Default shall have occurred and be continuing; and

               (e) immediately after giving effect to:

                   (i) a Revolving Loan, the aggregate principal balance of all outstanding Revolving Loans of a Lender plus such Lender's Applicable Commitment Percentage of the aggregate amount of Letter of Credit Outstandings shall not exceed such Lender's Revolving Credit Commitment;

                   (ii) a Line of Credit Loan, the aggregate principal balance of all outstanding Line of Credit Loans for each Lender shall not exceed such Lender's Line of Credit Commitment;

                   (iii) a Letter of Credit or renewal thereof, the aggregate principal balance of all outstanding Participations in Letters of Credit and Reimbursement Obligations (or in the case of the Issuing Bank, its remaining interest after deduction of all Participations in Letters of Credit and Reimbursement Obligations of other Lenders) for each Lender and in the aggregate shall not exceed, respectively, (X) such Lender's Letter of Credit Commitment or (Y) the Total Letter of Credit Commitment; and

                   (iv) a Revolving Loan or a Letter of Credit or renewal thereof, the sum of Letter of Credit Outstandings plus the aggregate principal amount of Revolving Credit Outstandings plus outstanding Competitive Bid Loans shall not exceed the Total Revolving Credit Commitment.

         Each borrowing hereunder and each issuance of a Letter of Credit hereunder shall constitute a representation and warranty by the Borrower to the effect that the conditions set forth in clauses (b),
         (d) and (e) have been satisfied as of the date thereof.



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



                                   ARTICLE VI

                         Representations and Warranties


         The Borrower represents and warrants with respect to itself and (to the extent expressly set forth below) its Consolidated Entities (which representations and warranties shall survive the delivery of the documents mentioned herein and the making of Loans and the issuance of a Letter of Credit), that:

        6.1. Organization and Authority.

              (a) The Borrower and each Consolidated Entity is a corporation, partnership or limited liability company duly organized and validly existing under the laws of the jurisdiction of its formation;

              (b) The Borrower and each Consolidated Entity (x) has the requisite power and authority to own its properties and assets and to carry on its business as now being conducted and as contemplated in the Loan Documents, and (y) is qualified to do business in every jurisdiction in which failure so to qualify would have a Material Adverse Effect;

              (c) The Borrower has the power and authority to execute, deliver and perform this Agreement and the Notes, and to borrow and obtain other extensions of credit hereunder, and to execute, deliver and perform each of the other Loan Documents to which it is a party; and

              (d) When executed and delivered, each of the Loan Documents to which the Borrower is a party will be the legal, valid and binding obligation or agreement, as the case may be, of the Borrower, enforceable against the Borrower in accordance with its terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors' rights generally and to the effect of general principles of equity (whether considered in a proceeding at law or in equity).

         6.2. Loan Documents. The execution, delivery and performance by the Borrower of each of the Loan Documents and the credit extensions hereunder:

              (a) have been duly authorized by all requisite corporate actions (including any required shareholder approval) of the Borrower required for the lawful execution, delivery and performance thereof;

              (b) do not violate any provisions of (i) applicable law, rule or regulation, (ii) any judgment, writ, order, determination, decree or arbitral award of any Governmental

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



         Authority or arbitral authority binding on the Borrower or any Subsidiary or its or any Subsidiary's properties, or (iii) the charter documents or bylaws of the Borrower;

              (c) do not and will not be in conflict with, result in a breach of or constitute an event of default, or an event which, with notice or lapse of time or both, would constitute an event of default, under any contract, indenture, agreement or other instrument or document to which Borrower or any Consolidated Entity is a party, or by which the properties or assets of the Borrower or any Consolidated Entity are bound; and

              (d) do not and will not result in the creation or imposition of any Lien upon any of the properties or assets of Borrower or any Subsidiary.

         6.3. Solvency. The Borrower is Solvent and the Borrower and its Consolidated Entities taken as a whole are Solvent, in each case after giving effect to the transactions contemplated by the Loan Documents.

         6.4. Subsidiaries. The Borrower has no Subsidiaries other than those Persons listed as Subsidiaries in Schedule 6.4 and additional Subsidiaries created or acquired after the Closing Date.

         6.5. Ownership Interest. Borrower owns no interest in any Person other than the Persons listed in Schedule 6.4, equity investments in Persons not constituting Subsidiaries permitted under Section 8.2 and additional Subsidiaries created or acquired after the Closing Date.

         6.6. Financial Condition.

              (a) The Borrower has heretofore furnished to each Lender an audited consolidated balance sheet of the Borrower and its Consolidated Entities as at December 31, 1995 and the notes thereto and the related consolidated statements of income, stockholders' equity and cash flows for the Fiscal Year then ended as examined and certified by Ernst &
         Young LLP. Except as set forth therein, such financial statements (including the notes thereto) present fairly the financial condition of the Borrower and its Consolidated Entities as of the end of such Fiscal Year and results of their operations and the changes in stockholders' equity for the Fiscal Year then ended, all in conformity with GAAP applied on a Consistent Basis;

              (b) since December 31, 1995 there has been no material adverse change in the condition, financial or otherwise, of the Borrower and its Consolidated Entities taken as a whole or in the businesses, properties, performance, prospects or operations of the Borrower and Consolidated Entities taken as a whole, nor have such businesses or properties been

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




         materially adversely affected as a result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo or act of God; provided that one-time expenses recognized in the first quarter of 1996 with respect to the Acquisitions of Surgical Care Affiliates, Inc. and Advantage Health Corporation shall not be deemed to constitute material adverse changes; and

              (c) neither the Borrower nor any Consolidated Entity has any material Indebtedness, Guaranteed Obligations or other obligations or liabilities, direct or contingent, in an aggregate amount in excess of $300,000 other than (a) the liabilities reflected in such balance sheet and the notes thereto or (b) liabilities incurred in the ordinary course of business.

         6.7. Title to Properties. The Borrower and each Consolidated Entity has good and marketable title to all its real and personal properties, subject to no transfer restrictions or Liens of any kind, except for the transfer restrictions and Liens permitted by this Agreement.

         6.8. Taxes. The Borrower and each Consolidated Entity have filed or caused to be filed all federal, state and local tax returns which are required to be filed by it and, except for taxes and assessments being contested in good faith by appropriate proceedings diligently conducted and against which reserves reflected in the financial statements described in Section 6.6(a) and satisfactory to the Borrower's independent certified public accountants have been established, have paid or caused to be paid all taxes as shown on said returns or on any assessment received by it, to the extent that such taxes have become due.

         6.9.  Other Agreements.

              (a) Neither the Borrower nor any Consolidated Entity is a party to or subject to any judgment, order, decree, agreement, lease or instrument, or subject to other restrictions, compliance with the terms of which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect;

               (b) neither the Borrower nor any Consolidated Entity is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in (i) any Medicaid Provider Agreement, Medicare Provider Agreement or other agreement or instrument to which the Borrower or any Consolidated Entity is a party, which default has resulted in, or if not remedied within any applicable grace period could result in, the revocation, termination, cancellation or suspension of Medicaid Certification or Medicare Certification of Borrower or any Consolidated Entity which could have a Material Adverse Effect or (ii) any other

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




         agreement  or  instrument  to which the  Borrower  or any  Consolidated
         Entity is a party, which default has, or if not remedied within any applicable grace period could reasonably be likely to have, a Material Adverse Effect;

               (c) to the knowledge of Borrower's Executive Officers, no Contract Provider is a party to any judgment, order, decree, agreement or instrument, or subject to restrictions, compliance with the terms of which could individually or in the aggregate reasonably be expected to have a Material Adverse Effect; and

               (d)  to  the  knowledge  of  Borrower's  Executive  Officers,  no
         Contract Provider is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Medicaid Provider Agreement, Medicare Provider Agreement or other agreement or instrument to which such Person is a party, which default has resulted in, or if not remedied within any applicable grace period could result in, the revocation, termination, cancellation or suspension of Medicaid Certification or Medicare Certification of such Person, which revocation, termination, cancellation or suspension could reasonably be likely to have a Material Adverse Effect.

         6.10. Litigation. There is no action, suit, investigation or proceeding at law or in equity or by or before any governmental instrumentality or agency or arbitral body pending or, to the knowledge of the Borrower, threatened by or against the Borrower or any Consolidated Entity or, to the knowledge of the Borrower, pending or threatened by or against any Contract Provider, or affecting the Borrower or any Consolidated Entity or, to the knowledge of the Borrower, any Contract Provider or any properties or rights of the Borrower or any Consolidated Entity or, to the knowledge of the Borrower, any Contract Provider, which could reasonably be expected (i) to result in the revocation, termination, cancellation or suspension of Medicaid Certification or Medicare Certification of such Person, which revocation, termination, cancellation or suspension could reasonably be likely to have a Material Adverse Effect, or (ii) to have a Material Adverse Effect.

         6.11. The proceeds of the borrowings and other extensions of credit made hereunder will be used by the Borrower only for the purposes expressly authorized herein. None of such proceeds will be used, directly or indirectly, for the purpose of purchasing or carrying any margin stock or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry margin stock or for any other purpose which might constitute any of the Loans or Letters of Credit under this Agreement a "purpose credit" within the meaning of Regulation U or Regulation X of the Board. Neither the Borrower nor any agent acting in its behalf has taken or will take any action which might


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



cause this Agreement or any of the documents or instruments delivered pursuant hereto to violate any regulation of the Board or to violate the Exchange Act or the Securities Act of 1933, as amended, or any state securities laws, in each case as in effect on the date hereof.

         6.12. Investment Company. Neither the Borrower nor any Consolidated Entity is an "investment company," or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (15 U.S.C. ss. 80a-1, et seq.). The application of the proceeds of the Loans and repayment thereof by the Borrower and the issuance of Letters of Credit and the performance by the Borrower and any Consolidated Entity of the transactions contemplated by the Loan Documents will not violate any provision of said Act, or any rule, regulation or order issued by the Securities and Exchange Commission thereunder, in each case as in effect on the date hereof.

         6.13. The Borrower and each Consolidated Entity owns or has the right to use, under valid license agreements or otherwise, all material patents, licenses, franchises, trademarks, trademark rights, trade names, trade name rights, trade secrets, service marks, service mark rights and copyrights necessary to or used in the conduct of its businesses as now conducted and as contemplated by the Loan Documents, without known conflict by, or with, any patent, license, franchise, trademark, trade secret, trade name, service mark, copyright or other proprietary right of, any other Person.

         6.14. Neither (a) this Agreement nor any other Loan Document or certificate or document executed and delivered by or on behalf of the Borrower or any Consolidated Entity in accordance with or pursuant to any Loan Document nor (b) any statement, representation, or warranty provided to the Agent or any Lender in connection with the negotiation or preparation of the Loan Documents contains any misrepresentation or untrue statement of material fact or omits to state a material fact necessary, in light of the circumstance under which it was made, in order to make any such warranty, representation or statement contained therein not misleading.

         6.15. Neither the respective businesses or properties of the Borrower or any Consolidated Entity, nor any relationship between the Borrower or any Consolidated Entity and any other Person, nor any circumstance in connection with the execution, delivery and performance of the Loan Documents and the transactions contemplated thereby, is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any Governmental Authority or any other Person on the part of the Borrower or any Consolidated Entity as a condition to the execution, delivery and performance of, or consummation of the transactions contemplated by, or the validity or enforceability of, the Loan Documents, which, if not obtained or effected, would be reasonably likely to have a Material Adverse Effect, or if so, such consent, approval, authorization, filing, registration or qualification has been duly obtained or effected, as the case may be;

         6.16. ERISA Requirement. (i) The execution and delivery of the Loan Documents will not involve any prohibited transaction within the meaning of ERISA, (ii) the Borrower and each ERISA Affiliate has fulfilled its obligations under the minimum funding standards imposed by ERISA and each is in compliance in all material respects with the applicable provisions of ERISA, and (iii) no "Reportable Event," as defined in Section 4043(b) of Title IV of ERISA, has occurred with respect to any plan maintained by the Borrower or any of its ERISA Affiliate.

         6.17. No Default. As of the date hereof, there does not exist any Default or Event of Default.

         6.18. Hazardous Materials. The Borrower and each Consolidated Entity is in compliance with all applicable Environmental Laws in all material respects. Neither the Borrower nor any Consolidated Entity has been notified of any action, suit, proceeding or investigation which, and neither the Borrower nor any Consolidated Entity is aware of any facts which, (i) calls into question, or could reasonably be expected to call into question, compliance in all material respects by the Borrower or any Consolidated Entity with any Environmental Laws,
(ii) which seeks, or could reasonably be expected to form the basis of a meritorious proceeding, to suspend, revoke or terminate any material license, permit or approval necessary for the generation, handling, storage, treatment or disposal of any Hazardous Material, or (iii) seeks to cause, or could reasonably be expected to form the basis of a meritorious proceeding to cause, any property of the Borrower or any Consolidated Entity to be subject to any material restrictions on ownership, use, occupancy or transferability under any Environmental Law.

         6.19. Employment Matters. (a) Except as set forth on Schedule 6.19, none of the employees of the Borrower or any Consolidated Entity is subject to any collective bargaining agreement and there are no strikes, work stoppages, election or decertification petitions or proceedings, unfair labor charges, equal opportunity proceedings, or other material labor/employee related controversies or proceedings pending or, to the best knowledge of the Borrower, threatened against the Borrower or any Consolidated Entity or between the Borrower or any Consolidated Entity and any of its employees, other than employee grievances, controversies or proceedings arising in the ordinary course of business which could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and

         (b) Except to the extent a failure to maintain compliance would not have a Material Adverse Effect, the Borrower and each Consolidated Entity is in compliance in all respects with all applicable laws, rules and regulations pertaining to labor or employment matters, including without limitation those pertaining to wages, hours, occupational safety and taxation and there is neither pending nor threatened any litigation, administrative proceeding or, to the knowledge of the Borrower, any investigation, in respect of such matters which, if decided adversely, could reasonably be likely, individually or in the aggregate, to have a Material Adverse Effect.

         6.20. RICO. Neither the Borrower nor any Consolidated Entity is engaged in or has engaged in any course of conduct that could subject any of their respective properties to any Lien, seizure or other forfeiture under any criminal law, racketeer influenced and corrupt organizations law, civil or criminal, or other similar laws.

         6.21. Reimbursement from Third Party Payors. The accounts receivable of the Borrower and each Consolidated Entity and each Contract Provider have been and will continue to be adjusted to reflect reimbursement policies of third party payors such as Medicare, Medicaid, Blue Cross/Blue Shield, private insurance companies, health maintenance organizations, preferred provider organizations, alternative delivery systems, managed care systems, government contracting agencies and other third party payors. In particular, accounts receivable relating to such third party payors do not and shall not exceed amounts any obligee is entitled to receive under any capitation arrangement, fee schedule, discount formula, cost-based reimbursement or other adjustment or limitation to its usual charges.


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



                                   ARTICLE VII

                             Affirmative Covenants

         Until the Facility Termination Date and termination of this Agreement in accordance with the terms hereof, unless the Required Lenders shall otherwise consent in writing, the Borrower will, and where applicable will cause each Consolidated Entity to:

         7.1. Financial Statements, Reports, Etc. The Borrower shall deliver or cause to be delivered to the Agent and each Lender:

              (a) Not later than 50 days after the end of each of the first three quarters of each Fiscal Year, a balance sheet and a statement of revenues and expenses of the Borrower and its Consolidated Entities on a consolidated basis and a statement of cash flow of the Borrower and its Consolidated Entities on a consolidated basis for such calendar quarter and for the period beginning on the first day of such Fiscal Year and ending on the last day of such quarter (in sufficient detail to indicate the Borrower's and each Consolidated Entity's compliance with the financial covenants set forth in Section 8.1), together with statements in comparative form for the corresponding date or period in the preceding Fiscal Year as summarized in the Borrower's Form 10-Q for the corresponding period, and certified as to fairness, accuracy and completeness by the chief executive officer, chief financial officer or Treasurer of the Borrower.

              (b) Not later than 100 days after the end of each Fiscal Year, financial statements (including a balance sheet, a statement of revenues and expenses, a statement of changes in shareholders' equity and a statement of cash flow) of the Borrower and its Consolidated Entities on a consolidated basis for such Fiscal Year (in sufficient detail to indicate the Borrower's and each Consolidated Entity's compliance with the financial covenants set forth in Section 8.1), together with statements in comparative form as of the end of and for the preceding Fiscal Year as summarized in the Borrower's Form 10-K for the corresponding period, and accompanied by an opinion of certified public accountants acceptable to the Agent, which opinion shall state in effect that such financial statements (A) were audited using generally accepted auditing standards, (B) were prepared in accordance with generally accepted accounting principles applied on a Consistent Basis, and (C) present fairly the financial condition and results of operations of the Borrower and its Consolidated Entities for the periods covered.

              (c) Together with the financial  statements required by paragraphs
         (1) and (2) above a compliance certificate duly executed by the chief executive officer or chief financial

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


         officer or Treasurer of the Borrower in the form of Exhibit M ("Compliance Certificate").

              (d) Contemporaneously with the distribution thereof to the Borrower's or any Consolidated Entity's stockholders or partners or the filing thereof with the Securities and Exchange Commission, as the case may be, copies of all statements, reports, notices and filings distributed by the Borrower or any Consolidated Entity to its stockholders or partners or filed with the Securities and Exchange Commission (including reports on SEC Forms 10-K, 10-Q and 8-K).

              (e) Promptly after the Borrower knows or has reason to know of the occurrence of any "reportable event" under Section 4043 of ERISA applicable to the Borrower or any ERISA Affiliate, a certificate of the president or chief financial officer of the Borrower setting forth the details as to such "reportable event" and the action that the Borrower or the ERISA Affiliate has taken or will take with respect thereto, and promptly after the filing or receiving thereof, copies of all reports and notices that the Borrower and each Consolidated Entity files under ERISA with the Internal Revenue Service or the PBGC or the United States Department of Labor.

              (f) Promptly after the Borrower or any of its Consolidated Entities becomes aware of the commencement thereof, notice of any investigation, action, suit or proceeding before any Governmental Authority involving the condemnation or taking under the power of eminent domain of any of its property or the revocation or suspension of any permit, license, certificate of need or other governmental requirement applicable to any Facility.

              (g) Within 10 days of the receipt by the Borrower or any of its Consolidated Entities, copies of all material deficiency notices, compliance orders or adverse reports issued by any Governmental Authority or accreditation commission having jurisdiction over licensing, accreditation or operation of a Facility or by any Governmental Authority or private insurance company pursuant to a provider agreement, which, if not promptly complied with or cured, could result in the suspension or forfeiture of any license, certification or accreditation necessary in order for such Facility to carry on its business as then conducted or the termination of any material insurance or reimbursement program available to such Facility.

              (h) Such other information regarding any Facility or the financial condition or operations of the Borrower or its Consolidated Entities as the Agent shall reasonably request from time to time or at any time.


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


         7.2. Maintain Properties. Maintain all properties necessary to its operations in good working order and condition, make all needed repairs, replacements and renewals to such properties, and maintain free from Liens all trademarks, trade names, service marks, patents, copyrights, trade secrets, know-how, and other intellectual property and proprietary information (or adequate licenses thereto), in each case as are reasonably necessary to conduct its business as currently conducted or as contemplated hereby, all in accordance with customary and prudent business practices.

         7.3. Existence, Qualification, Etc. Except as otherwise expressly permitted under Section 8.4, do or cause to be done all things necessary to preserve and keep in full force and effect its existence and all material rights and franchises, and maintain its license or qualification to do business as a foreign corporation and good standing in each jurisdiction in which its ownership or lease of property or the nature of its business makes such license or qualification necessary.

         7.4. Regulations and Taxes. Comply in all material respects with or contest in good faith all statutes and governmental regulations and pay all taxes, assessments, governmental charges, claims for labor, supplies, rent and any other obligation which, if unpaid, would become a Lien against any of its properties except liabilities being contested in good faith by appropriate proceedings diligently conducted and against which adequate reserves acceptable to the Borrower's independent certified public accountants have been established unless and until any Lien resulting therefrom attaches to any of its property and becomes enforceable by its creditors.

         7.5. Insurance. At all times maintain in force, and pay all premiums and costs related to, insurance coverages in amounts deemed by the management of the Borrower to be sufficient in accordance with usual and customary business practices and any other coverages required under applicable governmental requirements. The Borrower shall deliver to the Agent annually on or before each anniversary date of this Agreement, and at such other time or times as the Agent may request (but not more often than monthly), a certificate of the president or chief financial officer of the Borrower setting out in such detail as the Agent may reasonably require a description of all insurance coverages maintained by the Borrower and each Consolidated Entity. The Agent shall have no obligation to give the Borrower or any Consolidated Entity notice of any notification received by the Agent with respect to any insurance policies or take any steps to protect the Borrower's or any Consolidated Entity's interests under such policies.

         7.6. True Books. Keep true books of record and account in which full, true and correct entries will be made of all of its dealings and transactions, and set up on its books such reserves as

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


may be required by GAAP with respect to doubtful accounts and all taxes, assessments, charges, levies and claims and with respect to its business in general, and include such reserves in interim as well as year-end financial statements.

         7.7. Right of Inspection. Permit any Person designated by the Agent to visit and inspect any of the properties, corporate books and financial reports of the Borrower or any Subsidiary and to discuss its affairs, finances and accounts with its principal officers and independent certified public accountants, all at reasonable times, at reasonable intervals and with reasonable prior notice.

         7.8. Observe all Laws. Conform to and duly observe, and cause all Contract Providers to conform to and duly observe, in all material respects all laws, rules and regulations and all other valid requirements of any regulatory authority with respect to the conduct of its business, including without limitation Titles XVIII and XIX of the Social Security Act, Medicare
Regulations, Medicaid Regulations, and all laws, rules and regulations of Governmental Authorities pertaining to the licensing of professional and other health care providers, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

         7.9. Governmental Licenses. Obtain and maintain, and use reasonable effort to cause all Contract Providers to obtain and maintain, all licenses, permits, certifications and approvals of all applicable Governmental Authorities as are required for the conduct of its business as currently conducted and herein contemplated, including without limitation professional licenses, Medicaid Certifications and Medicare Certifications, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

         7.10. Covenants Extending to Other Persons. Cause each of its Consolidated Entities to do with respect to itself, its business and its assets, each of the things required of the Borrower in Sections 7.2 through 7.9, 7.15 and 7.16 inclusive.

         7.11. Officer's Knowledge of Default. Upon any Executive Officer of the Borrower obtaining knowledge of any Default or Event of Default or any default or event of default under any other obligation of the Borrower or any Consolidated Entity to any Lender, or any event, development or occurrence which could reasonably be expected to have a Material Adverse Effect, cause such Executive Officer or an Authorized Representative to promptly notify the Agent of the nature thereof, the period of existence thereof, and what action the Borrower or such Consolidated Entity proposes to take with respect thereto. The Agent shall notify the Lenders of receipt of such notice.

         7.12. Suits or Other Proceedings. Upon any Executive Officer of the Borrower obtaining knowledge of any litigation or

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



other proceedings being instituted (i) against the Borrower or any Subsidiary, or any attachment, levy, execution or other process being instituted against any assets of the Borrower or any Subsidiary or Controlled Partnership, which if adversely determined could reasonably be likely to have a Material Adverse Effect or (ii) against the Borrower, any Subsidiary or any Contract Provider (but only with respect to services provided to the Borrower or any Consolidated Entity) to suspend, revoke or terminate any Medicaid Provider Agreement, Medicaid Certification, Medicare Provider Agreement or Medicare Certification, which suspension, revocation or termination could reasonably be likely to have a Material Adverse Effect, cause such Executive Officer or an Authorized Representative to promptly deliver to the Agent written notice thereof stating the nature and status of such litigation, dispute, proceeding, levy, execution or other process.

         7.13. Notice of Discharge of Hazardous Material or Environmental Complaint. Promptly provide to the Agent true, accurate and complete copies of any and all notices, complaints, orders, directives, claims, or citations received by the Borrower or any Consolidated Entity relating to any of the following which is likely to have a Material Adverse Effect: (a) violation or alleged violation by the Borrower or any Consolidated Entity of any applicable Environmental Law; (b) release or threatened release by the Borrower or any Consolidated Entity, or at any Facility or property owned or leased or operated by the Borrower or any Consolidated Entity, of any Hazardous Material, except where occurring legally; or (c) liability or alleged liability of the Borrower or any Consolidated Entity for the costs of cleaning up, removing, remediating or responding to a release of Hazardous Materials.

         7.14. Environmental Compliance. If the Borrower or any Consolidated Entity shall receive any letter, notice, complaint, order, directive, claim or citation from any Governmental Authority alleging that the Borrower or any Consolidated Entity has violated any Environmental Law or is liable for the costs of cleaning up, removing, remediating or responding to a release of
Hazardous Materials within the time period permitted by the applicable Environmental Law or the Governmental Authority responsible for enforcing such Environmental Law, remove or remedy, or cause the applicable Consolidated Entity to remove or remedy, such violation or release or satisfy such liability unless and only during the period that the applicability of such Environmental Law, the fact of such violation or liability or what is required to remove or remedy such violation is being contested by the Borrower or the applicable Consolidated Entity by appropriate proceedings diligently conducted and all reserves with respect thereto as may be required under GAAP, if any, have been made, and no Lien in connection therewith shall have attached to any property of the Borrower or the applicable Consolidated Entity which shall have become enforceable against creditors of such Person.


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


         7.15. Continuation of Current Business. Not engage in any business other than the business now being conducted by the Borrower and other businesses directly related to such services.

         7.16. Management Contracts. Not enter into any agreement whereby the management, supervision or control of its business or any Facility shall be delegated to or placed in any persons other than its governing body and officers, the Borrower or a Consolidated Entity, except that (i) management of the Facility owned by Vanderbilt Stallworth Rehabilitation Hospital, L.P. is vested in part in a Governance Committee and in part in a Subsidiary of the Borrower pursuant to the applicable limited partnership agreement and a management agreement and (ii) the Facility known as Nashville Rehabilitation Hospital located in Nashville, Tennessee may be managed by an independent body until such time as such Facility is sold.






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



                                  ARTICLE VIII

                               Negative Covenants

         Until the Facility Termination Date and termination of this Agreement in accordance with the terms hereof, unless the Required Lenders shall otherwise consent in writing, the Borrower will not, nor (to the extent expressly set forth below) will it permit any Consolidated Entity to:

         8.1. Financial Convenants.

              (a) Minimum Net Worth. Permit Consolidated Net Worth to be less than $917,711,000 plus (A) 50% of Consolidated Net Income (if positive and including for purposes of this Section 8.1(a) only any extraordinary gain), on an ongoing basis for each fiscal quarter beginning with the fiscal quarter ended March 31, 1996, plus (B) the aggregate amount of all increases, if any, in its capital accounts resulting from the issuance of Capital Stock or conversion of debt into Capital Stock or other securities properly classified as equity in accordance with generally accepted accounting principles, or from the sale or other disposition of treasury shares, from the date of this Agreement through the date of determination plus (c) without duplication, any addition to Consolidated Stockholders' Equity resulting from an Acquisition after the Closing Date which shall be accounted for on a pooling-of-interests basis.

              (b) Consolidated EBITDA to Consolidated Interest Expense Ratio. Permit the ratio of Consolidated EBITDA to Consolidated Interest Expense at any time to be less than or equal to 2.50 to 1.00.

              (c) Consolidated Indebtedness to Consolidated Total Capital. Permit the ratio of Consolidated Indebtedness to Consolidated Total Capital at any time to equal or exceed .65 to 1.00.

         8.2. Investments and Loans. Purchase or otherwise acquire any stock, security, obligation or evidence of indebtedness of, make any capital contribution to, own any equity interest in, or make any loan or advance to, any other Person; provided, however, that the Borrower and its Consolidated Entities may (A) continue to hold all stock of and own partnership interests in the Persons that constitute Consolidated Entities on the Closing Date and Persons that thereafter become Consolidated Entities as a result of Acquisitions permitted under Section 8.8; (B) make Permitted Investments; and (C) make investments in an amount not exceeding 15% of Consolidated Total Assets.

         8.3. Indebtedness. Permit to exist Indebtedness, howsoever evidenced, of Subsidiaries and Controlled Partnerships (exclusive


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


of Indebtedness to the Borrower) in an aggregate amount at any time exceeding the greater of $70,000,000 or 15% of Consolidated Tangible Net Worth, excluding, however, Indebtedness of Subsidiaries and Controlled Partnerships existing as of the date hereof and described on Schedule 8.3.

         8.4. Disposition of Assets. Sell, lease, transfer or otherwise dispose of assets in excess of 15% of Consolidated Total Assets as at the Closing Date plus an amount equal to 15% of assets acquired following the Closing Date.

         8.5. Consolidation or Merger. Merge or consolidate with another Person unless (i) in the case of a merger or consolidation of the Borrower, the Borrower is the continuing or surviving entity, (ii) in the case of a merger or consolidation involving a Consolidated Entity, the continuing or surviving entity is majority-owned by the Borrower (with such majority ownership constituting a controlling interest), and (iii) before and after giving effect to the proposed merger or consolidation, no Default or Event of Default shall exist.

         8.6. Liens. Incur, create, assume or permit to exist any Lien upon any of its accounts receivable, contract rights, chattel paper, inventory, equipment, instruments, general intangibles or other personal or real property of any character, whether now owned or hereafter acquired, other than (i) Liens that constitute Permitted Encumbrances, and (ii) Liens on assets which at no time have a book value of greater than 5% of Consolidated Total Assets.

         8.7. Dividends and Distributions. Permit any Consolidated Entity to be or become subject to any restrictions on the ability of such Consolidated Entity to pay dividends or to make partnership distributions other than as required by this Agreement or restrictions imposed by applicable law.

         8.8. Acquisitions. Enter into any agreement to acquire any Person or Facility unless (i) the Person or Facility to be acquired is in substantially the same line of business presently engaged in by the Borrower or its Consolidated Entities, and (ii) if the Cost of Acquisition exceeds $150,000,000 the Borrower shall have furnished to the Agent (A) pro forma historical financial statements as of the end of the most recently completed Fiscal Year of the Borrower and most recent interim fiscal quarter, if applicable, giving effect to such Acquisition and (B) a Compliance Certificate prepared on an historical pro forma basis giving effect to such Acquisition, which certificate shall demonstrate that no Default or Event of Default would exist immediately after giving effect thereto.

         8.9. Restricted Payments. Make any Restricted Payment or apply or set apart any of their assets therefor or agree to do any of the foregoing; provided, however, the Borrower may make the Restricted Payments in any Fiscal Year (on a non-cumulative basis,


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


with the effect that amounts not paid in any Fiscal Year may not be carried over for payment in a subsequent period) if immediately prior and immediately after giving effect thereto no Default or Event of Default shall exist or occur and be continuing.

         8.10. Compliance with ERISA. With respect to any Pension Plan, Employee Benefit Plan or Multiemployer Plan:

                (a) permit the occurrence of any Termination Event which would result in a liability on the part of the Borrower or any ERISA Affiliate to the PBGC which liability would have a Material Adverse Effect; or

                (b) permit the present value of all benefit liabilities under all Pension Plans to exceed the current value of the assets of such Pension Plans allocable to such benefit liabilities; or

                (c) permit any accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Code) with respect to any Pension Plan, whether or not waived; or

                (d) fail to make any contribution or payment to any Multiemployer Plan which the Borrower or any ERISA Affiliate may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto; or

                (e) engage, or permit any Subsidiary or any ERISA Affiliate to engage, in any prohibited transaction under Section 406 of ERISA or
         Section 4975 of the Code for which a civil penalty pursuant to Section 502(I) of ERISA or a tax pursuant to Section 4975 of the Code may be imposed; or

                (f) permit the establishment of any Employee Benefit Plan providing post-retirement welfare benefits or establish or amend any Employee Benefit Plan which establishment or amendment could result in liability to the Borrower or any ERISA Affiliate or increase the obligation of the Borrower or any ERISA Affiliate to a Multiemployer Plan which liability or increase, individually or together with all similar liabilities and increases, is in excess of $5,000,000; or

                (g) fail, or permit any Subsidiary or any ERISA Affiliate to fail, to establish, maintain and operate each Employee Benefit Plan in compliance in all material respects with the provisions of ERISA, the Code, all applicable Foreign Benefit Laws and all other applicable laws and the regulations and interpretations thereof.

         8.11.  Fiscal Year.  Change its Fiscal Year.

         8.12. Dissolution, etc. Wind up, liquidate or dissolve (voluntarily or involuntarily) or commence or suffer any



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



proceedings seeking any such winding up, liquidation or dissolution, except in connection with a merger or consolidation permitted pursuant to Section 8.5.

                                   ARTICLE IX

                         Events of Default Acceleration

         9.1 Events of Default. If any one or more of the following events (herein called "Events of Default") shall occur for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any Governmental Authority), that is to say:

                  (a) the Borrower shall fail to pay (i) when due any principal payable under the terms of any Note or any Reimbursement Obligation or
         (ii) not later than five Business Days of the date when due any interest or fees payable under the terms of any Note or any other amount payable under this Agreement or any other of the other Obligations or any other amount owed to the Agent or any of the Lenders under or in connection with the Loan Documents; or

                  (b) The Borrower or any Material Group shall default in the performance or observance of any other provision of this Agreement (other than the provisions of Article VII and Article VIII), except as covered by clause (a) above, and shall not cure such default within thirty days after the first to occur of (i) the date the Agent or any Lender gives written or telephonic notice of such default to the Borrower or (ii) the date the Borrower otherwise has notice thereof; or

                  (c) the Borrower or any Material Group shall default in the observance or performance of any provision in Article VII or Article VIII; or

                  (d) the Agent shall reasonably determine that any statement, certification, representation or warranty contained herein, or in any of the other Loan Documents or in any report, financial statement, certificate or other instrument delivered to the Agent or any Lender by or on behalf of the Borrower or any Consolidated Entity, was misleading or untrue in any material respect at the time it was made or deemed made; or

                  (e) default shall be made (i) in the payment of any Indebtedness exceeding $5,000,000 (other than the Obligations) of the Borrower or any Consolidated Entity when due or (ii) in the performance, observance or fulfillment of any term or covenant contained in any agreement or instrument under or pursuant to which any such Indebtedness may have been issued, created, assumed, guaranteed or secured by Borrower or any Consolidated Entity, if the effect of such default in the performance, observance or fulfillment is to accelerate the maturity of such Indebtedness or to permit the holder thereof


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



         to cause such Indebtedness to become due prior to its stated maturity, and such default shall not be cured within 10 days after the occurrence of such default, and the amount of the Indebtedness involved exceeds $5,000,000; or

                  (f) the Borrower or any Material Group shall fail to pay or admit in writing its inability to pay its or their debts generally as they come due, or a receiver, trustee, liquidator or other custodian shall be appointed for the Borrower or any Material Group or for any of the property of the Borrower or any Material Group or a petition in bankruptcy, or under any insolvency law, shall be filed by or against the Borrower or any Material Group or the Borrower or any Material Group shall apply for the benefit of, or take advantage of, any law for relief of debtors, or enter into an arrangement or composition with, or make an assignment for the benefit of, creditors; or

                  (g) final judgment for the payment of money in excess of any aggregate of $500,000 shall be rendered against the Borrower or any Material Group, and the same shall remain undischarged for a period of 30 days during which execution shall not be effectively stayed; or

                  (h) an event of default, as therein defined, shall occur under any other Loan Document; or

                  (i) any of the Notes or LC Account Agreement shall be deemed unenforceable by a court of competent jurisdiction or shall no longer be effective; or

                  (j) the Borrower or any Consolidated Entity shall, other than in the ordinary course of business (as determined by past practices), suspend all or any part of its operations material to the conduct of the business of the Borrower and its Consolidated Entities, taken as a whole, for a period of more than 60 days;

                  (k) the Borrower or any Consolidated Entity shall breach any of the material terms or conditions of any agreement under which any Rate Hedging Obligations are created and such breach shall continue beyond any grace period, if any, relating thereto pursuant to the terms of such agreement, or the Borrower or any Consolidated Entity shall disaffirm or seek to disaffirm any such agreement or any of its obligations thereunder;

                  (l) there shall occur (i) any cancellation, revocation, suspension or termination of any Medicare Certification, Medicare Provider Agreement, Medicaid Certification or Medicaid Provider Agreement affecting the Borrower, any Subsidiary or any Contract
         Provider, or (ii) the loss of any other permits, licenses, authorizations, certifications or approvals from any federal, state or local Governmental

         Authority or termination of any contract with any such authority, in either case which cancellation, revocation, suspension, termination or loss (X) in the case of any suspension or temporary loss only, continues for a period greater than 60 days and (Y) results in the suspension or termination of operations of the Borrower or any Subsidiary or in the failure of the Borrower or any Subsidiaries or any Contract Provider to be eligible to participate in Medicare or Medicaid programs or to accept assignments of rights to reimbursement under
         Medicaid Regulations or Medicare Regulations, if and only if such Person, in the ordinary course of business, participates in the Medicare or Medicare programs or accepts assignments of rights to reimbursement thereunder; provided that any such events described in this Section 9.1(l) shall constitute an Event of Default only if such event shall result either singly or in the aggregate in the termination, cancellation, suspension or material impairment of operations or rights to reimbursement which produce 5% or more of the Borrower's gross revenues (on an annualized basis); or

                  (m)      there shall occur a Change of Control;

then, and in any such event and at any time thereafter, if such Event of Default or any other Event of Default shall then be continuing and shall have not been waived,

                  (A) either or both of the following actions may be taken: (i) the Agent, with the consent of the Required Lenders, may, and at the direction of the Required Lenders shall, declare any obligation of the Lenders and the Issuing Bank to make further Loans or to issue additional Letters of Credit terminated, whereupon the obligation of each Lender to make further Loans and of the Issuing Bank to issue additional Letters of Credit hereunder shall terminate immediately, and
         (ii) the Agent shall at the direction of the Required Lenders, at their option, declare by notice to the Borrower any or all of the Obligations to be immediately due and payable, and the same, including all interest accrued thereon and all other obligations of the Borrower to the Agent and the Lenders, shall forthwith become immediately due and payable without presentment, demand, protest, notice or other formality of any kind, all of which are hereby expressly waived, anything contained herein or in any instrument evidencing the Obligations to the contrary notwithstanding; provided, however, that notwithstanding the above, if there shall occur an Event of Default under clause (f) above, then the obligation of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall automatically terminate and any and all of the Obligations shall be immediately due and payable without the necessity of any action by the Agent or the Required Lenders or notice to the Agent or the Lenders;


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

                  (B) the Borrower shall, upon demand of the Agent or the Required Lenders, deposit cash with the Agent in an amount equal to the aggregate amount remaining undrawn under all outstanding Letters of Credit, as collateral security for the repayment of any future drawings or payments under such Letters of Credit, and such amounts shall be held by the Agent pursuant to the terms of the LC Account Agreement; and

                  (C) the Agent and each of the Lenders shall have all of the rights and remedies available under the Loan Documents or under any applicable law.

         9.2. Agent to Act. In case any one or more Events of Default shall occur and be continuing and not have been waived, the Agent may, and at the direction of the Required Lenders shall, proceed to protect and enforce their rights or remedies either by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement or other provision contained herein or in any other Loan Document, or to enforce the payment of the Obligations or any other legal or equitable right or remedy.

         9.3. Cumulative Rights. No right or remedy herein conferred upon the Lenders or the Agent is intended to be exclusive of any other rights or remedies contained herein or in any other Loan Document, and every such right or remedy shall be cumulative and shall be in addition to every other such right or remedy contained herein and therein or now or hereafter existing at law or in equity or by statute, or otherwise.

         9.4. No Waiver. No course of dealing between the Borrower and any Lender or the Agent or any failure or delay on the part of any Lender or the Agent in exercising any rights or remedies under any Loan Document or otherwise available to it shall operate as a waiver of any rights or remedies and no single or partial exercise of any rights or remedies shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or of the same right or remedy on a future occasion.

         9.5. Allocation of Proceeds. If an Event of Default has occurred and not been waived, and the maturity of the Notes has been accelerated pursuant to this Article IX, all payments received by the Agent hereunder, in respect of any principal of or interest on the Obligations or any other amounts payable by the Borrower hereunder, shall be applied by the Agent in the following order:

               (i)  amounts  due to the  Lenders  pursuant  to  Section  2.11 or
         Section 11.6;

               (ii)  amounts due to the Agent and the Issuing  Bank  pursuant to
         Section 10.11, Section 3.3 and Section 3.4;

               (iii) payments of interest, to be applied pro rata based on the proportion which the principal amount of outstanding


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


         Loans and Reimbursement Obligations of each Lender bears to the total of all outstanding Loans and Reimbursement Obligations;

               (iv) payments of principal, to be applied pro rata based on the proportion which the principal amount of outstanding Loans and Reimbursement Obligations of each Lender bears to the total of all outstanding Loans and Reimbursement Obligations;

               (v) payment of cash amounts to the Agent pursuant to Section 9.1;

               (vi) payments of all other amounts due under this Agreement, if any, to be applied in accordance with each Lender's pro rata share of all such other amounts due to the Lenders; and

               (vii) any surplus remaining after application as provided for herein, to the Borrower or otherwise as may be required by applicable law.







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



                                    ARTICLE X

                                   The Agent

         10.1. Appointment. Each Lender hereby irrevocably designates and appoints NationsBank as the Agent for the Lenders under this Agreement, and each of the Lenders hereby irrevocably authorizes NationsBank as the Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers as are expressly delegated to the Agent by the terms of this Agreement and such other Loan Documents, together with such other powers as are reasonably incidental thereto. The Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any of the Lenders, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent.

         10.2. Attorneys-in-fact. The Agent may execute any of its duties under the Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence, gross negligence or willful misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

         10.3. Limitation on Liability. A Neither the Agent nor any of its officers, directors, employees, agents or attorneys-in-fact shall be liable to the Lenders for any action lawfully taken or omitted to be taken by it or them under or in connection with the Loan Documents except for its or their own gross negligence or willful misconduct. Neither the Agent nor any of its Affiliates shall be responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any officer or representative thereof contained in any Loan Document, or in any certificate, report, statement or other document referred to or provided for in or received by the Agent under or in connection with any Loan Document, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of any Loan Document, or for any failure of the Borrower to perform its obligations under any Loan Document, or for any recitals, statements, representations or warranties made, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of any collateral. The Agent shall not be under any obligation to any of the Lenders to ascertain or to inquire as to the observance or performance of any of the terms, covenants or conditions of any Loan Document on the part of the Borrower or to inspect the properties, books or records of the Borrower or its Subsidiaries.

         10.4. Reliance. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent certificate, affidavit, letter,

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



cablegram, telegram, telefacsimile or telex message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless an Assignment and Acceptance shall have been filed with and accepted by the Agent. The Agent shall be fully justified in failing or refusing to take any action under the Loan Documents unless it shall first receive advice or concurrence of the Lenders or the Required Lenders as provided in this Agreement or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under the Loan Documents in accordance with a request of the Required Lenders or all Lenders as required in this Agreement, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all present and future holders of the Notes.

         10.5. Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Agent has received notice from a Lender, an Authorized Representative or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall promptly give notice thereof to the Lenders. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders or all Lenders as required in this Agreement; provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default as it shall deem advisable in the best interests of the Lenders.

         10.6. No Representation. Each Lender expressly acknowledges that neither the Agent nor any of its affiliates has made any representations or warranties to it and that no act by the Agent hereafter taken, including any review of the affairs of the Borrower or its Consolidated Entities, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the financial condition, creditworthiness, affairs, status and nature of the Borrower and each Consolidated Entity and made its own decision to enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and


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




information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under the Loan Documents and to make such investigation as it deems necessary to inform itself as to the status and affairs, financial or otherwise, of the Borrower and its Subsidiaries. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Borrower and its Subsidiaries which may come into the possession of the Agent or any of its affiliates.

         10.7 Indemnification. Each of the Lenders agrees to indemnify the Agent in its capacity as such (to the extent not reimbursed by the Borrower or any of its Consolidated Entities and without limiting any obligations of the Borrower or any of its Consolidated Entities to do so), ratably according to the respective principal amount of the Notes held by them (or, if no Notes are outstanding, ratably in accordance with their respective Applicable Commitment Percentages as then in effect) from and against any and all liabilities, obligations, losses (excluding any losses suffered by the Agent as a result of the Borrower's failure to pay any fee owing to the Agent), damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may at any time (including without limitation at any time following the payment of the Notes) be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of any Loan Document or any other document contemplated by or referred to therein or the transactions contemplated thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct. The agreements in this Section 10.7 shall survive the payment of the Facility Termination Date.

         10.8. Lender. The Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower and its Subsidiaries as though it were not the Agent hereunder. With respect to its Loans made or renewed by it and any Note issued to it, the Agent shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" shall, unless the context otherwise indicates, include the Agent in its individual capacity.

         10.9. Resignation. If the Agent shall resign as Agent under this Agreement, then the Required Lenders may appoint, with the consent, so long as there shall not have occurred and be continuing a Default or Event of Default, of the Borrower, which consent shall not be unreasonably withheld, a successor Agent for the Lenders, which successor Agent shall be a commercial bank organized under the laws of the United States or any state thereof, having a combined surplus and capital of not less than $500,000,000, whereupon such successor Agent shall succeed to the rights, powers and duties of the former Agent and the obligations of the former Agent shall be terminated and canceled, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement; provided, however, that the former Agent's resignation shall not become effective until such successor Agent has been appointed and has succeeded of record to all right, title and interest in any collateral held by the Agent; provided, further, that if the Required Lenders and, if applicable, the Borrower cannot agree as to a successor Agent within ninety (90) days after such resignation, the Agent shall appoint a successor Agent which satisfies the criteria set forth above in this
Section 10.9 for a successor Agent and the parties hereto agree to execute whatever documents are necessary to effect such action under this Agreement or any other document executed pursuant to this Agreement; provided, however that in such event all provisions of the Loan Documents, shall remain in full force and effect. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article X shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

         10.10. Sharing of Payments, etc. Each Lender agrees that if it shall, through the exercise of a right of banker's lien, set-off, counterclaim or otherwise, obtain payment with respect to its Obligations (other than pursuant to Section 2.14 or Article IV) which results in its receiving more than its pro rata share of the aggregate payments with respect to all of the Obligations (other than any payment expressly provided hereunder to be distributed on other than a pro rata basis and payments pursuant to Article IV), then (a) such Lender shall be deemed to have simultaneously purchased from the other Lenders a share in their Obligations so that the amount of the Obligations held by each of the Lenders shall be pro rata and (b) such other adjustments shall be made from time to time as shall be equitable to insure that the Lenders share such payments ratably; provided, however, that for purposes of this Section 10.10 the term "pro rata" shall be determined with respect to both the Revolving Credit Commitment and Line of Credit Commitment of each Lender and to the Total
Revolving Credit Commitment and Total Line of Credit Commitment after subtraction in each case of amounts, if any, by which any such Lender has not funded its share of the outstanding Loans and Obligations. If all or any portion of any such excess payment is thereafter recovered from the Lender which received the same, the purchase provided in this Section 10.10 shall be rescinded to the extent of such recovery, without interest. The Borrower expressly consents to the foregoing arrangements and agrees that each Lender so purchasing a portion of the other Lenders' Obligations may exercise all rights of payment (including, without limitation, all rights of set-off,


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



banker's lien or counterclaim) with respect to such portion as fully as if such Lender were the direct holder of such portion.

         10.11. Fees. The Borrower agrees to pay to the Agent, for its individual account, in advance a quarterly Agent's fee in such amount as from time to time agreed to by the Borrower and Agent in writing.

         10.12.  Independent  Agreements.  The provisions  contained in Sections
10.1 through 10.8 and 10.10 (other than the last sentence thereof) constitute independent obligations and agreements of the Agent and the Lenders and the Borrower shall not be deemed a party thereto nor bound thereby. Borrower does acknowledge the rights of Lenders and Agent under Sections 10.9 and 10.11 and the last sentence of Section 10.10.

                                   ARTICLE XI

                                 Miscellaneous

         11.1. Assignments and Participations. (a) At any time after the Closing Date each Lender may, with the prior consent of the Agent and (so long as no Default or Event of Default shall have occurred and be continuing) the Borrower, which consents shall not be unreasonably withheld, assign to one or more banks or financial institutions all or a portion of its rights and obligations under the Loan Documents (including, without limitation, all or a portion of any Notes payable to its order); provided, that (i) each such assignment shall be of a constant and not a varying percentage of all of the assigning Lender's rights and obligations under the Revolving Credit Facility, Letter of Credit Facility and the Line of Credit Facility, (ii) for each assignment involving the issuance and transfer of Notes, the assigning Lender shall execute an Assignment and Acceptance and the Borrower hereby agrees to execute replacement Notes to give effect to such assignment, (iii) the minimum Commitment which shall be assigned is (x) $5,000,000, in the case of an assignment by one existing Lender to another existing Lender, and (y) $10,000,000 in all other cases, and in multiples of $1,000,000 in excess thereof (together with which the assigning Lender's applicable portion of Participations and the Letter of Credit Commitment shall also be assigned), (iv) such assignee shall have an office located in the United States, and (v) no consent of the Borrower or the Agent shall be required in connection with any assignment by a Lender to an affiliate of such Lender. Upon such execution, delivery, approval and acceptance, from and after the effective date specified in each Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder or under any such Notes have been assigned or negotiated to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and a holder of such Notes and (y) the assignor thereunder shall, to the extent that rights and obligations hereunder or under such Note have been assigned or negotiated by it pursuant to such Assignment and Acceptance, relinquish its rights, other than those set forth in
Section 3.2(g), Article IV, Section 11.6 and Section 11.12 of this Agreement and be released from its obligations under this Agreement. Except as otherwise provided herein, any Lender who makes an assignment shall pay to the Agent a one-time administrative fee of $3,000 which fee shall not be reimbursed by the Borrower.

         (b) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) the assignment made under such Assignment and Acceptance is made under such Assignment and Acceptance without recourse to such assignor; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to (x) the statements, warranties or representations made



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



in or in connection with this Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto, (y) the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any of the other Loan Documents or any other document or instrument furnished pursuant hereto, or (z) the financial condition of the Borrower or its Subsidiaries or the performance or observance by the Borrower or any Subsidiary of any of its obligations under any Loan Document or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements delivered pursuant to Section 6.6(a) or Section 7.1, as the case may be, and such other Loan Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under any Loan Document; (v) such assignee appoints and authorizes the Agent to take such action as Agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto; and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender and a holder of such Notes.

         (c) The Agent shall maintain at its address referred to herein a copy of each Assignment and Acceptance delivered to and accepted by it.

         (d) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender, the Agent shall give prompt notice thereof to Borrower.

         (e) Nothing herein shall prohibit any Lender from pledging or assigning, without notice to or consent of the Borrower or the Agent and without the payment of the administrative fee referred to in Section 13.1(a), any Note to any Federal Reserve Bank in accordance with applicable law.

         (f) Each Lender may sell participations at its expense to one or more banks or other entities as to all or a portion of its rights and obligations under this Agreement; provided, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations,
(iii) such Lender shall remain the holder of any Note issued to it for the purpose of this Agreement, (iv) such participations shall be in a minimum amount of $5,000,000 and, if greater, an amount which is an integral multiple of
$1,000,000   and  shall   include  an   allocable

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


portion of such Lender's Participations, (v) the Borrower, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and with regard to any and all payments to be made under this Agreement; provided, that the participation agreement between a Lender and its participants may provide that such Lender will obtain the approval of such participant prior to such Lender's agreeing to any amendment or waiver of any provisions of any Loan Document which would (A) extend the maturity of any Note or scheduled payment of any Obligations, (B) reduce the interest rates, unused fees or letter of credit facility fees hereunder or (C) increase or extend the termination date of the Revolving Credit Commitment, Line of Credit Commitment or Letter of Credit Commitment of the Lender granting the participation, and (vi) the sale of any such participations which require Borrower to file a registration statement with the United States Securities and Exchange Commission or under the securities regulations or laws of any state shall not be permitted.

         (g) The Borrower may not assign any rights, powers, duties or obligations under this Agreement or the other Loan Documents without the prior written consent of all the Lenders.

         11.2. Notices. Any notice shall be conclusively deemed to have been received by any party hereto and be effective (i) on the day on which delivered (including hand delivery by commercial courier service) to such party (against receipt therefor), (ii) on the date of receipt at such address, telefacsimile number or telex number as may from time to time be specified by such party in written notice to the other parties hereto or otherwise received), in the case of notice by telegram, telefacsimile or telex, respectively (where the receipt of such message is verified by return), or (iii) on the fifth Business Day after the day on which mailed, if sent prepaid by certified or registered mail, return receipt requested, in each case delivered, transmitted or mailed, as the case may be, to the address, telex number or telefacsimile number, as appropriate, set forth below or such other address or number as such party shall specify by notice hereunder:

                  (a)      if to the Borrower:

                           Two Perimeter Park South
                           Suite 224W
                           Birmingham, Alabama  35243
                           Attention:  Richard M. Scrushy

                           with a copy to:

                           Chief Financial Officer
                           HEALTHSOUTH  Corporation
                           Two Perimeter Park South
                           Suite 224W
                           Birmingham,  Alabama   35243
                           with a copy to:

                           Treasurer
                           HEALTHSOUTH Corporation
                           Two Perimeter Park South
                           Suite 224W
                           Birmingham, Alabama  35243

                           with a copy to:

                           William W. Horton
                           HEALTHSOUTH Corporation
                           Two Perimeter Park South
                           Birmingham, Alabama  35243

                  (b)      if to the Agent at:

                           One Independence Center
                           15th Floor
                           101 North Tryon Street
                           Charlotte, North Carolina  28255
                           Attention:  Agency Services

                           with a copy to:

                           600 Peachtree Street, N.E.
                           21st Floor
                           Atlanta, Georgia  30308-2213
                           Attention:  Corporate Banking

                  (c) if to NationsBank in its capacity as issuer of the Letters of Credit:

                           NationsBank, N.A.
                           One Independence Center, 15th Floor
                           101 North Tryon Street
                           Charlotte, North Carolina  28255
                           Attention:  Letter of Credit Department

                  (d)      if to the Lenders:

                           At the addresses set forth on the signature pages hereof and on the signature page of each Assignment and Acceptance.

         11.3. No Waiver. No failure or delay on the part of the Agent, any Lender or the Borrower in the exercise of any right, power or privilege hereunder shall operate as a waiver of any such right, power or privilege nor shall any such failure or delay preclude any other or further exercise thereof. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

         11.4. Setoff. The Borrower agrees that the Agent and each Lender shall have a lien for all the Obligations of the Borrower upon all deposits or deposit accounts, of any kind, or any interest in any deposits or deposit accounts thereof, now or hereafter pledged, mortgaged, transferred or assigned to the Agent or such Lender or otherwise in the possession or control of the Agent or such Lender (other than for safekeeping) for any purpose for the account or benefit of the Borrower and including any balance of any deposit account or of any credit of the Borrower with the Agent or such Lender, whether now existing or hereafter established, hereby authorizing the Agent and each Lender at any time or times from and after the occurrence of a Default or an Event of Default with or without prior notice to set off against and apply such balances or any part thereof to such of the Obligations of the Borrower to the Lenders then past due and in such amounts as they may elect, and whether or not the collateral or the responsibility of other Persons primarily, secondarily or otherwise liable may be deemed adequate. For the purposes of this paragraph, all remittances and property shall be deemed to be in the possession of the Agent or such Lender as soon as the same may be put in transit to it by mail or carrier or by other bailee.

         11.5. Survival. All covenants, agreements, representations and warranties made herein shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit and the execution and delivery to the Lenders of this Agreement and the Notes and shall continue in full force and effect so long as any of Obligations remain outstanding or any Lender has any commitment hereunder or the Borrower has continuing obligations hereunder unless otherwise provided herein. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party and all covenants, provisions and agreements by or on behalf of the Borrower which are contained in the Loan Documents shall inure to the benefit of the successors and permitted assigns of the Lenders or any of them.

         11.6. Expenses. The Borrower agrees (a) to pay or reimburse the Agent for all its reasonable and customary out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of, and any amendment, supplement or modification to, this Agreement or any of the other Loan Documents, and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the reasonable and customary fees and disbursements of counsel to the Agent, (b) to pay or reimburse the Agent and, after an Event of Default, each Lender for all their reasonable costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, including without limitation, the reasonable fees and disbursements of their counsel, (c) to pay, indemnify and hold harmless the Agent and each Lender from any and all recording and filing fees and any and all liabilities with respect to, or resulting from any failure of Borrower to pay or delay of Borrower in paying, documentary, stamp, excise, withholding and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation of any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, and (d) from and after the occurrence of any Event of Default to pay, and indemnify and hold harmless the Agent and each Lender from and against, any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement or in any respect relating to the transactions contemplated hereby or thereby, (all the foregoing, collectively, the "indemnified liabilities"); provided, however, that the Borrower shall have no obligation hereunder with respect to indemnified liabilities arising from (i) the willful misconduct or negligence of the party seeking indemnification, (ii) legal proceedings commenced against the Agent or any Lender by any security holder or creditor thereof arising out of and based upon rights afforded any such security holder or creditor solely in its capacity as such, (iii) any taxes imposed upon the Agent or any Lender other than the documentary, stamp, excise, withholding and similar taxes described in clause (c) above or any tax resulting from any change described in Section 4.1, which tax would be payable to Lenders by Borrower pursuant to Article IV, (iv) taxes imposed as a result of a transfer or assignment of any Note, participation or assignment of a portion of its rights, (v) any taxes imposed upon any transferee of any Note, or (vi) by reason of the failure of the Agent or any Lender to perform its or their obligations under this Agreement. The agreements in this subsection shall survive the Facility Termination Date.

         11.7. Amendments. No amendment, modification or waiver of any provision of this Agreement or any of the other Loan Documents and no consent by the Lenders to any departure therefrom by the Borrower shall be effective unless such amendment, modification or waiver shall be in writing and signed by the Agent and the Borrower, but only upon having received the written consent of the Required Lenders, and the same shall then be effective only for the period and on the conditions and for the specific instances and purposes specified in such writing; provided, however, that no such amendment, modification or waiver

                  (i) which changes, extends or waives any provision of Section 2.7, Section 2.11, Section 3.3(a), Section 5.1(a), Section 7.11,
         Section 10.10, Section 11.1(g), this Section 11.7 or Section 11.15, the amount of or the due date of any scheduled installment or other payment of or the rate of interest or other amounts payable on or with respect to any Obligation, which changes the definition of Required Lenders, which increases or extends the Commitment of any Lender or which increases or extends the Revolving Credit Termination Date (including any extension of the expiry date of a Letter of Credit beyond the Revolving Credit Termination Date) or the Stated Termination Date or which waives any condition to the making of any Loan or the issuance of any Letter of Credit shall be effective unless in writing and signed by each of the Lenders; provided, however, the Required Lenders may in their sole discretion waive any Default or Event of Default (other than any Event of Default under Section 9.1(a) as to which only the Lender which is the payee of a Note may waive the failure to make a payment of principal or interest due on such Note and
         Section 9.1(f) as to which all Lenders must waive such Event of Default);

             (ii)  which   affects  the  rights,   privileges,   immunities   or
         indemnities of the Agent, shall be effective unless in writing and signed by the Agent.

Notwithstanding any provision of the other Loan Documents to the contrary, as between the Agent and the Lenders, execution by the Agent shall not be deemed conclusive evidence that the Agent has obtained the written consent of the Required Lenders; however, the Borrower shall be entitled to rely on the signature of the Agent as evidence of consent. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances, except as provided by law or as otherwise expressly provided herein. No delay or omission on any Lender's, the Agent's or the Borrower's part in exercising any right, remedy or option shall operate as a waiver of such or any other right, remedy or option or of any Default or Event of Default.

         11.8. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such fully-executed counterpart.

         11.9. Waivers by Borrower. In any litigation in any court with respect to, in connection with, or arising out of this Agreement, the Loans, any of the Notes, any of the other Loan Documents, the Obligations, or any instrument or document delivered pursuant to this Agreement, or the validity, protection, interpretation, collection or enforcement thereof, or any other claim or dispute howsoever arising between the Borrower and the Lenders or the Agent, the Borrower and each Lender and the Agent hereby waive, to the extent permitted by law, trial by jury in connection with any such litigation.

         The Borrower, the Agent and the Lenders believe that, inasmuch as this Agreement and the transactions contemplated hereby have been entered into and consummated outside the State of Alabama, such transactions constitute transactions in interstate commerce, so that neither the Agent nor any of the Lenders is required, solely by entering into this Agreement and consummating the transactions contemplated hereby, to qualify to do business as a foreign corporation within the State of Alabama. Notwithstanding the foregoing, however, the Borrower hereby irrevocably waives all rights that it may have to raise, in any action brought by any of the Lenders or the Agent to enforce the rights of the Lenders and the Agent hereunder or under any of the other Loan Documents, or the obligations of the Borrower hereunder or thereunder, any defense which is based upon the failure of any of the Lenders or the Agent to qualify to do business as a foreign corporation in the State of Alabama, including, but not limited to, any defenses based upon ss. 232 of the Alabama Constitution of 1901, ss. 10-2B-15.01 of the Code of Alabama (1975) or ss. 40-14-4 of the Code of Alabama (1975), or any successor provision to any thereof. The foregoing waiver is made knowingly and voluntarily and is a material inducement for the Agent and the Lenders to enter into the transactions contemplated by this Agreement or any of the other Loan Documents.

         11.10. Termination. The termination of this Agreement shall not affect any rights of the Borrower, the Lenders or the Agent or any obligation of the Borrower, the Lenders or the Agent, arising prior to the effective date of such termination, and the provisions hereof shall continue to be fully operative until all transactions entered into or rights created or obligations incurred prior to such termination have been fully disposed of, concluded or liquidated and the Obligations arising prior to or after such termination have been irrevocably paid in full. The rights granted to the Agent for the benefit of the Lenders hereunder and under the other Loan Documents shall continue in full force and effect, notwithstanding the termination of this Agreement, until all of the Obligations have been paid in full after the termination hereof or the Borrower has furnished the Lenders and the Agent with an indemnification satisfactory to the Agent and each Lender with respect thereto. All representations, warranties, covenants, waivers and agreements contained herein shall survive termination hereof until payment in full of the Obligations unless otherwise provided herein. Notwithstanding the foregoing, if after receipt of any payment of all or any part of the Obligations, any Lender is for any reason compelled to surrender such payment to any Person because such payment is determined to be void or voidable as a preference, impermissible setoff, a diversion of trust funds or for any other reason, this Agreement shall continue in full force and the Borrower shall be liable to, and shall indemnify and hold such Lender harmless for, the amount of such payment surrendered until such Lender shall have been finally and irrevocably paid in full. The provisions of the foregoing sentence shall be and remain effective notwithstanding any contrary action which may have been taken by the Lenders in reliance upon such payment, and any such contrary action so taken shall be without prejudice to the Lenders' rights under this Agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

         11.11. Governing Law. All documents executed pursuant to the transactions contemplated herein, including, without limitation, this Agreement and each of the other Loan Documents shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with, the internal laws and judicial decisions of the State of North Carolina. The Borrower hereby submits to the jurisdiction and venue of the state and federal courts of North Carolina for the purposes of resolving disputes hereunder or arising out of the transaction contemplated hereby or for the purposes of collection.

         11.12. Indemnification. In consideration of the execution and delivery of this Agreement by the Agent and each Lender and the extension of the Commitments, and so long as the Agent and Lenders have fulfilled their obligations hereunder, the Borrower hereby indemnifies, exonerates and holds free and harmless the Agent and each Lender and each of their respective officers, directors, employees, affiliates and agents (collectively, the "Indemnified Parties") from and against any and all actions, causes of action, claims, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (collectively, the "Indemnified Liabilities"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to, any of the following:

                  (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loan or supported by any Letter of Credit;

                  (b) the entering into and performance of this Agreement and any other Loan Document by any of the Indemnified Parties;

                  (c) provided Lenders have no ownership interest in real property of Borrower, any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to the protection of the environment or the release by the Borrower or any of its Subsidiaries or Controlled Partnerships of any hazardous waste material; or

                  (d) provided Lenders have no ownership interest in real property of Borrower, the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from any real property owned or operated by the Borrower or any Subsidiary or Controlled Partnership of any hazardous waste material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any environmental laws), regardless of whether caused by, or within the control of, the Borrower or such Subsidiary or Controlled Partnerships, except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's negligence or willful misconduct, and if and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The agreements in this Section 11.12 shall survive the Facility Termination Date.

         11.13. Agreement Controls. In the event that any term of any of the Loan Documents other than this Agreement conflicts with any term of this Agreement, the terms and provisions of this Agreement shall control.

         11.14. Integration. This Agreement and the other Loan Documents represent the final agreement between the parties as to the subject matter hereof or thereof and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no oral agreements between the parties.

         11.15. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Agent and all Lenders. The Agent and the Lenders may assign or transfer their interest hereunder but only as provided herein.

         11.16. Severability. If any provision of this Agreement or the other Loan Documents shall be determined to be illegal or invalid as to one or more of the parties hereto, then such provision shall remain in effect with respect to all parties, if any, as to whom such provision is neither illegal nor invalid, and in any event all other provisions hereof shall remain effective and binding on the parties hereto.

         11.17. Usury Savings Clause. Notwithstanding any other provision herein, the aggregate interest rate charged under any of the Notes, including all charges or fees in connection therewith deemed in the nature of interest under North Carolina law, shall not exceed the Highest Lawful Rate (as such term is defined below). If the rate of interest (determined without regard to the preceding sentence) under this Agreement at any time exceeds the Highest Lawful Rate (as defined below), the outstanding amount of the Loans made hereunder shall bear interest at the Highest Lawful Rate until the total amount of interest due hereunder equals the amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect. In addition, if when the Loans made hereunder are repaid in full the total interest due hereunder (taking into account the increase provided for above) is less than the total amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect, then to the extent permitted by law, the Borrower shall pay to the Agent an amount equal to the difference between the amount of the interest paid and the amount of interest which would have been paid if the Highest Lawful Rate had at all times been in effect. Notwithstanding the foregoing, it is the intention of the Lenders and the Borrower to conform strictly to any applicable usury laws. Accordingly, if any Lender contracts for, charges, or receives any consideration which constitutes interest in excess of the Highest Lawful Rate, then any such excess shall be canceled automatically and, if previously paid, shall at such Lender's option be applied to the outstanding amount of the Loans made hereunder or be refunded to the Borrower. As used in this paragraph, the term "Highest Lawful Rate" means, as to any Lender, the maximum lawful interest rate, if any, that at any time or from time to time may be contracted for, charged, or received under the laws applicable to such Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

                                               HEALTHSOUTH CORPORATION
WITNESS:

/s/ WILLIAM W. HORTON
-----------------------------                  By:  /s/ MICHAEL D. MARTIN
/s/ TERRY L. SCAGGS                               ------------------------------
-----------------------------                  Name:  Michael D. Martin
                                               Title: Senior Vice President and
                                                      Treasurer

                                               NATIONSBANK N.A.,
                                               as Agent for the Lenders



                                               By:    /s/ DOUGLAS E. COLTHARP
                                                 -------------------------------
                                               Name:  Douglas E. Coltharp
                                               Title: Senior Vice President


COMMITMENT:                                    NATIONSBANK, N.A.
$70,000,000


                                               By:    /s/ DOUGLAS E. COLTHARP
                                               Name:  Douglas E. Coltharp
                                               Title: Senior Vice President

                                               Lending Office:
                                                 100 South Tryon Street
                                                 Charlotte, North Carolina 28255

                                               Wire Transfer Instructions:
                                                 NationsBank, N.A.
                                                 Charlotte, North Carolina
                                                 ABA #053000196
                                                 Reference: HEALTHSOUTH
                                                      Corporation
                                                 Attention: Agency Services

COMMITMENT:                                 THE BANK OF NOVA SCOTIA
$55,000,000


                                               By:    /s/ DANA MALONEY
                                                  ------------------------------
                                               Name: Dana Maloney
                                               Title: Relationship Manager

                                               Lending Office:
                                                 600 Peachtree Street, N.E.
                                                 Suite 2700
                                                 Atlanta, Georgia 30308

                                               Wire Transfer Instructions:
                                                 The Bank of Nova Scotia
                                                 New York Agency, for further
                                                   credit to BNS-Atlanta Agency
                                                 New York, New York
                                                 ABA #026002532
                                                 Account #0606634
                                                 Attention: Houston-Atlanta Team
                                                 Reference: HEALTHSOUTH

COMMITMENT:                                 FIRST UNION NATIONAL BANK OF
$55,000,000                                 NORTH CAROLINA



                                            By:    /s/ JOSEPH H. TOWELL
                                               ---------------------------------
                                            Name:  Joseph H. Towell
                                            Title: Senior Vice President

                                              Lending Office:
                                               One First Union Plaza
                                               Charlotte, North Carolina 28288

                                               Wire Transfer Instructions:
                                               First Union National Bank of
                                               North Carolina
                                               Charlotte, North Carolina
                                               ABA #053000219
                                               Account #465906 0001802
                                               Reference: HEALTHSOUTH
                                               Attention: Sue Patterson

COMMITMENT:                                 TORONTO DOMINION (TEXAS), INC.
$55,000,000



                                                   By:    /s/ LISA ALLISON
                                                      --------------------------
                                                   Name: Lisa Allison
                                                   Title: Vice President

                                                     Lending Office:
                                                     909 Fannin Street, 17th
                                                     Floor
                                                     Houston, Texas 77010

                                                     Wire Transfer Instructions:
                                                     The Toronto Dominion Bank
                                                     ABA #0260003243
                                                     Favor: TD Houston
                                                     Account #2159251
                                                     Reference: HEALTHSOUTH
                                                     Attention: Lisa Allison

COMMITMENT:                                 WACHOVIA BANK OF GEORGIA, N.A.
$55,000,000


                                                     By:    /s/ LEIF MURPHY
                                                        ------------------------
                                                     Name: Leif Murphy
                                                     Title: Banking Officer

                                                     Lending Office:
                                                     191 Peachtree Street, N.E.
                                                     Atlanta, Georgia 30303


                                                     Wire Transfer Instructions:
                                                     Wachovia Bank of Georgia
                                                     Atlanta, Georgia
                                                     ABA #061000010
                                                     Account #18-800-621
                                                     Attention: Becky Creel

COMMITMENT:                                 AMSOUTH BANK OF ALABAMA
$55,000,000


                                                  By:    /s/ WILLIAM P. BARNES
                                                       -------------------------
                                                  Name:  William P. Barnes
                                                  Title: Vice President

                                                     Lending Office:
                                                     1900 5th Avenue North
                                                     Birmingham, Alabama 35203

                                                     Wire Transfer Instructions:
                                                     AmSouth Bank of Alabama
                                                     Birmingham, Alabama
                                                     ABA #062000019
                                                     Reference:Account #50214357
                                                     HEALTHSOUTH
                                                     Attention: Jane Dainas

COMMITMENT:                                 BANK OF TOKYO-MITSUBISHI LTD.,
$55,000,000                                 ATLANTA AGENCY



                                            By:    /s/ NATHANIEL W. LEA
                                                  ------------------------------
                                            Name:  Nathaniel W. Lea
                                            Title: Banking Officer

                                             Lending Office:
                                              Atlanta Agency

                                               -------------------------------

                                             Wire Transfer Instructions:

                                               ---------------------------------

                                               ---------------------------------

                                               ABA #
                                                     ---------------------
                                               Reference:
                                                         -----------------------
                                               Attention:
                                                         -----------------------

COMMITMENT:                                 DEUTSCHE BANK AG, NEW YORK AND/OR
$55,000,000                                 CAYMAN ISLANDS BRANCHES



                                            By:    /s/ STEPHEN A. WIEDEMANN
                                                  ------------------------------
                                            Name:  Stephen A. Weidemann
                                            Title: Vice President


                                            By:    /s/ DAPHNE K. LEE
                                                   -----------------------------
                                            Name: Daphne K. Lee
                                            Title: Assistant Vice President

                                                 Lending Office:
                                                    31 W. 52nd Street
                                                    New York, New York  10019

                                                  Wire Transfer Instructions:
                                                    Deutsche Bank AG
                                                    New York, New York  10019
                                                    ABA #026003780
                                                    Reference: HEALTHSOUTH
                                                    Account #0479733

COMMITMENT:                                 THE INDUSTRIAL BANK OF JAPAN,
$55,000,000                                 LIMITED



                                            By:    /s/ JUNRI ODA
                                                  -----------------------------
                                            Name: Junri Oda
                                            Title: Senior Vice President
                                                   and Senior Manager

                                            Lending Office:
                                              New York Branch
                                              245 Park Avenue
                                              New York, New York 10167

                                            Wire Transfer Instructions:
                                              Industrial Bank of Japan, Limited,
                                              New York Branch
                                              ABA #026008345
                                              Reference: HEALTHSOUTH Corporation
                                              Attention: Credit Administration

COMMITMENT:                                 PNC BANK, KENTUCKY, INC.
$55,000,000


                                            By:    /s/ TODD D. MUNSON
                                                  ------------------------------
                                            Name: Todd D. Munson
                                            Title: Vice President

                                               Lending Office:
                                                 500 West Jefferson Street
                                                 Louisville, Kentucky 40202

                                               Wire Transfer Instructions:
                                                 PNC Bank, Kentucky, Inc.
                                                 Louisville, Kentucky
                                                 ABA #083-000-108
                                                 Account #3000990597
                                                 Reference: HEALTHSOUTH
                                                 Attention: Margie Pate

COMMITMENT:                                COOPERATIEVE CENTRALE RAIFFEISEN-
$55,000,000                                BOERENLEENBANK B.A.,
                                           "RABOBANK NEDERLAND", NEW YORK BRANCH



                                           By:    /s/ TERRELL BOYLE
                                                  ------------------------------
                                           Name: Terrell Boyle
                                           Title: Vice President

                                           By:    /s/ W. JEFFREY VOLLACK
                                                  ------------------------------
                                           Name:  W. Jeffrey Vollack
                                           Title: Vice President, Manager

                                                 Lending Office:
                                                   245 Park Avenue
                                                   New York, New York 10167
                                                   Attention: Corporate Services
                                                              Dept.
                                                   Telephone: 212-917-7800
                                                   Fax: 212-818-0233

                                                 Wire Transfer Instructions:
                                                   Bank of New York
                                                   New York, New York
                                                   ABA #021000018
                                                   For the account of RaboBank
                                                   Account #8026002533
                                                   Reference: HEALTHSOUTH

COMMITMENT:                                 CREDIT LYONNAIS, NEW YORK BRANCH
$55,000,000


                                            By:    /s/ FARBOUD TAVANGER
                                                  ------------------------------
                                            Name:  Farboud Tavanger
                                            Title: Vice President

                                              Lending Office:

                                               ---------------------------------

                                               ---------------------------------


                                              Wire Transfer Instructions:

                                               ---------------------------------

                                               ---------------------------------

                                               ABA #
                                                     ---------------------
                                               Reference:
                                                         -----------------------
                                               Attention:
                                                         -----------------------

COMMITMENT:                                 MELLON BANK, N.A.
$55,000,000


                                            By:    /s/ MICHAEL R. ZAKSHESKE
                                                  ------------------------------
                                            Name:  Michael R. Zaksheske
                                            Title: Vice President

                                               Lending Office:
                                                 2 Mellon Bank Center
                                                 Room 152-0270
                                                 Pittsburgh, Pennsylvania 15259

                                               Wire Transfer Instructions:
                                                 Mellon Bank, N.A.
                                                 Pittsburgh, Pennsylvania 15259
                                                 ABA #0430-0026-1
                                                 Account #990873800
                                                 Attention: Christine Bissell
                                                 Reference: HEALTHSOUTH Corp.

COMMITMENT:                                 BANKERS TRUST COMPANY
$55,000,000


                                            By:    /s/ ROBERT R. TELESCA
                                                  ------------------------------
                                            Name:  Robert P. Telesca
                                            Title: Assistant Vice President

                                           Lending Office:
                                             1 Bankers Trust Plaza
                                             130 Liberty Street
                                             New York, New York  10006

                                           Wire Transfer Instructions:
                                             Bankers Trust Company
                                             New York, New York  10006
                                             ABA #021-001-033
                                             Reference: HEALTHSOUTH
                                             Attention: Commercial Loan
                                                        Division

COMMITMENT:                                 LTCB TRUST COMPANY
$37,500,000


                                            By:    /s/ SATORU OTSUBO
                                                  ------------------------------
                                            Name: Satoru Otsubo
                                            Title: Executive Vice President

                                                Lending Office:
                                                  165 Broadway
                                                  New York, New York 10006

                                                 Wire Transfer Instructions:
                                                   Bankers Trust Company
                                                   ABA #021001033
                                                   Name of Account: LTCB Trust
                                                       Company
                                                   Account #04-203-606

COMMITMENT:                                 NATIONAL CITY BANK, KENTUCKY
$37,500,000


                                            By:    /s/ RODERIC M. BROWN
                                                  ------------------------------
                                            Name:  Roderic M. Brown
                                            Title: Vice President

                                               Lending Office:
                                                  101 S. Fifth Street
                                                  Louisville, Kentucky 40202

                                                Wire Transfer Instructions:
                                                  National City Bank, Kentucky
                                                  Louisville, Kentucky
                                                  ABA #0830-0005-6
                                                  Reference: HEALTHSOUTH
                                                  Attention: Sandy Walker

COMMITMENT:                                 ABN AMRO BANK N.V., ATLANTA AGENCY
$37,500,000
                                            By: ABN AMRO NORTH AMERICA, INC.,
                                                as Agent



                                            By:    /s/ W. PAT FISCHER
                                                  ------------------------------
                                            Name:  W. Pat Fischer
                                            Title: Senior Vice President
                                                       and Managing Director


                                            By:    /s/ MICHIEL VAN CRANENBURGH
                                                  ------------------------------
                                            Name:  Michiel Van Cranenburgh
                                            Title: Assistant Vice President

                                            Lending Office:
                                              One Ravinia Drive, Suite 1200
                                              Atlanta, Georgia 30346

                                            Wire Transfer Instructions:
                                              Federal Reserve Bank
                                              New York, New York
                                              ABA #0260-09580
                                              Further credit to: ABN AMRO
                                                   Bank N.V., Atlanta Branch
                                              Account #651-0-010197-41
                                              Reference: HEALTHSOUTH

COMMITMENT:                                 FLEET NATIONAL BANK
$37,500,000


                                            By:    /s/ GINGER STOLZENTHALER
                                                  ------------------------------
                                            Name:  Ginger Stolzenthaler
                                            Title: Vice President

                                              Lending Office:
                                                75 State Street
                                                Boston, Massachusetts 02109

                                              Wire Transfer Instructions:
                                                Fleet National Bank
                                                Boston, Massachusetts
                                                ABA #011-000-138
                                                Account #1510351
                                                For credit to Commercial Loan
                                                   Services
                                                Attention: Agent Bank
                                                   Department

COMMITMENT:                                 THE BANK OF NEW YORK
$37,500,000


                                            By:    /s/ ALAN F. LYSTER, JR.
                                                  ------------------------------
                                            Name:  Alan F. Lyster, Jr.
                                            Title: Vice President

                                              Lending Office:
                                                One Wall Street, 22nd Floor
                                                New York, New York 10286

                                              Wire Transfer Instructions:
                                                The Bank of New York
                                                Commercial Loan Department
                                                New York, New York
                                                ABA #021000018
                                                CLA #111556
                                                Attention: Lorna O. Alleyne

COMMITMENT:                                 THE DAI-ICHI KANGYO BANK, LIMITED,
$37,500,000                                 ATLANTA AGENCY



                                            By:    /s/ TOSHIAKI KURIHARA
                                               ---------------------------------
                                            Name:  Toshiaki Kurihara
                                            Title: Joint General Manager

                                             Lending Office:
                                               Marquis Two Tower, Suite 2400
                                               285 Peachtree Center Avenue, N.E.
                                               Atlanta, Georgia 30303

                                             Wire Transfer Instructions:
                                               The Dai-Ichi Kangyo Bank, Ltd.
                                               New York, New York
                                               ABA #0260 0430 7
                                               For credit to DKB-Atlanta Agency
                                               Account #H79-740-111250
                                               Reference: HEALTHSOUTH

COMMITMENT:                                 UNION BANK OF CALIFORNIA, N.A.
$20,000,000


                                            By:    /s/ WILLIAM SWIONTEK
                                                  ------------------------------
                                            Name:  William Swiontek
                                            Title: Vice President

                                            Lending Office:
                                              550 S. Hope Street, 3rd Floor
                                              Los Angeles, California  90071

                                            Wire Transfer Instructions:
                                              The Bank of California
                                              Los Angeles, California  90071
                                              ABA #121000015
                                              Reference: HEALTHSOUTH
                                              Account #001 060 235
                                              Attention: Hisaki Sakamoto

COMMITMENT:                                CREDITANSTALT CORPORATE FINANCE, INC.
$20,000,000


                                           By:    /s/ JOE LONGOSZ
                                                  ------------------------------
                                           Name:  Joe Longosz
                                           Title: Vice President


                                           By:    /s/ SCOTT KRAY
                                                  ------------------------------
                                           Name:  Scott Kray
                                           Title: Senior Associate

                                             Lending Office:
                                               Two Ravinia Drive, Suite 1680
                                               Atlanta, Georgia 30346

                                           Wire Transfer Instructions:
                                               Chemical Bank
                                               New York, New York
                                               ABA #021000128
                                               Account: Creditanstalt, New York
                                               Account #544-7-73095

COMMITMENT:                                 FIRST AMERICAN NATIONAL BANK
$20,000,000


                                           By:    /s/ NEDDA M. POLLACK
                                                  ------------------------------
                                           Name:  Nedda M. Pollack
                                           Title: Senior Vice President

                                             Lending Office:
                                               300 Union Street, 2nd Floor
                                               Nashville, Tennessee  37237-0203

                                             Wire Transfer Instructions:
                                               First American National Bank
                                               Nashville, Tennessee  37237-0203
                                               ABA #064000017
                                               Account #0901256
                                               Attention: Betsy Pylkos

COMMITMENT:                            FUJI BANK
$20,000,000


                                       By:    /s/ TOSHIHIRO MITSUI
                                             -----------------------------------
                                       Name:  Toshihiro Mitsui
                                       Title: Vice President and Manager

                                         Lending Office:
                                           Atlanta Agency

                                         Wire Transfer Instructions:
                                           The Fuji Bank, Limited
                                           New York Agency
                                           ABA #026009700
                                           Account: The Fuji Bank, Ltd., Atlanta
                                           Attention: ____________________

COMMITMENT:                                 HIBERNIA NATIONAL BANK
$20,000,000


                                            By:    /s/ COLLEEN LACY
                                                  ------------------------------
                                            Name: Colleen Lacy
                                            Title: Vice President

                                            Lending Office:
                                              313 Carondelet Street
                                              New Orleans, Louisiana 70130

                                            Wire Transfer Instructions:
                                              Hibernia National Bank
                                              New Orleans, Louisiana
                                              ABA #065000090
                                              Account #0520-36615
                                                       National Accounts
                                              Reference: HEALTHSOUTH
                                              Attention: ____________________

COMMITMENT:                                 THE SANWA BANK LIMITED, ATLANTA
$20,000,000                                 AGENCY



                                            By:    /s/ WILLIAM M. PLOUGH
                                               ---------------------------------
                                            Name:  William M. Plough
                                            Title: Vice President

                                                Lending Office:
                                                  133 Peachtree Street, N.E.
                                                  Suite 4750
                                                  Atlanta, Georgia 30303

                                                Wire Transfer Instructions:
                                                  The Sanwa Bank Limited
                                                  New York, New York
                                                  ABA #026009823
                                                  Account #999669
                                                  For the account of Atlanta
                                                  Reference: HEALTHSOUTH

COMMITMENT:                                 THE SUMITOMO BANK, LIMITED
$20,000,000


                                            By:    /s/ E. B. BUCHANAN, III
                                                  ------------------------------
                                            Name:  E. B. Buchanan, III
                                            Title: Vice President

                                              Lending Office:
                                                303 Peachtree Street, Suite 4420
                                                Atlanta, Georgia 30308

                                              Wire Transfer Instructions:
                                                The Sumitomo Bank, Ltd.
                                                Chicago, Illinois  60606
                                                ABA #071001850
                                                Reference: HEALTHSOUTH
                                                Attention: Maria Martinez

COMMITMENT:                                 KREDIETBANK, N.V.
$20,000,000


                                            By:    /s/ ROBERT SHAUFFER
                                                  ------------------------------
                                            Name: Robert Shauffer
                                            Title: Vice President

                                            Lending Office:
                                              1349 W. Peachtree Street
                                              Suite 1750
                                              Atlanta, Georgia 30309

                                            Wire Transfer Instructions:
                                              Bank of New York
                                              New York, New York
                                              ABA #021-000-018
                                              Account #802 301 5618
                                              Account Name: Kredietbank
                                                            New York
                                              Reference: HEALTHSOUTH
                                              Attention: Lynda Resuma,
                                                         Loan Administration

COMMITMENT:                                 THE SAKURA BANK, LIMITED
$20,000,000                                 ATLANTA AGENCY



                                            By:    /s/ HIROYASU IMANISHI
                                                  ------------------------------
                                            Name:  Hiroyasu Imanishi
                                            Title: Vice President
                                                   and Senior Manager

                                             Lending Office:
                                               245 Peachtree Center Ave, N.E.
                                               Suite 2703
                                               Atlanta, Georgia 30303

                                             Wire Transfer Instructions:
                                               Morgan Guaranty Trust Co.
                                               of New York
                                               New York, New York
                                               ABA #021 000 238
                                               Account Name: The Sakura Bank,
                                                             Ltd., New York
                                               Account #631-22-624
                                               In favor of MTKB, Atlanta,
                                                           A/C 8000100-1

COMMITMENT:                                 THE SUMITOMO TRUST AND BANKING CO.,
$20,000,000                                 LTD.



                                            By:    /s/ SURAJ P. BHATIA
                                                  ------------------------------
                                            Name:  Suraj P. Bhatia
                                            Title: Senior Vice President

                                               Lending Office:
                                                 527 Madison Avenue
                                                 New York, New York  10022

                                               Wire Transfer Instructions:
                                                 Chase Manhattan Bank
                                                 New York, New York
                                                 ABA #021-000-021
                                                 Account #920-1-061497
                                                 For account of Sumitomo Trust
                                                   and Banking Co., Ltd.

COMMITMENT:                                 SUNTRUST BANK, NASHVILLE, N.A.
$20,000,000


                                            By:    /s/ KAREN COLE AHERN
                                                  ------------------------------
                                            Name:  Karen Cole Ahern
                                            Title: Vice President

                                             Lending Office:
                                               201 4th Avenue, North
                                               Nashville, Tennessee  37219

                                             Wire Transfer Instructions:
                                               SunTrust Bank, Nashville, N.A.
                                               Nashville, Tennessee  37219
                                               ABA #064000046
                                               Reference: HEALTHSOUTH
                                               Account #170730-0998
                                               Attention: Leigh Anne Gregory

COMMITMENT:                                 THE TOKAI BANK, LTD., ATLANTA AGENCY
$20,000,000


                                            By:    /s/ ELICHI FUJIHIRA
                                                  ------------------------------
                                            Name:  Elichi Fujihira
                                            Title: General Manager

                                             Lending Office:
                                               285 Peachtree Center Avenue, N.E.
                                               Marquis II Tower, Suite 2802
                                               Atlanta, Georgia 30303

                                             Wire Transfer Instructions:
                                               The Tokai Bank, Ltd.
                                               New York, New York
                                               ABA #026-004-747
                                               For account of The Tokai
                                                Bank, Ltd., Atlanta Agency
                                               Account #08961

                                    EXHIBIT A

                        Applicable Commitment Percentages


Lender                              Revolving        Line of Applicable
------                              Credit           Credit Commitment
                                    Commitment       Commitment Percentage
                                    ----------       ----------------------

NationsBank, National
Association                         $  50,400,000       $  19,600,000     5.60%

The Bank of Nova Scotia                39,600,000          15,400,000     4.40

First Union National
Bank of North Carolina                 39,600,000          15,400,000     4.40

Toronto Dominion (Texas),
Inc.                                   39,600,000          15,400,000     4.40

Wachovia Bank of Georgia,
N.A.                                   39,600,000          15,400,000     4.40

AmSouth Bank of Alabama                39,600,000          15,400,000     4.40

Bank of Tokyo-Mitsubishi
Ltd., Atlanta Agency                   39,600,000          15,400,000     4.40

Deutsche Bank AG, New York
and/or Cayman Islands Branches         39,600,000          15,400,000     4.40

The Industrial Bank of
Japan, Limited                         39,600,000          15,400,000     4.40

PNC Bank, Kentucky,                    39,600,000          15,400,000     4.40
Inc.

Cooperatieve Centrale
Raiffeisen-Boerenleenbank
B.A., "Rabobank Nederland",
New York Branch                        39,600,000          15,400,000     4.40

Credit Lyonnais, New
York Branch                            39,600,000          15,400,000     4.40

Mellon Bank, N.A.                      39,600,000          15,400,000     4.40

Bankers Trust Company                  39,600,000          15,400,000     4.40

LTCB Trust Company                     27,000,000          10,500,000     3.00

National City Bank,
Kentucky                               27,000,000          10,500,000     3.00

ABN AMRO Bank, N.V.,
Atlanta Agency                         27,000,000          10,500,000     3.00

Fleet National Bank                    27,000,000          10,500,000     3.00

The Bank of New York                   27,000,000          10,500,000     3.00

The Dai-Ichi Kangyo
Bank, Limited Atlanta
Agency                                 27,000,000          10,500,000     3.00

Union Bank of California,
N.A.                                   14,400,000           5,600,000     1.60

Creditanstalt Corporate
Finance, Inc.                          14,400,000           5,600,000     1.60

First American National
Bank                                   14,400,000           5,600,000     1.60

Fuji Bank                              14,400,000           5,600,000     1.60

Hibernia National Bank                 14,400,000           5,600,000     1.60

The Sanwa Bank Limited,
Atlanta Agency                         14,400,000           5,600,000     1.60

The Sumitomo Bank,
Limited                                14,400,000           5,600,000     1.60

Kredietbank, N.V.                      14,400,000           5,600,000     1.60

The Sakura Bank,
Limited, Atlanta Agency                14,400,000           5,600,000     1.60

The Sumitomo Trust and
Banking Co., Ltd.                      14,400,000           5,600,000     1.60

SunTrust Bank, Nashville,
N.A.                                   14,400,000           5,600,000     1.60

The Tokai Bank, Ltd.,
Atlanta Agency                         14,400,000           5,600,000     1.60
                                    --------------         ------------   ------

         TOTALS                      $900,000,000        $350,000,000   100.00%

                                    EXHIBIT B

                        Form of Assignment and Acceptance

                         DATED               ,
                              --------------   -------

         Reference is made to the Third Amended and Restated Credit Agreement dated as of April 18, 1996, as amended (the "Agreement"), among HEALTHSOUTH Corporation, a Delaware corporation (the "Borrower"), the Lenders (as defined in the Agreement), and NationsBank, National Association, as Agent for the Lenders ("Agent"). Unless otherwise defined herein, terms defined in the Agreement are used herein with the same meanings.

                                        (the "Assignor") and
         ------------------------------                      -------------------
                (the "Assignee") agree as follows:
----------------


         1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, WITHOUT RECOURSE to the Assignor, a _______% 1 interest in and to all of the Assignor's rights and obligations under the Agreement as of the Effective Date (as defined below), including, without limitation, such percentage interest in the Loans owing to the Assignor on the Effective Date, and evidenced by the Revolving Note and Line of Credit Note held by the Assignor and in Participations and the Letter of Credit Commitment of the Assignor.

         2. The Assignor (i) represents and warrants that, as of the date hereof, (A) the aggregate outstanding principal amounts of the Revolving Loans owing to it (without giving effect to assignments thereof which have not yet become effective) is $________ under a Revolving Note dated __________, 19__ in the principal amount of $_________, (B) the aggregate principal amount of Line of Credit Loans owing to it (without giving effect to the assignments thereof which have not yet become effective) is $__________ under a Line of Credit Note dated ____________, 19__ in the principal amount of $_________ and (C) the aggregate principal amount of the Participations purchased by it in Letters of Credit (without giving effect to the assignments thereof which have not yet become effective) is $_________; (ii) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim created by it; (iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement or any of the other Loan Documents or any
--------
     1      Specify percentage in no more than 8 decimal points.

other instrument or document furnished pursuant thereto; (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any Subsidiary or the performance or observance by the Borrower or any Subsidiary of any of its obligations under any of the Loan Documents or any other instrument or document furnished pursuant thereto and (v) attaches hereto the Revolving Note and the Line of Credit Note, as the case may be, referred to in paragraph 1 above and requests that the Agent exchange such Notes for replacement Notes as follows: a Revolving Note dated _____________, 19__ in the principal amount of $________________, and a Line of
Credit Note dated __________, 19__ in the principal amount of $__________ and a Competitive Bid Note dated ____________________, 19__ in the principal amount of $_______________ each payable to the order of the Assignor, and a Revolving Note, dated ______________________, 19__, in the principal amount of $_________________ and a Line of Credit Note dated _________________________,
19___ in the principal amount of $_________________ and a Competitive Bid Note dated _________________, 19___ in the amount of $____________, each payable to the order of the Assignee.

         3. The Assignee (i) confirms that it has received a copy of the Agreement, together with copies of the financial statements referred to in
Section 7.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor, or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement; (iii) appoints and authorizes the Agent to take such actions on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) will perform all of the obligations which by the terms of the Agreement are required to be performed by it as a Lender; and (v) specifies as its address for notices the office set forth beneath its name on the signature pages hereof.

         4. The effective date for this Assignment and Acceptance shall be _____________________________ (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance and recording by the Agent.

         5. Upon such acceptance and recording, as of the Effective Date, (i) the Assignee shall be a party to the Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Loan Documents and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights, other than those set forth in Section 3.2(g), Article IV, Section 11.6 and Section 11.12 of the Agreement and be released from its obligations under the Agreement and the other Loan Documents.

         6. Upon such acceptance and recording, from and after the Effective Date, the Agent shall make all payments under the Agreement and Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest, commitment fees and letter of credit fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Agreement and the Notes for periods prior to the Effective Date directly between themselves.

         7. This Assignment and Acceptance shall be governed by and construed in accordance with, the laws of the State of _________.

                                      [NAME OF ASSIGNOR]

                                      By:_______________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                      Notice Address:
                                                     ---------------------------
                                                     ---------------------------
                                                     ---------------------------
                                      After the Effective Date
                                      Outstanding Revolving Loans:$_____________
                                      Outstanding Linen of Credit
                                        Loan: $___________
                                      Outstanding LC
                                        Participations:             $___________


                                      [NAME OF ASSIGNEE]

                                      By:_______________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                      Notice Address/Lending Office
                                                     ---------------------------
                                                     ---------------------------
                                                     ---------------------------

                                      Wire transfer Instructions:
                                                     ---------------------------
                                                     ---------------------------
                                                     ---------------------------

                                      After the Effective Date
                                      Outstanding Revolving Loans:$_____________
                                      Outstanding Line of Credit
                                                       Loans: $__________

                                      Outstanding LC
                                        Participations: $___________


                                      Accepted this ______ day of ________, 19__
                                      NATIONSBANK, NATIONAL ASSOCIATION,
                                        as Agent

                                      By:_______________________________________
                                        Name:___________________________________
                                        Title:__________________________________

Consented to:

HEALTHSOUTH Corporation


By:____________________________________
   Name:_______________________________
   Title:______________________________

                                    EXHIBIT C

               Notice of Appointment (or Revocation) of Authorized
                                 Representative

         Reference is hereby made to the Third Amended and Restated Credit Agreement dated as of April 18, 1996, as amended (the "Agreement"), among HEALTHSOUTH Corporation, a Delaware corporation (the "Borrower"), the Lenders (as defined in the Agreement), and NationsBank, National Association, as Agent for the Lenders ("Agent"). Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Agreement.

         The Borrower hereby nominates, constitutes and appoints each individual named below as an Authorized Representative under the Loan Documents, and hereby represents and warrants that (i) set forth opposite each such individual's name is a true and correct statement of such individual's office (to which such individual has been duly elected or appointed), a genuine specimen signature of such individual and an address for the giving of notice, and (ii) each such individual has been duly authorized by the Borrower to act as Authorized Representative under the Loan Documents:

Name and Address              Office         Specimen Signature

-----------------    -------------------    -------------------
-----------------
-----------------

-----------------    -------------------    --------------------
-----------------
-----------------

-----------------    -------------------    --------------------
-----------------
-----------------

Borrower hereby revokes (effective upon receipt hereof by the Agent) the prior appointment of ________________ as an Authorized Representative.

         This the ___ day of __________________, 19__.

                                                 HEALTHSOUTH Corporation


                                                 By:____________________________
                                                 Name:__________________________
                                                 Title:_________________________

                                    EXHIBIT D

                            Form of Borrowing Notice

To:      NationsBank, National Association,
         as Agent
         Independence Center, 15th Floor
         NC1-001-15-04
         Charlotte, North Carolina  28255
         Attention: Agency Services
         Telefacsimile:  (704) 386-9923

           Reference is hereby made to the Third Amended and Restated Credit Agreement dated as of April 18, 1996, as amended (the "Agreement"), among HEALTHSOUTH Corporation (the "Borrower"), the Lenders (as defined in the
Agreement),  and  NationsBank,  National  Association,  as Agent for the Lenders
("Agent"). Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Agreement.

         The Borrower through its Authorized Representative hereby gives notice to the Agent that Loans of the Type and amount set forth below be made on the date indicated:

Class of Loan        Type Loan       Interest      Aggregate
(check one)         (check one)      Period(1)      Amount(2)    Date of Loan(3)
-----------         -----------      ---------      ---------    ---------------


Revolving           Base Rate
Loan ___            ___

Line of             Eurodollar
Credit              Rate ___
Loan ___


-----------------------

(1)      For any Eurodollar Rate Loan, one, two, three or six months.
(2)      Must be $5,000,000 or if greater an integral multiple of $1,000,000.
(3)      At least three (3) Business Days later if a Eurodollar Rate Loan;

         The Borrower hereby requests that the proceeds of Loans described in this Borrowing Notice be made available to the Borrower as follows: [insert
                                                                         -------
transmittal instructions].
------------------------
         The undersigned hereby certifies that:

         1. No Default or Event of Default exists either now or after giving effect to the borrowing described herein; and

         2. All the representations and warranties set forth in Article VI of the Agreement and in the other Loan Documents (other than those expressly stated to refer to a particular date) are true and correct as of the date hereof except that the reference to the financial statements in Section 6.6(a) of the Agreement are to those financial statements most recently delivered to you pursuant to Section 7.1 of the Agreement (it being understood that any financial statements delivered pursuant to Section 7.1(b) have not been certified by independent public accountants).

         3. All conditions contained in the Agreement to the making of any Loan requested hereby have been met or satisfied in full .

                                    HEALTHSOUTH CORPORATION


                                    BY: ________________________________________
                                               Authorized Representative

                                    DATE: ______________________________________

                                    EXHIBIT E

                          Form of Competitive Bid Note

                                 PROMISSORY NOTE


$_____________1                                                   April 18, 1996


         FOR VALUE RECEIVED,  HEALTHSOUTH  CORPORATION,  a Delaware  corporation
(the "Borrower"), hereby promises to pay to the order of ____________________________2 (the "Lender"), for account of its Applicable Lending Office provided for by the Credit Agreement referred to below, at the principal office of NationsBank, N.A., One Independence Center, 101 North Tryon Street, NC1-001-15-04, Charlotte, North Carolina 28255 (or at such other place or places as the Agent may designate in writing) at the times set forth in the Credit Agreement (as herein defined), the aggregate unpaid principal amount of the Competitive Bid Loans made by the Lender to the Borrower under the Credit Agreement, in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Competitive Bid Loan, at such office, in like money and funds, for the period commencing on the date of such Competitive Bid Loan until such Competitive Bid Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

         The date, amount, Type, interest rate and maturity date of each Competitive Bid Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Borrower on its books and, prior to any transfer of this Note, endorsed by the Borrower on the schedule attached hereto or any continuation thereof, provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Competitive Bid Loans made by the Lender.

         This Note is one of the Competitive Bid Notes referred to in the Third Amended and Restated Credit Agreement dated as of April 18, 1996 (as modified and supplemented from time to time, the "Credit Agreement") among the Borrower, the Lenders named therein and NationsBank, N.A., as Agent, and evidences Competitive Bid Loans made by the Lender thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Credit Agreement.

----------
1  Insert the amount of Lender's Revolving Credit Commitment.
2  Insert name of Lender in capital letters.

         The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Competitive Bid Loans upon the terms and conditions specified therein. In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorney's fees.

         Except as permitted by Section 11.1 of the Credit Agreement, this Note may not be assigned by the Lender to any other Person.

         This Note shall be governed by, and construed in accordance with, the law of the State of North Carolina.

WITNESS:                                     HEALTHSOUTH CORPORATION

____________________________
                                             By:________________________________
____________________________                 Name:______________________________
                                             Title:_____________________________

                        SCHEDULE OF COMPETITIVE BID LOANS


         This Note evidences Competitive Bid Loans made under the within-described Credit Agreement to the Borrower, on the dates, in the principal amounts, of the Types, bearing interest at the rates and maturing on the dates set forth below, subject to the payments and prepayments of principal set forth below:


       Principal
Date    Amount    Type             Maturity    Amount     Unpaid
 of       of       of    Interest    Date of   Paid or   Principal    Notation
Loan     Loan     Loan     Rate       Loan     Prepaid     Amount       Made by
----     ----     ----     ----       ----     -------     ------       -------

                                   EXHIBIT F

                     Form of Interest Rate Selection Notice

To:      NationsBank, National Association
         (Carolinas), as Agent
         Independence Center, 15th Floor
         NC1-001-15-04
         Charlotte, North Carolina  28255
         Attention:  Agency Services
         Telefacsimile:  (704) 386-9923

           Reference is hereby made to the Third Amended and Restated Credit Agreement dated as of April 18, 1996, as amended (the "Agreement"), among HEALTHSOUTH Corporation (the "Borrower"), the Lenders (as defined in the
Agreement),  and  NationsBank,  National  Association,  as Agent for the Lenders
("Agent"). Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Agreement.

         The Borrower through its Authorized Representative hereby gives notice to the Agent of the following selection of a type of Loan [or Segment] and Interest Period:

Type of Loan             Interest             Aggregate         Date of
(check one)               Period(1)            Amount(2)        Conversion (3)
-----------               ---------            ---------        --------------


Revolving Loan
Base Rate Loan ___

Eurodollar Rate
Loan ___

Line of Credit
Loan
Base Rate Loan ___

Eurodollar Rate
Loan ___


-----------------------

(1)      For any Eurodollar Rate Loan one, two, three or six months.
(2)      Must be $5,000,000 or if greater an integral multiple of $1,000,000.
(3)      At least  three (3)  Business  Days  later if a  Eurodollar  Rate Loan.

                                            HEALTHSOUTH Corporation

                                            BY: ________________________________
                                                  Authorized Representative
                                            DATE: ______________________________

                                    EXHIBIT G

                           Form of Line of Credit Note

                                 Promissory Note
                              (Line of Credit Loan)



$--------------

                                                       ---------, --------------

                                                                  April 18, 1996


         FOR VALUE RECEIVED, HEALTHSOUTH Corporation, a Delaware corporation having its principal place of business located in Birmingham, Alabama (the "Borrower"), hereby promises to pay to the order of

         _______________________________________________  (the "Lender"), in its
individual capacity, at the office of NATIONSBANK, NATIONAL ASSOCIATION, as agent for the Lenders (the "Agent"), located at One Independence Center, 101 North Tryon Street, NC1-001-15-04, Charlotte, North Carolina 28255 (or at such other place or places as the Agent may designate in writing) at the times set forth in the Third Amended and Restated Credit Agreement dated as of April 18, 1996 among the Borrower, the financial institutions party thereto, as amended (collectively, the "Lenders") and the Agent (the "Agreement" -- all capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement), in lawful money of the United States of America, in immediately available funds, the principal amount of

         ________________________________________  DOLLARS  ($__________) or, if
less than such principal amount, the aggregate unpaid principal amount of all Line of Credit Loans made by the Lender to the Borrower pursuant to the Agreement, and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates provided in Article II of the Agreement. All or any portion of the principal amount of Line of Credit Loans may be prepaid as provided in the Agreement.

         If any amount payable under this Note is not paid when due, the then remaining principal amount and accrued but unpaid interest shall bear interest which shall be payable on demand at the rates per annum set forth in the proviso to Section 2.3(a) of the Agreement. Further, in the event of such acceleration, this Line of Credit Note shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

         In the event this Line of Credit Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees, and interest due hereunder thereon at the rates set forth above.

         Interest hereunder shall be computed as provided in the Agreement.

         This Line of Credit Note is one of the Line of Credit Notes referred to in the Agreement and is issued pursuant to and entitled to the benefits of the Agreement to which reference is hereby made for a more complete statement of the terms and conditions upon which the Line of Credit Loans evidenced hereby were or are made and are to be repaid. This Line of Credit Note is subject to certain restrictions on transfer or assignment as provided in the Agreement.

         All Persons bound on this obligation, whether primarily or secondarily liable as principals, sureties, guarantors, endorsers or otherwise, hereby waive to the full extent permitted by law the benefits of all provisions of law for stay or delay of execution or sale of property or other satisfaction of judgment against any of them on account of liability hereon until judgment be obtained and execution issues against any other of them and returned satisfied or until it can be shown that the maker or any other party hereto had no property available for the satisfaction of the debt evidenced by this instrument, or until any other proceedings can be had against any of them, also their right, if any, to require the holder hereof to hold as security for this Line of Credit Note any collateral deposited by any of said Persons as security. Protest, notice of protest, notice of dishonor, diligence, presentment or any other formality are hereby waived by all parties bound hereon.

         IN WITNESS WHEREOF, the Borrower has caused this Line of Credit Note to be made, executed and delivered by its duly authorized representative as of the date and year first above written, all pursuant to authority duly granted.


                             HEALTHSOUTH Corporation

WITNESS:

______________________                     By: _________________________________
______________________
                                           Name: _______________________________
                                           Title: ______________________________

                                    EXHIBIT H

                                   Investments

                                    EXHIBIT I

                             Form of Revolving Note

                                 Promissory Note
                                (Revolving Loan)



$-------------                                         ---------, --------------

                                                                  April 18, 1996


         FOR VALUE RECEIVED, HEALTHSOUTH Corporation, a Delaware corporation having its principal place of business located in Birmingham, Alabama (the "Borrower"), hereby promises to pay to the order of

         _______________________________________________  (the "Lender"), in its
individual capacity, at the office of NATIONSBANK, NATIONAL ASSOCIATION, as agent for the Lenders (the "Agent"), located at One Independence Center, 101 North Tryon Street, NC1-001-15-04, Charlotte, North Carolina 28255 (or at such other place or places as the Agent may designate in writing) at the times set forth in the Third Amended and Restated Credit Agreement dated as of April 18, 1996 among the Borrower, the financial institutions party thereto, as amended (collectively, the "Lenders") and the Agent (the "Agreement" -- all capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement), in lawful money of the United States of America, in immediately available funds, the principal amount of
         ________________________________________  DOLLARS  ($__________) or, if
less than such principal amount, the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrower pursuant to the Agreement, and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates provided in Article II of the Agreement. All or any portion of the principal amount of Revolving Loans may be prepaid as provided in the Agreement.

         If any amount payable under this Note is not paid when due, the then remaining principal amount and accrued but unpaid interest shall bear interest which shall be payable on demand at the rates per annum set forth in the proviso to Section 2.3(a) of the Agreement. Further, in the event of such acceleration, this Revolving Note shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

         In the event this Revolving Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees, and interest due hereunder thereon at the rates set forth above.

         Interest hereunder shall be computed as provided in the Agreement.

         This Revolving Note is one of the Revolving Notes referred to in the Agreement and is issued pursuant to and entitled to the benefits of the Agreement to which reference is hereby made for a more complete statement of the terms and conditions upon which the Revolving Loans evidenced hereby were or are made and are to be repaid. This Revolving Note is subject to certain restrictions on transfer or assignment as provided in the Agreement.

         All Persons bound on this obligation, whether primarily or secondarily liable as principals, sureties, guarantors, endorsers or otherwise, hereby waive to the full extent permitted by law the benefits of all provisions of law for stay or delay of execution or sale of property or other satisfaction of judgment against any of them on account of liability hereon until judgment be obtained and execution issues against any other of them and returned satisfied or until it can be shown that the maker or any other party hereto had no property available for the satisfaction of the debt evidenced by this instrument, or until any other proceedings can be had against any of them, also their right, if any, to require the holder hereof to hold as security for this Revolving Note any collateral deposited by any of said Persons as security. Protest, notice of protest, notice of dishonor, diligence, presentment or any other formality are hereby waived by all parties bound hereon.

         IN WITNESS WHEREOF, the Borrower has caused this Revolving Note to be made, executed and delivered by its duly authorized representative as of the date and year first above written, all pursuant to authority duly granted.


                             HEALTHSOUTH Corporation

WITNESS:

______________________                      By: ________________________________
______________________
                                            Name: ______________________________
                                            Title: ____________________________
_

                                    EXHIBIT J

                      Form of Competitive Bid Quote Request


                                     [Date]

To:               NationsBank, N.A.

From:             HEALTHSOUTH Corporation

Re:               Competitive Bid Quote Request


         Pursuant to Section 2.2 of the Third Amended and Restated Credit Agreement dated as of April 18, 1996 (as modified and supplemented from time to time, the "Credit Agreement") among HEALTHSOUTH Corporation, the lenders named therein and NationsBank, N.A. as agent, we hereby give notice that we request Competitive Bid Quotes for the following proposed Competitive Bid Borrowing(s):

Borrowing              Quotation                                     Interest
   Date                  Date   1        Amount  2       Type   3     Period   4
   ----                  --------        ---------       --------     ----------




         Terms used herein have the meanings assigned to them in the Credit Agreement.

                                             HEALTHSOUTH CORPORATION


                                             By:________________________________
                                                Title:

--------

         1 For use if an Absolute Rate in an Absolute Rate Auction is requested to be submitted before the Borrowing Date.
         2 Each amount must be $10,000,000 or a larger integral multiple of $1,000,000.
         3 Insert either "Eurodollar Margin" (in the case of Eurodollar Market Loans) or "Absolute Rate" (in the case of Absolute Rate Loans).
         4 One, two three or six months, in the case of a Eurodollar Market Loan or, in the case of an Absolute Rate Loan, a period of up to 180 days after the making of such Absolute Rate Loan and ending on a Business Day.

                                    EXHIBIT K

                          Form of Competitive Bid Quote


To:                        NationsBank, N.A., as Agent

Attention:

Re:                        Competitive Bid Quote to HEALTHSOUTH Corporation
                           (the "Borrower")


         This Competitive Bid Quote is given in accordance with Section 2.2(c) of the Third Amended and Restated Credit Agreement dated as of April 18, 1996 (as modified and supplemented from time to time, the "Credit Agreement") among HEALTHSOUTH Corporation, the lenders named therein and NationsBank, N.A., as agent. Terms defined in the Credit Agreement are used herein as defined therein.

         In response to the Borrower's invitation dated __________, 199__, we hereby make the following Competitive Bid Quote(s) on the following terms:

                  1.       Quoting Bank:

                  2.       Person to contact at Quoting Bank:

                  3. We hereby offer to make Competitive Bid Loan(s) in the following principal amount[s], for the following Interest Period(s) and at the following rate(s):

    Borrowing      Quotation                                          Interest

      Date            Date    1      Amount2     Type3     Period  4       Rate5
      ----            ----    -      -------     -----     ------  -       -----

         We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Credit Agreement, irrevocably obligate[s] us to make the Competitive Bid Loan(s) for which any offer(s) (is/are) accepted, in whole or in part (subject to the third sentence of Section 2.2(e) of the Credit Agreement).

                                             Very truly yours,

                                             [NAME OF BANK]


                                             By:________________________________
                                                Authorized Officer

Dated:  __________, ____


--------

         1 As specified in the related Competitive Bid Quote Request.
         2 The principal amount bid for each Interest Period may not exceed the principal amount requested. Bids must be made for at least $5,000,000 or a larger integral multiple of $1,000,000.
         3 Indicate "Eurodollar Margin" (in the case of Eurodollar Market Loans) or "Absolute Rate" (in the case of Absolute Rate Loans).
         4 One, two, three or six months, in the case of a Eurodollar Market Loan or, in the case of an Absolute Rate Loan, a period of up to 180 days after the making of such Absolute Rate Loan and ending on a Business Day, as specified in the related Competitive Bid Quote Request.
         5 For a Eurodollar Market Loan, specify margin over or under the Interbank Offered Rate adjusted for the Eurodollar Reserve Percentage determined for the applicable Interest Period. Specify percentage (rounded to the nearest 1/10,000 of 1%) and specify whether "PLUS" or "MINUS". For an Absolute Rate Loan, specify rate of interest per annum (rounded to the nearest 1/10,000 of 1%).

                                    EXHIBIT L

                      Form of Opinion of Borrower's Counsel


                                  See attached.

                                    EXHIBIT M

                             Compliance Certificate

NationsBank, National Association,
as Agent
Independence Center, 15th Floor
NC1-001-15-04
Charlotte, North Carolina  28255
Attention: Agency Services
Telefacsimile:  (704) 386-9923

NationsBank, National Association,
as Agent
_____________________________________
Attention: __________________________
Telefacsimile: (___) ___-____


         Reference is hereby made to the Third Amended and Restated Credit Agreement dated as of April 18, 1996, as amended (the "Agreement"), among HEALTHSOUTH Corporation (the "Borrower"), the Lenders (as defined in the Agreement) and NationsBank, National Association, as Agent for the Lenders
("Agent"). Capitalized terms used but not otherwise defined herein shall have the respective meanings therefor set forth in the Agreement. The undersigned, a duly authorized and acting Authorized Representative, hereby certifies to you as of __________ (the "Determination Date") as follows:

I.       Calculations:

         1.  Consolidated Net Worth

             A.    Consolidated Net Worth at
                   Determination Date                           $___________

             B.    Consolidated Net Worth Required

                   a)       At Closing Date                     $917,711,000
                   b)       Consolidated Net Income for
                            successive fiscal quarters
                            x 50%                                ___________
                   c)       Net proceeds of any sale of
                            Capital Stock                        ___________
                   d)       Additions resulting from
                            "pooling of interests"               ___________
                   e)       (a) + (b) + (c) + (d) (Required)    $___________

         2.       Consolidated EBITDA to Consolidated
                  Interest Expense

                  A.  Consolidated Net Income                   ___________
                  B.  Consolidated Interest Expense             ___________
                  C.  Consolidated Income Tax Expense           ___________
                  D.  Consolidated Amortization Expense         ___________
                  E.  Consolidated Depreciation Expense         ___________
                  F.  Minority Interest in Consolidated
                      Entities                                  ___________
                  G.  2A + 2B + 2C + 2D + 2E + 2F               ___________
                  H.  Ratio of 2G to 2B                        ____ to 1.00

                  Required:  Not less than 2.50 to 1.00

         3.       Consolidated Indebtedness to Consolidated
                  Total Capital

                  A.  Consolidated Indebtedness                 ___________
                  B.  Consolidated Total Capital                ___________
                  C.  Ratio of 3A to 3B                        ____ to 1.00

                  Required:  Not to exceed .65 to 1.00

II.      No Default

                           A. Since __________ (the date of the last similar certification), (a) the Borrower has not defaulted in the keeping, observance, performance or fulfillment of its obligations pursuant to any of the Loan Documents; and (b) no Default or Event of Default has occurred and is continuing.

                           B. If a  Default  or Event of  Default  has  occurred
                  since __________ (the date of the last similar certification), the Borrower proposes to take the following action with respect to such Default or Event of Default:__________________
                  ______________________________________________________________
                  ______________________________________________________________
                  ______________________________________________________________
                         (Note,   if  no  Default  or  Event  of  Default  has
                          occurred, insert "Not Applicable").

         The Determination Date is the date of the last required financial statements submitted to the Lenders in accordance with Section 9.1 of the Agreement.

IN WITNESS WHEREOF, I have executed this Certificate this _____ day of __________, 19___.

                                             By:________________________________
                                                Authorized Representative
                                             Name:______________________________
                                             Title:_____________________________

                                    EXHIBIT N

                               Executive Officers

                                  Schedule 6.4

                                  Subsidiaries

                                  Schedule 6.19

                               Employment Matters

                                  Schedule 8.3

                        Existing Subsidiary Indebtedness




                                       S-2